T

                                SELF ADMINISTERED
                         AUTOMATIC YEARLY RENEWABLE TERM
                              REINSURANCE AGREEMENT

CEDING COMPANY:      USAA LIFE INSURANCE COMPANY OF SAN ANTONIO, TEXAS
                     (hereinafter referred to as the Ceding Company)

REINSURER:           CONTINENTAL ASSURANCE COMPANY OF CHICAGO, ILLINOIS
                     (hereinafter referred to as the Reinsurer)

ACCEPTED COVERAGES:  As defined in the Accepted Coverages Schedule

EFFECTIVE DATE:      June 1, 1998

Commencing on the Effective Date, the Ceding Company may submit any of its excess insurance risks under Accepted Coverages subject to the provisions of this Agreement.

This Agreement consists of the following sections:

SECTION I            AUTOMATIC REINSURANCE
SECTION II           BASIS OF REINSURANCE AND PREMIUMS
SECTION III          STANDARD PROVISIONS
SECTION IV           SPECIAL PROVISIONS
SECTION V            SCHEDULES

These sections or parts of these sections may be changed or modified only upon written agreement between the Ceding Company and the Reinsurer.

                                   SECTION IA

                              AUTOMATIC REINSURANCE

A. The Reinsurer will automatically accept reinsurance on a risk subject to the following conditions:

     1. The Ceding Company has kept amounts equal to the retention limits shown in the Retention Limits Schedule.

     2. The risk has been classified in a mortality class according to the normal underwriting rules of the Ceding Company, as reviewed and approved in writing by the Reinsurer.

     3. The Reinsurer will automatically accept its proportionate share for policies on which the Ceding Company did not keep the full retention shown in the Retention Limits Schedule.

     4. For the Accepted Coverage, the Ceding Company will not change its existing underwriting, issuance or reinsurance practices in effect on or after the effective date, unless the Ceding Company notifies the Reinsurer in writing and the Reinsurer approves in writing of such change(s).

     5. The amount to be reinsured under this agreement does not exceed the automatic acceptance limits shown in the Automatic Acceptance Limits Schedule.

     6. The total amount applied for and in force in all companies on the risk to be reinsured does not exceed $25,000,000 for life insurance.

     7.  The issue age of the life insured does not exceed 80.

     8. The risk has not been submitted to the Reinsurer or any other Reinsurer for facultative underwriting.

     9. The substandard mortality rating assessed to the risk does not exceed Table 16 or its equivalent on an extra-premium basis.

    10. The insurance is not the result of a group conversion, other conversion, exchange or reissue where full evidence of insurability has not been obtained.

    11. The amount of any life insurance to be reinsured is not less than $1,000.

    12.  The applicant is a permanent resident of the U.S. or Canada.

    13.  The applicant is not a member of a professional sports team.

B. The Ceding Company shall notify the Reinsurer within 30 days after the original insurance is placed on forms approved by the Reinsurer.

                                   SECTION IA
                                   (CONTINUED)

CONDITIONAL RECEIPT LIABILITY
-----------------------------

All conditional receipt forms on applications used on the Accepted Coverages must be approved in writing by the Reinsurer prior to any reinsurance being accepted under this agreement. If the Ceding Company is liable for a death claim under a conditional receipt upon a life insurance application, the Reinsurer must have previously given written approval of that Conditional Receipt. Such approval shall be included in the Conditional Receipt Approval Schedule, (F).

The limit of the Reinsurer's liability under the Conditional Receipt will be the lesser of:

1. The Ceding, Company's limit of liability as specified in the Conditional Receipt Schedule, (F-l), or

2.  $1,000,000.

This amount shall be reduced by the sum of the amount of insurance which the Ceding Company would retain on the life according to its retention limits as stipulated in the Retention Limits Schedule, (A), and the amount of insurance that the Ceding Company would reinsure with other companies, if any, on a portion of such risk. In the event that there are multiple reinsurers, the Reinsurers position shall be determined on the same basis as in determining the portion of the reinsurance the Reinsurer will be receiving.

1. The Reinsurer must have previously given written approval of that conditional receipt. Such approval shall be included in Schedule F

2. The Reinsurer must have automatically accepted the risk on a policy issued from the life insurance application.

                                   SECTION IB

                            FACULTATIVE REINSURANCE

A. The Ceding Company may submit accepted coverages facultativly on risks that exceed the Automatic Acceptance Limits in Schedule B, or as part of a facultative program under which the Ceding Company may keep a zero retention. Continental may decline to quote on specific facultative risks.

B. In order to apply for facultative reinsurance the Ceding Company shall mail to the Reinsurer an application for reinsurance, copies of the original application, all medical examination, microscopical reports, inspection reports and all other information which the Ceding Company has pertaining to the insurability of the risk. Any other information subsequently available to the Ceding Company which is pertinent to the question of assuming the risk shall be transmitted promptly to the Reinsurer. The Reinsurer will have the option of declining or making an offer on any application for facultative reinsurance.

C. Facultative submissions that are submitted to more than one reinsurer will be ceded to the reinsurer making the best offer. In situations where identical offers are received, the risk will be ceded proportionately to each reinsurer.

D. The Reinsurer shall have no liability on a facultative submission by the Ceding Company until an unconditional offer to reinsure has been made in writing by the Reinsurer and accepted in writing by the Ceding Company. The Reinsurer's unconditional offer will expire at the end of ninety (90) days from the date of the unconditional offer, unless an earlier date is specified in the offer.

E. The Ceding Company will submit to the Reinsurer any additional information requested on all pending applications within ninety (90) days from the Reinsurer's request or the Reinsurer will close its file on the case.

F. The Reinsurer will not incur any liability under any Conditional Receipt issued by the Ceding Company for a risk submitted to the Reinsurer on a facultative basis.

                                   SECTION II
                                   ----------

                        BASIS OF REINSURANCE AND PREMIUMS

A. Life insurance will be reinsured on the Yearly Renewable Term Plan (YRT) for the net amount at risk. The amount at risk reinsured with the Reinsurer shall not at any point exceed the initial amount ceded to the Reinsurer. The net amount at risk each year will be determined as follows:

    1) For Universal Life policies the reinsured net amount at risk shall be calculated by the Ceding Company using their normal calculations and the reinsurance amount adjusted quarterly. This reinsured amount will be in proportion to the Ceding Company's net amount at risk, less retention, if applicable.

    2) For other life policies, the reinsured net amount at risk is the face amount reinsured less the interpolated cash value at the end of the year. During the first 10 years, interpolated cash values will be determined by a straight line interpolation between zero and the actual l0th year cash value. During the second 10 years, interpolated cash values will be determined by a straight line interpolation between the actual 10th year and the actual 20th year cash values. Interpolated cash values in each succeeding 10-year period will be calculated in a consistent manner.

    3) Cash values for term plans with a coverage period of 20 years or less are considered nil.

B. Reinsurance premiums are to be paid annually in advance and will be determined as follows:

    1) For Life insurance on a risk classified as standard, the premium rates in the Premium Rates Schedule shall apply.

    2) For Life insurance on a risk classified as multiple table substandard, the appropriate rates from the Premium Rates Schedules will be increased by the appropriate multiples as defined in the Premium Rates Schedules.

    3) For Life insurance issued with flat extra premiums, of five years or less, the premiums determined in accordance with Paragraphs (1) or (2) of this provision will be increased in all policy years or until premiums cease or rating removed by 90% of the extra premiums applicable to the initial amount reinsured.

    4) For Life insurance issued with flat extra premiums of more than five years, the premiums will be increased in the initial policy years by 10% of the extra premiums and in all subsequent years by 90% of the extra premiums.

    5) The reinsurance premium rates for Disability Waiver of Premium Benefits risk will be 25% of the annual rate charged for the benefits in the original policies for the first year, and 85% of this annual rate for renewal years.

                                   SECTION II
                                   ----------
                                   (CONTINUED)

BASIS OF REINSURANCE AND PREMIUMS

B. 6) The reinsured disability waiver of premium benefit shall be the policyholder's waived gross premium which corresponds to the Reinsurer's portion of the life insurance risk. The Ceding Company remains obligated to pay reinsurance premiums to the Reinsurer while the insured life is disabled.

    7) The reinsurance premium rates for insurance benefits issued as a result of a continuation, as defined in Section III. D, are shown in the Premium Rates Schedules. The premium rates are to be entered based on the age at issue and duration since issue of the original insurance. Portions of a year will be considered one full duration.

C. The rates in the YRT Premium Rates Schedule are guaranteed for one year from the effective date of the treaty.

D.  PAYMENT OF REINSURANCE PREMIUMS

    1) Within 45 days following the close of the calendar month, the Ceding Company will forward to the Reinsurer a statement of premium due. The statement will show the premiums due on any new reinsurance effected during the month, renewal premiums and any adjustments due to changes or termination, in accordance with the reporting requirements.

    2) The Ceding Company will remit a check for the balance indicated to the Reinsurer along with the statement of premium due or will submit a request for payment of any net amount due the Ceding Company.

    3) If any reinsurance premium is not paid within the allotted time, the Reinsurer may terminate the Reinsurance on all new and existing inforce by giving the Ceding Company written notice. The Ceding Company will be liable for the payment of reinsurance premium to the effective date of termination plus the termination charge specified in Section III, K. Failure by the Reinsurer to exercise its right under this paragraph in any specific situation will not be a waiver of the Reinsurer's right to do so at a later date.

       The Reinsurer may, at its option, reinstate the reinsurance at any time within sixty (60) days following such termination if the Ceding Company makes payment, with interest, of all reinsurance premiums due and payable up to the date of reinstatement and provides full disclosure of all claims incurred between dates of termination and reinstatement. Interest shall be calculated using the 7 year Constant Maturity Treasury rate reported for the last working date of that calendar month in the Federal Reserve H15 Report. The Reinsurer shall be liable for reinsurance on only those claims incurred by the Ceding Company between the dates of termination and reinstatement that the Ceding Company disclosed. All such claims shall be subject to the claims provisions specified in Section III

                                   SECTION II
                                   ----------
                                   (CONTINUED)

D.  PAYMENT OF REINSURANCE PREMIUMS

    4) Balances remaining unpaid for more than 45 days from the date due will incur interest calculated from that date using the 7 year Constant Maturity Treasury rate reported for the last working day of that calendar month in the Federal Reserve H15 Report.

    5) The Ceding Company and the Reinsurer may exercise at any time, the right to offset any undisputed debts or credits, liquidated or unliquidated, whether on account of premiums or on account losses or otherwise, due from either party to the other under this agreement or under any other Reinsurance Agreement with the Reinsurer.

E.  QUARTERLY RESERVE AND VALUATION INFORMATION

    The Ceding Company shall submit information for valuation and reserve calculation by the 20th of the month following the close of each calendar quarter.

F.  BULK REPORTING REQUIREMENTS

    The Ceding Company will not change its existing self administered reporting practices in effect on or after the effective date, unless the Ceding Company notifies the Reinsurer in writing.

                                   SECTION III
                                   -----------

                               STANDARD PROVISIONS

A.  ERRORS AND OMISSIONS

    This Agreement shall not be abrogated by the failure of either the Ceding Company or the Reinsurer to comply with any of the terms of this Agreement if it is shown that said failure was unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Ceding Company or the Reinsurer. Both parties shall be returned to the position they would have occupied had no such oversight, misunderstanding or clerical error occurred. This provision shall not apply if the Ceding Company fails to notify the Reinsurer in writing of its unconditional acceptance of an offer for reinsurance made by the Reinsurer upon receipt of a facultative application from the Ceding Company. This provision shall cease five years after the termination of the last policy known to be reinsured under this agreement.

B.  TERMINATIONS OF AND CHANGES TO INSURANCE RISKS

    1) If the Ceding Company retains a portion of the risk on the policy
       (ies) reinsured under this agreement and any portion of the Ceding Company's insurance risk on the life of the insured terminates or reduces, whether or not covered by this agreement, the reinsurance will be reduced in proportion to the original policy.

    2) The Ceding Company will notify the Reinsurer of all policy terminations, deaths and changes that affect the reinsurance as they occur. Unearned reinsurance premiums will be refunded except that cession fees as defined in the Premium Rates Schedule are not refundable on any off anniversary termination.

    3) If the reinsured net amount at risk on any policy falls below $1,000 the cession will be terminated.

C.  REINSTATEMENTS

    1) If an insurance policy on a life on which reinsurance has been accepted facultatively by the Reinsurer lapses for nonpayment of premiums, copies of the application for reinstatement and any other relevant papers shall be referred to the Reinsurer for its underwriting evaluation prior to actual reinstatement by the Ceding Company. The Reinsurer will notify the Ceding Company in writing of its underwriting decision on all such reinstatement requests. A reinstatement notice shall be mailed to the Reinsurer as soon as possible after reinsurance is effected.

    2) In connection with all reinstatements, the Ceding Company shall pay to the Reinsurer all reinsurance premiums in arrears.

                                  SECTION III
                                  -----------
                                  (CONTINUED)

D.  CONTINUATIONS

    Continuation of a policy reinsured under this agreement shall remain reinsured with the Reinsurer under this agreement or another agreement between the Ceding Company and the Reinsurer.

    For the purpose of this agreement, continuations shall be defined as an exchange, conversion or reissue of any policy that was originally reinsured with the Reinsurer.

E.  FORMS

    The Ceding Company shall furnish the Reinsurer with any specimen copies of its applications, policy forms, rider forms and any tables of rates and values which may be required for the proper administration of the business reinsured under this agreement, and shall keep the Reinsurer informed with documentation as to any modifications or new forms under which reinsurance may be desired.

F.  CLAIMS

    1) The Ceding Company will notify the Reinsurer of each claim promptly after first receipt of such information. The Reinsurer shall be consulted before admission or acknowledgment of claim liability is made by the Ceding Company if:

       a) The claim is in the contestable period, or
       b) The amount retained by the Ceding Company is less than the total amount reinsured in all companies.

    2) The Ceding Company will promptly notify the Reinsurer of its intention to contest insurance reinsured under this agreement or to assert defenses to a claim for such insurance. If the Reinsurer agrees to participate in the contest or assertion of defenses and the Ceding Company's contest of such insurance results in the reduction of its liability, the Reinsurer will share in such reduction in proportion to the Reinsurer's liability, the Reinsurer will pay its share of the unusual expenses of the contest in addition to its share of the claim itself. Routine expenses incurred in the normal settlement of uncontested claims, including interpleader cases, and the salary of an officer or employee of the Ceding Company are excluded from this provision. If the Reinsurer declines to participate in the contest or assertion of defenses, the Reinsurer will discharge all of its liability by payment of the full amount of the reinsurance to the Ceding Company.

    3) Copies of the proofs of claim obtained by the Ceding Company, together with the amount payable or paid on such claim, will be furnished to the Reinsurer as soon as possible.

                                   SECTION III
                                   -----------
                                   (CONTINUED)

F.  CLAIMS

    4) The Reinsurer will be liable to the Ceding Company for the benefits reinsured hereunder to the same extent as the Ceding Company is liable to the Insured for such benefits, and all reinsurance will be subject to the terms and conditions of the policy under which the Ceding Company will be liable.

    5) For life and accidental death claims, the Reinsurer will pay its share in a lump sum to the Ceding Company without regard to the form of claim settlement of the Ceding Company. For a waiver of premium disability claim, the Reinsurer will pay its share of each gross premium as the premiums are waived by the Ceding Company.

    6) The Reinsurer agrees to pay to the Ceding Company a proportionate share of any interest paid out to the claimant by the Ceding Company. The Reinsurer's liability to pay interest will be discharged on the date that the Reinsurer issues payment to the Ceding Company.

    7) Claims remaining unpaid for more then 30 days after the receipt of final papers will incur interest calculated from that date using the 7 year Constant Maturity Treasury Rate reported for the last working date of that month in the Federal Reserve H15 Report.

    8) The Reinsurer reserves the right to withhold any claim payments in accordance to Section II, D-5.

    9) In the event the amount of insurance provided by a policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the Reinsurer will share in the increase, up to The Reinsurer's maximum limit, or reduction in the proportion that the net liability of the Reinsurer bore to the sum of the retained net liability of the Ceding Company and the net liability of other reinsurers immediately prior to such increase or reduction. The reinsurance with the Reinsurer shall be rewritten from commencement on the basis of the adjusted amounts using premiums and reserves at the correct age, and sex. The adjustment for the difference in premiums shall be made without interest.

   10) In no event will the Reinsurer participate in punitive or compensatory damages which are awarded against the Ceding Company as a result of an act, omission or course of conduct committed solely by the Ceding Company in connection with the insurance reinsured under this Agreement, the Reinsurer will, however, pay its share of statutory penalties awarded against the Ceding Company in connection with insurance reinsured under this Agreement if the Reinsurer elected to join in the contest of the coverage in question.

                                  SECTION III
                                  -----------
                                  (CONTINUED)

F. CLAIMS

   11) The parties recognize that circumstances may arise in which equity would require the Reinsurer, to the extent permitted by law, to share proportionately in certain assessed damages. Such circumstances are difficult to define in advance, but generally would be those situations in which the Reinsurer was an active party and directed, consented to, or ratified the act, omission, or course of conduct of the Ceding Company which ultimately results in the assessment of punitive and/or compensatory damages. In such situations, the Ceding Company and the Reinsurer would share such damages so assessed in equitable proportions. Routine expenses incurred in the normal settlement of uncontested claims, in the submission of interpleaders and the salary of an officer or employee of the Ceding Company are excluded from this provision.

       For purposes of this provision, the following definitions shall apply:

       "Punitive Damages" are those damages awarded as a penalty, the amount of which is not governed nor fixed by statute;

       "Statutory Penalties" are those amounts which are awarded as a penalty, but fixed in amount by statute;

       "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as penalty, nor fixed in amount of statute.

G. RECAPTURE PRIVILEGE

    If the Ceding Company increases its retention limits, the Ceding Company may reduce the reinsurance in accordance with the following provisions:

    1) The Ceding Company kept its full retention in accordance with the retention limits in effect when the original insurance was issued. (Refer to the Retention Limits Schedule).

    2) The Life and Waiver of Premium Benefits in the policy must have been reinsured with the Reinsurer for a period of ten (10) years.

    3) The reduction in the reinsurance of Accidental Death Benefits will be effective on the first policy anniversary following the notice of election to recapture.

    4) The amounts recaptured from all reinsurers will be sufficient to increase the Ceding Company's retention on the risk to the new limits.

                                  SECTION III
                                  -----------
                                  (CONTINUED)

G.  RECAPTURE PRIVILEGE

    5) If there are other reinsurers, the reduction on the Reinsurer's risk will be determined according to the Reinsurer's portion of the total reinsurance on the risk.

    6) If the reinsurance is reduced on any risk, similar reductions will be made on all risks eligible for recapture. This includes policies currently on waiver of premium claim.

H.  INSPECTION OF RECORDS

    The Reinsurer shall have the right, at any reasonable time, to inspect, at the office of the Ceding Company, all books, records and documents relating to the reinsurance under this Agreement.

I.  INSOLVENCY

    1) In the event of insolvency of the Ceding Company, the Reinsurer's liability for claims will continue to be in accordance with the terms of the agreement. Payment of reinsurance claims less any reinsurance premiums due the Reinsurer will be made directly to the liquidator, receiver or statutory successor of the Ceding Company without diminution of the insolvency of the Ceding Company.

    2) In the event of insolvency of the Ceding Company, the liquidator, receiver or statutory successor will give the Reinsurer written notice of any pending claim and the Reinsurer may, at its own expense, investigate the claim and interpose any defense which it deems appropriate to the Ceding Company or its liquidator, receiver or statutory successor. If the Ceding Company benefits from the defense undertaken by the Reinsurer, an equitable share of the expenses incurred by the Reinsurer will be chargeable to the Ceding Company as part of the expense of liquidation.

    3) In the event of insolvency of either the Ceding Company or the Reinsurer, any debts or credits due the other party, whether matured or unmatured, under this Agreement or any other agreement, which exist on the date of the entry of a receivership or liquidation order, shall be deemed mutual debts or credits as the case may be and shall be set off and only the balance shall be allowed or paid.

    4) The Reinsurer's liability will not increase as a result of the insolvency of the Ceding Company.

J.  PARTIES TO THE AGREEMENT

    This is an Agreement for indemnity reinsurance solely between the Ceding Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the Reinsurer and any insured or any beneficiary under any policies of the Ceding Company which may be reinsured hereunder.

                                  SECTION III
                                  -----------
                                  (CONTINUED)

K.  TERMINATION CHARGE

    If the Reinsurer exercises its rights to terminate all new and existing inforce reinsurance as stipulated under Section II D,3, an appropriate charge will be determined by, and paid to, the Reinsurer. Such termination charge will be determined so as to approximate the excess of deferred acquisition expenses plus equity in unearned premium reserve over the benefit reserve plus unearned premium reserve for the business being terminated hereunder. The calculation of the components of the charge will be the Reinsurer's usual calculation methods and will be in accordance with the GAAP principals as outlined in FAS60 or FAS97, as appropriate.

L.  DURATION OF AGREEMENT

    This Agreement will be effective on and after the Effective Date stated on the cover page. Other than for nonpayment of reinsurance premiums and/or failure to comply with reporting requirements, as provided in the Reporting Requirements Schedule, the Agreement is unlimited in duration but may be amended by mutual consent of the Ceding Company and the Reinsurer.

    This Agreement may be terminated as to new reinsurance by either party's giving ninety (90) days written notice to the other. However, if the Ceding Company changes its underwriting rules and the Reinsurer does not approve of such changes in writing, this Agreement may be terminated for new business immediately by the Reinsurer. Termination as to new reinsurance does not affect existing reinsurance.

M.  ARBITRATION

    1) It is the intention of the Reinsurer and the Ceding Company that the customs and practices of the insurance and reinsurance industry shall be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If the Reinsurer or the Ceding Company cannot mutually resolve a dispute which arises out of or relates to this Agreement however, the dispute shall be decided through arbitration.

    2) Disagreements between the Reinsurer and the Ceding Company will be submitted to three arbitrators who must be officers of other life insurance companies. Within sixty (60) days of the date of notice of the intent to submit the dispute to arbitration, the Reinsurer and the Ceding Company will each appoint one arbitrator and the third will be selected by these two arbitrators. If agreement cannot be reached on the selection of the third arbitrator, each arbitrator shall nominate three (3) candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

                                  SECTION III
                                  -----------
                                  (CONTINUED)

M.  ARBITRATION

    3) The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There shall be no appeal from their decision, and any court having jurisdiction of the subject matter and the parties may reduce that decision to judgment.

    4) The arbitration hearing shall be held on the date fixed by the arbitrators. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearings, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision. In their decision, the arbitrators shall apportion the costs of arbitration, which shall include but not be limited to their own fees and expenses, as they deem appropriate.

N.  CURRENCY

    All currency will be payable in United States dollars.

O.  CHOICE OF LAW AND FORUM

    Illinois law shall govern the terms and conditions of the Agreement. In the case of an arbitration, the arbitration hearing shall take place in Chicago, Illinois, and the Uniform Arbitration Act shall control except as provided in Section III, M, of this Agreement.

P.  ENTIRE CONTRACT

This agreement shall constitute the entire agreement between the parties with respect to the business being reinsured thereunder and that there are no understandings between the parties other than in the agreement.

Any changes or modifications to the agreement shall be null and void unless made by amendment to the agreement and signed by both parties.

                                  SECTION III
                                  -----------
                                  (CONTINUED)

Q.  DAC TAX ELECTION STATEMENT

    The Ceding Company and the Reinsurer hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for 1992 and all subsequent taxable years for which this agreement remains in effect.

    1) The term "party" will refer to either the Ceding Company or the Reinsurer as appropriate.

    2) The terms used in this article are defined by reference to Regulation 1.848-2 in effect December 1992.

    3) The party with net positive consideration for this agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this agreement without regard to the general deductions limitation of Section 848(c)(l).

    4) Both parties agree to exchange information pertaining to the amount of net consideration under this agreement each year to ensure consistency or is otherwise required by the Internal Revenue Service.

    5) The Reinsurer will submit a schedule to the Ceding Company by February 1, of each year of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement stating that the Reinsurer will report such net consideration in its tax return for the preceding calendar year.

    6) The Ceding Company may contest such calculation by providing an alternative calculation to the Reinsurer within 30 days of the Ceding Company's receipt of the Reinsurer's calculation. If the Ceding Company does not so notify the Reinsurer. The Reinsurer will report the net consideration as determined by the Reinsurer in the Reinsurer's tax return for the previous calendar year.

    7) If the Ceding Company contests the Reinsurer's Calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date the Ceding Company submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

                                   SECTION IV
                                   ----------

                               SPECIAL PROVISIONS

                                      NONE

Signed for the Reinsurer:     Continental Assurance Company of Chicago, Illinois

By: /s/                               Attest: /s/
    -----------------------                   -----------------------------
     Senior Vice President,                        Assistant Secretary
        Life Reinsurance

Date of Signatures:        January 22, 1999
                   ------------------------------------

Signed for the Ceding Company:

By: /s/                               Attest: /s/
    -----------------------                   -----------------------------
Title:    AVP - ACTUARY                Title:      VP

Date of Signatures:        February 15, 1999
                   ------------------------------------

                                   SECTION V
                                   ---------

                                   SCHEDULES

         SCHEDULE A      RETENTION SCHEDULE

         SCHEDULE B      AUTOMATIC ACCEPTANCE SCHEDULE

         SCHEDULE C      ACCEPTED COVERAGE SCHEDULE

         SCHEDULE D      PREMIUM RATE SCHEDULE

         SCHEDULE E      YRT PREMIUM RATE SCHEDULE

         SCHEDULE F      CONDITIONAL RECEIPT SCHEDULE

                                       E

                                   SCHEDULE A

                           RETENTION LIMITS SCHEDULE

A.  LIFE

    The Ceding Company retains 10% of each risk up to the maximum shown in the tables below:

                               NON MILITARY LIFE
                               (MALE AND FEMALE)

-------------------------------------------------------------------------
        Standard - Table 4           Tables 5-8         Tables 9 and Over
          and Flat Extras         and Flat Extras        and Flat Extras
Ages         to $10.00            $10.01 to $20.00       $20.01 and Over
=========================================================================
All          $600,000                 $600,000               $600,000
-------------------------------------------------------------------------

NOTE: The Ceding Company retains an additional $100,000 if by so doing can eliminate the need for reinsurance.

                   ENLISTED MILITARY PERSONNEL ON ACTIVE DUTY

-----------------
Ages    Retention
=================
All      $50,000
-----------------

              The maximum issue limit for this program is $200,000

                                 MILITARY LIFE
                               (MALE AND FEMALE)

--------------------------------
    Rank               Retention
================================
W0 through 0 - 3        $250,000
0 - 4 and above         $350,000
--------------------------------

B.  WAIVER OF PREMIUM DISABILITY

                               (Male and Female)
                           (Standard and Substandard)

-----------------------
Ages        Face Amount
=======================
15 - 55      $600,000
-----------------------

C. ACCIDENTAL DEATH BENEFITS - Not reinsured under this Agreement

                                   SCHEDULE B

                         AUTOMATIC ACCEPTANCE SCHEDULE

The Reinsurer will automatically accept 30% of the pool risk up to the maximum shown in the following tables:

                               NON MILITARY LIFE
                               (MALE AND FEMALE)

-------------------------------------------------------------------------
        Standard - Table 4          Tables 5 - 8        Tables 9 and Over
          and Flat Extras         and Flat Extras        and Flat Extras
Ages         to $10.00            $10.01 - $20.00       $20.01 - and Over
=========================================================================
All         $6,000,000               $6,000,000             $6,000,000
-------------------------------------------------------------------------

                   ENLISTED MILITARY PERSONNEL ON ACTIVE DUTY

-----------------
Ages    Retention
=================
All      $500,000
-----------------

                                 MILITARY LIFE
                               (Male and Female)

----------------------------------
    Rank                Retention
==================================
W0 through 0 - 3        $2,500,000
0 - 4 and above         $3,500,000
----------------------------------

                                   SCHEDULE C

                           ACCEPTED COVERAGE SCHEDULE

                            Variable Universal Life

                               Waiver of Premium

All business will be self-administered.

Recapture Period will be ten years.

                                   SCHEDULE D

                             PREMIUM RATE SCHEDULE

Premium rates will be on a YRT basis using the following percentages of the '91 Bragg rates shown as Schedule D:

--------------------------------------------------------------
                                 First Year            Renewal
==============================================================
Preferred Ultra Non-Tobacco           0%                 29%
Preferred Plus Non-Tobacco            0%                 35%
Preferred Non-Tobacco                 0%                 47%
Standard Plus Tobacco                 0%                 47%
Standard Tobacco                      0%                 64%
--------------------------------------------------------------

State premium tax will not be reimbursed

For Life insurance on a risk classified as multiple table substandard, the appropriate rates will be increased by 25% per table.

                                Male Non Smoker

91 Bragg, Male Non Smoker

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8          9          10
      0        1.1200     0.7000     0.4700     0.4200     0.3700     0.3200     0.3100     0.2800     0.2700     0.2700     0.2800
      1        0.9856     0.6002     0.3849     0.3369     0.2876     0.3116     0.3137     0.2183     0.2231     0.2571     0.2962
      2        0.8054     0.5067     0.3324     0.2908     0.2452     0.3032     0.3174     0.2120     0.2406     0.3264     0.4091
      3        0.6119     0.4238     0.3032     0.2714     0.2338     0.2948     0.3211     0.2464     0.3004     0.4411     0.5696
      4        0.4378     0.3555     0.2882     0.2683     0.2444     0.2864     0.3248     0.3068     0.3804     0.5641     0.7288
      5        0.3154     0.3061     0.2791     0.2744     0.2679     0.2782     0.3283     0.3784     0.4586     0.6585     0.8377
      6        0.2486     0.3076     0.2739     0.2804     0.3138     0.3563     0.4419     0.4819     0.5504     0.7296     0.8937
      7        0.2157     0.3091     0.2760     0.3031     0.3882     0.4745     0.6092     0.6271     0.6704     0.8020     0.9294
      8        0.2223     0.3106     0.2821     0.3383     0.4768     0.6075     0.7918     0.7830     0.7956     0.8678     0.9487
      9        0.2289     0.3120     0.3118     0.3852     0.5654     0.7302     0.9512     0.9186     0.9030     0.9191     0.9513
     10        0.2638     0.3134     0.3635     0.4430     0.6395     0.8175     1.0490     1.0028     0.9693     0.9481     0.9538
     11        0.3310     0.4130     0.4550     0.5246     0.7028     0.8651     1.0440     1.0006     0.9647     0.9454     0.9352
     12        0.4344     0.5605     0.5832     0.6306     0.7648     0.8898     1.0390     0.9984     0.9600     0.9163     0.8972
     13        0.5508     0.7218     0.7213     0.7415     0.8201     0.8929     0.9800     0.9502     0.9169     0.8747     0.8521
     14        0.6570     0.8630     0.8425     0.8378     0.8636     0.8940     0.9160     0.8975     0.8712     0.8346     0.8123
     15        0.7300     0.9500     0.9200     0.9000     0.8900     0.8900     0.8700     0.8600     0.8400     0.8100     0.7900
     16        0.7340     0.9517     0.9296     0.9086     0.8847     0.8750     0.8403     0.8351     0.8216     0.8131     0.7956
     17        0.7380     0.9534     0.9392     0.9171     0.8794     0.8466     0.8115     0.8096     0.8045     0.8162     0.8012
     18        0.7420     0.9078     0.9100     0.8941     0.8537     0.8128     0.7863     0.7875     0.7946     0.8193     0.8208
     19        0.7460     0.8515     0.8699     0.8620     0.8246     0.7813     0.7673     0.7782     0.7893     0.8225     0.8423
     20        0.7500     0.8000     0.8300     0.8300     0.8000     0.7600     0.7636     0.7768     0.7937     0.8305     0.8600
     21        0.7189     0.7470     0.7832     0.7911     0.7772     0.7588     0.7652     0.7809     0.8027     0.8385     0.8714
     22        0.6719     0.6822     0.7220     0.7394     0.7510     0.7576     0.7731     0.8064     0.8295     0.8546     0.8810
     23        0.6185     0.6149     0.6572     0.6850     0.7254     0.7564     0.7918     0.8379     0.8618     0.8738     0.8905
     24        0.5680     0.5544     0.5996     0.6385     0.7044     0.7552     0.8107     0.8682     0.8938     0.8957     0.9058
     25        0.5300     0.5100     0.5600     0.6100     0.7019     0.7572     0.8201     0.8900     0.9200     0.9200     0.9300
     26        0.5049     0.5016     0.5600     0.6093     0.6994     0.7592     0.8294     0.8960     0.9293     0.9419     0.9597
     27        0.4865     0.4932     0.5600     0.6086     0.7070     0.7644     0.8345     0.9020     0.9391     0.9615     0.9922
     28        0.4766     0.4848     0.5600     0.6246     0.7146     0.7696     0.8396     0.9080     0.9446     0.9862     1.0330
     29        0.4689     0.4764     0.5600     0.6465     0.7223     0.7748     0.8448     0.9140     0.9618     1.0233     1.0871
     30        0.4671     0.4747     0.5600     0.6700     0.7300     0.7800     0.8500     0.9200     1.0000     1.0800     1.1600
     31        0.4710     0.4746     0.5750     0.6922     0.7559     0.8151     0.8887     0.9685     1.0594     1.1570     1.2524
     32        0.4782     0.4813     0.5939     0.7157     0.7863     0.8598     0.9382     1.0314     1.1333     1.2495     1.3608
     33        0.4928     0.4955     0.6193     0.7451     0.8247     0.9149     0.9993     1.1082     1.2215     1.3565     1.4840
     34        0.5078     0.5176     0.6538     0.7850     0.8748     0.9814     1.0730     1.1979     1.3238     1.4770     1.6208
     35        0.5200     0.5500     0.7000     0.8400     0.9400     1.0600     1.1600     1.3000     1.4400     1.6100     1.7700
     36        0.5280     0.5964     0.7628     0.9158     1.0254     1.1543     1.2634     1.4152     1.5687     1.7500     1.9222
     37        0.5360     0.6553     0.8404     1.0093     1.1285     1.2638     1.3827     1.5440     1.7102     1.8976     2.0781
     38        0.5440     0.7210     0.9256     1.1119     1.2419     1.3830     1.5133     1.6852     1.8662     2.0612     2.2519
     39        0.5520     0.7878     1.0112     1.2150     1.3582     1.5069     1.6506     1.8376     2.0389     2.2492     2.4578
     40        0.5600     0.8500     1.0900     1.3100     1.4700     1.6300     1.7900     2.0000     2.2300     2.4700     2.7100
     41        0.5932     0.9010     1.1534     1.3862     1.5668     1.7407     1.9196     2.1622     2.4319     2.7199     3.0086

Duration/Issue                                                       Attained
     Age         11         12         13         14      Ultimate      Age
      0        0.3300     0.3800     0.4600     0.6600     0.8391        15
      1        0.3808     0.4178     0.4844     0.6628     1.0713        16
      2        0.5423     0.5554     0.5950     0.7240     1.0196        17
      3        0.7525     0.7379     0.7456     0.8136     0.9817        18
      4        0.9491     0.9107     0.8898     0.9012     0.9569        19
      5        1.0702     1.0190     0.9814     0.9568     0.9600        20
      6        1.0794     1.0529     0.9769     0.9563     0.9600        21
      7        1.0885     1.0490     0.9724     0.9558     0.9600        22
      8        1.0464     1.0220     0.9679     0.9553     0.9600        23
      9        0.9958     0.9867     0.9635     0.9549     0.9600        24
     10        0.9561     0.9578     0.9590     0.9474     0.9600        25
     11        0.9222     0.9298     0.9392     0.9400     0.9600        26
     12        0.8811     0.8927     0.9111     0.9301     0.9600        27
     13        0.8406     0.8551     0.8819     0.9202     0.9600        28
     14        0.8081     0.8253     0.8588     0.9125     0.9600        29
     15        0.8014     0.8222     0.8570     0.9101     0.9600        30
     16        0.7947     0.8191     0.8551     0.9125     0.9600        31
     17        0.8136     0.8422     0.8727     0.9203     0.9600        32
     18        0.8406     0.8734     0.8973     0.9356     0.9700        33
     19        0.8685     0.9052     0.9246     0.9556     0.9800        34
     20        0.8900     0.9300     0.9500     0.9800     1.0000        35
     21        0.8974     0.9383     0.9694     1.0062     1.0300        36
     22        0.9052     0.9471     0.9855     1.0343     1.0700        37
     23        0.9137     0.9520     1.0050     1.0683     1.1300        38
     24        0.9226     0.9669     1.0343     1.1122     1.2000        39
     25        0.9500     1.0000     1.0800     1.1700     1.2800        40
     26        0.9902     1.0502     1.1396     1.2368     1.3700        41
     27        1.0387     1.1119     1.2088     1.3100     1.4600        42
     28        1.0981     1.1865     1.2912     1.3968     1.5500        43
     29        1.1710     1.2754     1.3904     1.5044     1.6500        44
     30        1.2600     1.3800     1.5100     1.6400     1.7800        45
     31        1.3644     1.4978     1.6476     1.8028     1.9400        46
     32        1.4824     1.6279     1.8008     1.9880     2.1600        47
     33        1.6152     1.7741     1.9732     2.1968     2.4200        48
     34        1.7640     1.9402     2.1684     2.4304     2.7300        49
     35        1.9300     2.1300     2.3900     2.6900     3.0600        50
     36        2.1004     2.3302     2.6214     2.9524     3.4200        51
     37        2.2744     2.5381     2.8601     3.2168     3.7800        52
     38        2.4712     2.7739     3.1311     3.5180     4.1100        53
     39        2.7100     3.0578     3.4594     3.8908     4.4500        54
     40        3.0100     3.4100     3.8700     4.3700     4.8800        55
     41        3.3806     3.8389     4.3737     4.9746     5.4400        56

                                Male Non Smoker

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8          9          10
     42        0.6348     0.9447     1.2061     1.4495     1.6536     1.8426     2.0424     2.3249     2.6434     2.9934     3.3441
     43        0.6848     0.9909     1.2611     1.5157     1.7460     1.9530     2.1764     2.5035     2.8758     3.2958     3.7163
     44        0.7432     1.0494     1.3314     1.6006     1.8596     2.0897     2.3396     2.7134     3.1409     3.6329     4.1250
     45        0.8100     1.1300     1.4300     1.7200     2.0100     2.2700     2.5500     2.9700     3.4500     4.0100     4.5700
     46        0.8878     1.2370     1.5544     1.8678     2.1919     2.4922     2.8073     3.2710     3.7971     4.4147     5.0325
     47        0.9765     1.3637     1.6960     2.0333     2.3950     2.7447     3.0994     3.6061     4.1746     4.8434     5.5126
     48        1.0723     1.5039     1.8584     2.2259     2.6270     3.0301     3.4270     3.9787     4.5914     5.3146     6.0386
     49        1.1714     1.6514     2.0452     2.4550     2.8961     3.3510     3.7903     4.3922     5.0569     5.8473     6.6383
     50        1.2700     1.8000     2.2600     2.7300     3.2100     3.7100     4.1900     4.8500     5.5800     6.4600     7.3400
     51        1.3629     1.9438     2.5071     3.0609     3.5746     4.1067     4.6210     5.3456     6.1547     7.1518     8.1466
     52        1.4526     2.0871     2.7842     3.4414     3.9845     4.5394     5.0831     5.8768     6.7750     7.9103     9.0395
     53        1.5470     2.2385     3.0846     3.8566     4.4311     5.0086     5.5837     6.4532     7.4498     8.7369    10.0141
     54        1.6535     2.4066     3.4021     4.2911     4.9058     5.5153     6.1302     7.0844     8.1885     9.6330    11.0658
     55        1.7800     2.6000     3.7300     4.7300     5.4000     6.0600     6.7300     7.7800     9.0000    10.6000    12.1900
     56        1.9211     2.8220     4.0836     5.1937     5.9266     6.6489     7.3818     8.5274     9.8586    11.5986    13.3284
     57        2.0718     3.0668     4.4672     5.6922     6.4913     7.2814     8.0805     9.3201    10.7583    12.6279    14.4840
     58        2.2398     3.3296     4.8580     6.1950     7.0747     7.9486     8.8283    10.1771    11.7377    13.7469    15.7444
     59        2.4333     3.6056     5.2332     6.6711     7.6574     8.6411     9.6274    11.1174    12.8354    15.0146    17.1972
     60        2.6600     3.8900     5.5700     7.0900     8.2200     9.3500    10.4800    12.1600    14.0900    16.4900    18.9300
     61        2.9270     4.1676     5.8121     7.3663     8.6720     9.9798    11.2857    13.2126    15.4237    18.1081    20.9182
     62        3.2291     4.4416     5.9746     7.5206     9.0264    10.5367    12.0430    14.2627    16.8106    19.8294    23.1033
     63        3.5557     4.7348     6.1422     7.6806     9.4188    11.1637    12.9026    15.4485    18.3678    21.7518    25.5223
     64        3.8962     5.0700     6.3991     7.9745     9.9848    12.0038    14.0147    16.9082    20.2119    23.9727    28.2122
     65        4.2400     5.4700     6.8300     8.5300    10.8600    13.2000    15.5300    18.7800    22.4600    26.5900    31.2100
     66        4.5784     5.9113     7.4194     9.3454    12.0727    14.8106    17.5354    21.1384    25.1542    29.5860    34.3969
     67        4.9184     6.3786     8.1111    10.3355    13.5326    16.7403    19.9307    23.8912    28.2167    32.8956    37.7482
     68        5.2732     6.9074     8.9281    11.5029    15.1970    18.9017    22.5853    26.9268    31.5841    36.5452    41.4422
     69        5.6560     7.5327     9.8934    12.8502    17.0237    21.2074    25.3686    30.1336    35.1930    40.5612    45.6567
     70        6.0800     8.2900    11.0300    14.3800    18.9700    23.5700    28.1500    33.4000    38.9800    44.9700    50.5700
     71        6.5397     9.1635    12.3052    16.0451    20.9776    25.9165    30.8400    36.6249    42.8342    49.6475    56.0513
     72        7.0262    10.1298    13.7037    17.8436    23.0747    28.3051    33.5257    39.8827    46.7977    54.5761    61.9818
     73        7.5480    11.2123    15.2745    19.8466    25.3490    30.8455    36.3413    43.3251    51.0371    59.9419    68.5576
     74        8.1131    12.4346    17.0669    22.1251    27.8882    33.6472    39.4213    47.1036    55.7190    65.9312    75.9750
     75        8.7300    13.8200    19.1300    24.7500    30.7800    36.8200    42.9000    51.3700    61.0100    72.7300    84.4300
     76        9.4910    15.6638    21.9397    28.3196    34.6125    40.9597    47.3957    56.8977    67.9061    81.7093    95.7363
     77       10.2520    17.5076    24.7493    31.8893    38.4450    45.0994    51.8915    62.4253    74.8022    90.6885   107.0426
     78       11.0130    19.3513    27.5590    35.4589    42.2775    49.2391    56.3872    67.9530    81.6983    99.6678   118.3489
     79       11.7740    21.1951    30.3687    39.0286    46.1100    53.3788    60.8829    73.4806    88.5944   108.6470   129.6552
     80       12.5350    23.0389    33.1783    42.5982    49.9425    57.5186    65.3787    79.0083    95.4905   117.6263   140.9615

Duration/Issue                                                       Attained
     Age         11         12         13         14      Ultimate      Age
     42        3.8091     4.3310     4.9538     5.6815     6.2100        57
     43        4.2813     4.8738     5.5942     6.4621     7.1800        58
     44        4.7830     5.4543     6.2783     7.2878     8.3000        59
     45        5.3000     6.0600     6.9900     8.1300     9.4800        60
     46        5.7999     6.6636     7.7070     8.9690    10.6300        61
     47        6.2922     7.2736     8.4401     9.8237    11.7000        62
     48        6.8254     7.9308     9.2227    10.7239    12.6800        63
     49        7.4485     8.6760    10.0882    11.6994    13.6300        64
     50        8.2100     9.5500    11.0700    12.7800    14.6400        65
     51        9.1193    10.5469    12.1411    13.9138    15.8000        66
     52       10.1438    11.6394    13.2794    15.0809    17.1000        67
     53       11.2698    12.8366    14.5250    16.3591    18.4700        68
     54       12.4831    14.1471    15.9185    17.8262    19.9500        69
     55       13.7700    15.5800    17.5000    19.5600    21.6700        70
     56       15.0491    17.0478    19.1810    21.4735    23.7500        71
     57       16.3298    18.5447    20.9345    23.5150    26.2400        72
     58       17.7338    20.2017    22.8935    25.8146    29.0300        73
     59       19.3833    22.1498    25.1910    28.5029    32.1600        74
     60       21.4000    24.5200    27.9600    31.7100    35.7300        75
     61       23.8016    27.3169    31.1772    35.3722    39.8500        76
     62       26.5068    30.4530    34.7540    39.4025    44.5600        77
     63       29.4892    33.9218    38.7252    43.8967    49.7500        78
     64       32.7224    37.7163    43.1256    48.9506    55.4700        79
     65       36.1800    41.8300    47.9900    54.6600    61.8200        80
     66       39.6714    46.0598    53.1208    60.8483    68.9400        81
     67       43.2143    50.4101    58.4948    67.4518    76.9000        82
     68       47.0945    55.1855    64.4084    74.7350    85.6600        83
     69       51.5978    60.6906    71.1580    82.9629    95.1800        84
     70       57.0100    67.2300    79.0400    92.4000   106.2900        85
     71       63.1963    74.6285    87.8288   103.0635   119.5200        86
     72       69.9660    82.6832    97.3269   114.7770   134.1000        87
     73       77.5216    91.6567   107.8725   127.5147   149.5100        88
     74       86.0655   101.8114   119.8041   141.2509   165.2000        89
     75       95.8000   113.4100   133.4600   155.9600   180.9500        90
     76      108.8366   128.9902   151.8378   173.6219   197.0000        91
     77      121.8732   144.5703   170.2155   191.2838   213.4500        92
     78      134.9098   160.1505   188.5933   208.9456   230.1200        93
     79      147.9464   175.7307   206.9711   226.6075   246.8300        94
     80      160.9830   191.3108   225.3488   244.2694   263.1900        95
                                                         279.2900        96
                                                         295.8000        97
                                                         312.7300        98
                                                         330.0600        99
                                                         364.0500       100
                                                         427.5800       101
                                                         517.9300       102
                                                         651.1400       103
                                                         817.2900       104

                                Male Non Smoker

                                                                      Attained
                                                        Ultimate        Age
                                                       1,000.0000       105
                                                       1,000.0000       106
                                                       1,000.0000       107
                                                       1,000.0000       108
                                                       1,000.0000       109
                                                       1,000.0000       110
                                                       1,000.0000       111
                                                       1,000.0000       112
                                                       1,000.0000       113
                                                       1,000.0000       114
                                                       1,000.0000       115
                                                       1,000.0000       116
                                                       1,000.0000       117
                                                       1,000.0000       118
                                                       1,000.0000       119

                                  Male Smoker

91 Bragg, Male Smoker

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8          9          10
      0        1.5867     0.9917     0.6658     0.5950     0.5242     0.4533     0.4392     0.3967     0.3825     0.3825     0.3967
      1        1.4315     0.8855     0.5803     0.5128     0.4427     0.3765     0.4444     0.3445     0.3514     0.3994     0.4549
      2        1.1806     0.7575     0.5099     0.4524     0.3870     0.3318     0.4496     0.3400     0.3806     0.5021     0.6192
      3        0.8933     0.6268     0.4549     0.4122     0.3577     0.3197     0.4548     0.3755     0.4520     0.6513     0.8334
      4        0.6290     0.5125     0.4156     0.3906     0.3550     0.3403     0.4600     0.4435     0.5477     0.8079     1.0413
      5        0.4468     0.4336     0.3924     0.3923     0.3795     0.3941     0.4651     0.5361     0.6497     0.9329     1.1867
      6        0.3499     0.4357     0.3757     0.3939     0.4397     0.5006     0.6214     0.6782     0.7752     1.0291     1.2620
      7        0.2986     0.4378     0.3756     0.4155     0.5352     0.6595     0.8492     0.8749     0.9363     1.1226     1.3045
      8        0.3068     0.4399     0.3755     0.4574     0.6533     0.8415     1.1010     1.0890     1.1070     1.2090     1.3258
      9        0.3150     0.4419     0.4206     0.5259     0.7811     1.0175     1.3291     1.2833     1.2613     1.2840     1.3376
     10        0.3737     0.4440     0.5150     0.6276     0.9060     1.1581     1.4861     1.4206     1.3732     1.3431     1.3512
     11        0.4937     0.6360     0.6950     0.7922     1.0446     1.2677     1.4914     1.4949     1.4393     1.3860     1.3577
     12        0.6779     0.9200     0.9512     1.0155     1.2055     1.3657     1.4968     1.5310     1.4770     1.4154     1.3641
     13        0.8827     1.2316     1.2289     1.2527     1.3636     1.4457     1.5036     1.5278     1.4822     1.4322     1.3682
     14        1.0646     1.5064     1.4734     1.4591     1.4935     1.5013     1.5118     1.5245     1.4873     1.4311     1.3699
     15        1.1800     1.6800     1.6300     1.5900     1.5700     1.5042     1.5200     1.5000     1.4700     1.4300     1.3651
     16        1.1875     1.7321     1.6818     1.5990     1.5785     1.5071     1.4723     1.4525     1.4272     1.4032     1.3578
     17        1.1949     1.7055     1.6651     1.6079     1.5358     1.4486     1.3999     1.3760     1.3557     1.3559     1.3352
     18        1.1462     1.6308     1.6055     1.5484     1.4639     1.3699     1.3174     1.2883     1.2735     1.3010     1.3103
     19        1.0903     1.5388     1.5286     1.4745     1.3846     1.2906     1.2393     1.2070     1.1989     1.2514     1.2898
     20        1.0500     1.4600     1.4600     1.4100     1.3200     1.2300     1.1800     1.1500     1.1500     1.2200     1.2808
     21        1.0253     1.3870     1.3908     1.3463     1.2639     1.1845     1.1359     1.1420     1.1540     1.2260     1.2702
     22        1.0011     1.2995     1.3040     1.2678     1.2018     1.1413     1.0974     1.1340     1.1580     1.2320     1.2660
     23        0.9772     1.2084     1.2128     1.1870     1.1426     1.1056     1.0698     1.1260     1.1620     1.2380     1.2602
     24        0.9536     1.1249     1.1304     1.1169     1.0957     1.0827     1.0699     1.1180     1.1660     1.2440     1.2854
     25        0.9300     1.0600     1.0700     1.0700     1.0700     1.0853     1.0700     1.1100     1.1700     1.2500     1.3500
     26        0.9038     1.0150     1.0310     1.0760     1.0696     1.0878     1.1019     1.1630     1.2410     1.3429     1.4617
     27        0.8750     0.9824     1.0045     1.0820     1.0692     1.1088     1.1510     1.2363     1.3349     1.4682     1.6110
     28        0.8477     0.9604     0.9988     1.0880     1.0916     1.1461     1.2190     1.3301     1.4503     1.6182     1.7866
     29        0.8259     0.9509     1.0008     1.0940     1.1340     1.2048     1.3081     1.4446     1.5858     1.7847     1.9767
     30        0.8172     0.9427     1.0100     1.1000     1.2000     1.2900     1.4200     1.5800     1.7400     1.9600     2.1700
     31        0.8106     0.9399     1.0392     1.1620     1.2906     1.4048     1.5578     1.7391     1.9131     2.1382     2.3563
     32        0.8115     0.9436     1.0800     1.2416     1.4033     1.5457     1.7203     1.9218     2.1062     2.3247     2.5434
     33        0.8145     0.9492     1.1372     1.3412     1.5367     1.7082     1.9029     2.1238     2.3186     2.5281     2.7462
     34        0.8340     0.9775     1.2156     1.4632     1.6894     1.8878     2.1010     2.3413     2.5501     2.7570     2.9801
     35        0.8700     1.0300     1.3200     1.6100     1.8600     2.0800     2.3100     2.5700     2.8000     3.0200     3.2600
     36        0.9213     1.1094     1.4549     1.7858     2.0479     2.2806     2.5222     2.7982     3.0553     3.3047     3.5705
     37        0.9851     1.2113     1.6170     1.9889     2.2542     2.4927     2.7405     3.0285     3.3162     3.6054     3.9014
     38        1.0633     1.3314     1.7998     2.2131     2.4794     2.7225     2.9767     3.2787     3.6026     3.9406     4.2762
     39        1.1576     1.4657     1.9963     2.4522     2.7245     2.9762     3.2426     3.5666     3.9339     4.3293     4.7179
     40        1.2700     1.6100     2.2000     2.7000     2.9900     3.2600     3.5500     3.9100     4.3300     4.7900     5.2500
     41        1.4071     1.7591     2.4023     2.9457     3.2667     3.5647     3.8921     4.3090     4.7988     5.3415     5.9105
     42        1.5678     1.9158     2.6078     3.1934     3.5542     3.8862     4.2610     4.7517     5.3272     5.9714     6.6838
     43        1.7418     2.0878     2.8290     3.4594     3.8662     4.2382     4.6670     5.2379     5.9032     6.6514     7.5130
     44        1.9193     2.2833     3.0789     3.7595     4.2169     4.6349     5.1199     5.7674     6.5148     7.3537     8.3407
     45        2.0900     2.5100     3.3700     4.1100     4.6200     5.0900     5.6300     6.3400     7.1500     8.0500     9.1100
     46        2.2362     2.7568     3.6920     4.5038     5.0766     5.6143     6.2108     6.9638     7.8040     8.7122     9.7616
     47        2.3647     3.0184     4.0364     4.9301     5.5773     6.1986     6.8556     7.6389     8.4848     9.3591    10.3336
     48        2.5021     3.3116     4.4188     5.3995     6.1207     6.8266     7.5440     8.3531     9.1996    10.0329    10.9148

Duration/Issue                                                       Attained
     Age         11         12         13         14      Ultimate      Age
      0        0.4675     0.5383     0.6517     0.9350     1.1887        15
      1        0.5748     0.6271     0.7215     0.9741     1.5177        16
      2        0.8080     0.8264     0.8827     1.0650     1.4444        17
      3        1.0924     1.0718     1.0827     1.1785     1.3907        18
      4        1.3534     1.2990     1.2694     1.2851     1.3556        19
      5        1.5161     1.4436     1.3903     1.3555     1.3600        20
      6        1.5237     1.4886     1.3838     1.3563     1.3600        21
      7        1.5312     1.4768     1.3773     1.3571     1.3600        22
      8        1.4661     1.4339     1.3708     1.3579     1.3600        23
      9        1.3963     1.3854     1.3642     1.3587     1.3600        24
     10        1.3545     1.3569     1.3572     1.3594     1.3600        25
     11        1.3514     1.3520     1.3521     1.3593     1.3600        26
     12        1.3484     1.3472     1.3465     1.3590     1.3600        27
     13        1.3468     1.3444     1.3430     1.3580     1.3600        28
     14        1.3468     1.3437     1.3416     1.3562     1.3600        29
     15        1.3449     1.3450     1.3407     1.3576     1.3600        30
     16        1.3445     1.3483     1.3412     1.3570     1.3600        31
     17        1.3423     1.3537     1.3449     1.3631     1.3700        32
     18        1.3401     1.3591     1.3479     1.3679     1.4000        33
     19        1.3379     1.3646     1.3650     1.3917     1.4400        34
     20        1.3402     1.3700     1.4000     1.4400     1.5000        35
     21        1.3408     1.3959     1.4486     1.5126     1.5900        36
     22        1.3514     1.4236     1.5067     1.6035     1.7000        37
     23        1.3604     1.4644     1.5805     1.7132     1.8500        38
     24        1.4003     1.5295     1.6762     1.8419     2.0300        39
     25        1.4800     1.6300     1.8000     1.9900     2.2200        40
     26        1.6073     1.7714     1.9531     2.1531     2.4200        41
     27        1.7726     1.9463     2.1314     2.3310     2.6300        42
     28        1.9643     2.1465     2.3330     2.5302     2.8200        43
     29        2.1706     2.3638     2.5565     2.7577     3.0200        44
     30        2.3800     2.5900     2.8000     3.0200     3.2600        45
     31        2.5791     2.8098     3.0478     3.3022     3.5500        46
     32        2.7758     3.0287     3.3009     3.5997     3.9100        47
     33        2.9898     3.2697     3.5831     3.9351     4.3300        48
     34        3.2413     3.5558     3.9182     4.3310     4.8100        49
     35        3.5500     3.9100     4.3300     4.8100     5.3400        50
     36        3.9018     4.3218     4.8131     5.3739     5.9600        51
     37        4.2833     4.7759     5.3518     6.0078     6.6600        52
     38        4.7159     5.2881     5.9538     6.7086     7.4600        53
     39        5.2210     5.8742     6.6273     7.4737     8.3300        54
     40        5.8200     6.5500     7.3800     8.3000     9.2700        55
     41        6.5598     7.3530     8.2298     9.1746    10.2700        56
     42        7.4263     8.2727     9.1713    10.0995    11.3000        57
     43        8.3489     9.2529    10.1779    11.0941    12.3100        58
     44        9.2570    10.2374    11.2230    12.1778    13.3700        59
     45       10.0800    11.1700    12.2800    13.3700    14.5600        60
     46       10.7270    11.9618    13.2694    14.6124    15.9900        61
     47       11.2449    12.6503    14.2091    15.8920    17.6900        62
     48       11.7703    13.3689    15.2181    17.2964    19.6200        63

                                Male Smoker

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8          9          10
     49        2.6750     3.6532     4.8548     5.9226     6.7054     7.4825     8.2556     9.0942     9.9556    10.7758    11.5940
     50        2.9100     4.0600     5.3600     6.5100     7.3300     8.1500     8.9700     9.8500    10.7600    11.6300    12.4600
     51        3.2064     4.5467     5.9557     7.1814     7.9952     8.8103     9.6608    10.5777    11.5594    12.5375    13.4350
     52        3.5464     5.1022     6.6314     7.9299     8.7020     9.4742    10.3416    11.2854    12.3489    13.4702    14.4599
     53        3.9312     5.7042     7.3554     8.7257     9.4492    10.1698    11.0520    12.0374    13.2087    14.5150    15.6513
     54        4.3620     6.3309     8.0955     9.5390    10.2356    10.9257    11.8316    12.8975    14.2190    15.7593    17.1258
     55        4.8400     6.9600     8.8200    10.3400    11.0600    11.7700    12.7200    13.9300    15.4600    17.2900    19.0000
     56        5.3849     7.5847     9.5192    11.1210    11.9285    12.7230    13.7318    15.1689    16.9826    19.1597    21.3745
     57        5.9958     8.2198    10.2144    11.9017    12.8418    13.7657    14.8405    16.5714    18.7335    21.3102    24.1714
     58        6.6434     8.8754    10.9200    12.6939    13.7910    14.8679    16.0243    18.0866    20.6361    23.6630    27.2402
     59        7.2979     9.5621    11.6504    13.5094    14.7667    15.9994    17.2614    19.6631    22.6138    26.1391    30.4299
     60        7.9300    10.2900    12.4200    14.3600    15.7600    17.1300    18.5300    21.2500    24.5900    28.6600    33.5900
     61        8.4908    11.0470    13.2189    15.2219    16.7103    18.1084    19.6473    22.6542    26.3891    31.1470    36.6951
     62        9.0000    11.8263    14.0374    16.0874    17.6238    18.9548    20.6278    23.9099    28.0622    33.6527    39.8458
     63        9.5308    12.6461    14.8906    16.9918    18.5910    19.8960    21.7458    25.3065    29.8726    36.2949    43.0798
     64       10.1564    13.5246    15.7931    17.9709    19.7029    21.1588    23.2751    27.1334    32.0841    39.1914    46.4353
     65       10.9500    14.4800    16.7600    19.0600    21.0500    22.9700    25.4900    29.6800    34.9600    42.4600    49.9500
     66       11.9428    15.4791    17.6877    20.1315    22.5390    25.4058    28.5298    33.0830    38.5876    46.0317    53.4221
     67       13.0860    16.5098    18.5662    21.1618    24.1093    28.3149    32.2117    37.1495    42.7912    49.8278    56.8262
     68       14.3328    17.6218    19.5510    22.3422    25.9011    31.5831    36.3267    41.6745    47.4400    53.9522    60.4654
     69       15.6364    18.8653    20.7971    23.8645    28.0546    35.0962    40.6658    46.4530    52.4032    58.5083    64.6423
     70       16.9500    20.2900    22.4600    25.9200    30.7100    38.7400    45.0200    51.2800    57.5500    63.6000    69.6600
     71       18.2434    21.8839    24.5345    28.4926    33.8249    42.4160    49.2565    56.0150    62.7491    69.1431    75.4815
     72       19.5479    23.6136    26.9170    31.4547    37.3058    46.2005    53.5148    60.7946    68.0876    75.0685    81.9049
     73       20.9086    25.4975    29.6153    34.8305    41.2163    50.2409    57.9938    65.8298    73.7626    81.5024    88.9856
     74       22.3709    27.5535    32.6371    38.6442    45.6198    54.6849    62.8925    71.3312    79.9711    88.5708    96.7789
     75       23.9800    29.8000    35.9900    42.9200    50.5800    59.6800    68.4100    77.5100    86.9100    96.4000   105.3400
     76       25.9691    32.5935    40.3261    48.5499    57.1253    66.1317    75.5184    85.4394    95.7777   106.3431   116.1311
     77       27.9583    35.3869    44.6622    54.1799    63.6705    72.5835    82.6269    93.3687   104.6454   116.2863   126.9221
     78       29.9474    38.1804    48.9983    59.8098    70.2158    79.0352    89.7353   101.2981   113.5131   126.2294   137.7132
     79       31.9365    40.9739    53.3344    65.4398    76.7610    85.4869    96.8438   109.2274   122.3808   136.1726   148.5043
     80       33.9257    43.7674    57.6705    71.0697    83.3063    91.9386   103.9522   117.1568   131.2484   146.1157   159.2954

Duration/Issue                                                       Attained
     Age         11         12         13         14      Ultimate      Age
     49       12.4398    14.2510    16.4154    18.9132     21.7500       64
     50       13.3900    15.4300    17.9200    20.8300     24.1300       65
     51       14.5525    16.8398    19.6850    23.0257     26.7700       66
     52       15.8362    18.3913    21.6309    25.4418     29.7000       67
     53       17.3438    20.1839    23.8283    28.1102     32.9200       68
     54       19.1775    22.3170    26.3478    31.0623     36.4000       69
     55       21.4400    24.8900    29.2600    34.3300     40.1100       70
     56       24.2485    28.0174    32.6566    37.9710     44.0200       71
     57       27.5346    31.6329    36.4907    41.9641     48.1100       72
     58       31.1226    35.5647    40.6245    46.2227     52.3900       73
     59       34.8363    39.6410    44.9202    50.6602     56.8700       74
     60       38.5000    43.6900    49.2400    55.1900     61.5500       75
     61       42.1442    47.7458    53.5987    59.7886     66.4400       76
     62       45.8861    51.9231    58.0882    64.5139     71.5100       77
     63       49.6799    56.1705    62.6862    69.4009     76.7300       78
     64       53.4798    60.4366    67.3709    74.4846     82.1300       79
     65       57.2400    64.6700    72.1200    79.8000     87.8200       80
     66       60.6071    68.4839    76.5272    84.9418     93.9200       81
     67       63.6118    71.9126    80.6072    89.8865    100.4100       82
     68       66.7838    75.5362    84.9696    95.2423    107.1800       83
     69       70.6533    79.9353    90.2240   101.6174    114.2900       84
     70       75.7500    85.6900    96.9800   109.6200    123.5800       85
     71       82.0795    92.8058   105.2254   119.4822    136.0000       86
     72       89.2886   100.8957   114.5539   130.7987    150.0000       87
     73       97.3689   109.9518   124.9837   143.2211    164.7400       88
     74      106.3121   119.9659   136.5330   156.4010    179.3700       89
     75      116.1100   130.9300   149.2200   169.9900    193.3400       90
     76      128.4828   144.7549   165.2960   185.2710    206.7500       91
     77      140.8556   158.5798   181.3720   200.5520    220.0800       92
     78      153.2284   172.4047   197.4480   215.8330    233.7000       93
     79      165.6012   186.2296   213.5240   231.1140    247.9500       94
     80      177.9740   200.0544   229.6000   246.3950    263.1900       95
                                                          279.2900       96
                                                          295.8000       97
                                                          312.7300       98
                                                          330.0600       99
                                                          364.0500      100
                                                          427.5800      101
                                                          517.9300      102
                                                          651.1400      103
                                                          817.2900      104
                                                        1,000.0000      105
                                                        1,000.0000      106
                                                        1,000.0000      107
                                                        1,000.0000      108
                                                        1,000.0000      109
                                                        1,000.0000      110
                                                        1,000.0000      111
                                                        1,000.0000      112
                                                        1,000.0000      113
                                                        1,000.0000      114
                                                        1,000.0000      115
                                                        1,000.0000      116
                                                        1,000.0000      117
                                                        1,000.0000      118

                                Male Smoker

                                                                      Attained
                                                        Ultimate        Age
                                                       1,000.0000       119

                              Blended Non Smoker

91 Bragg, Blended Non Smoker
Assumes 80% Male, 20% Female

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8           9         10
      0        1.0640     0.6260     0.4360     0.3900     0.3440     0.3000     0.2880     0.2600     0.2540     0.2540     0.2660
      1        0.9314     0.5295     0.3509     0.3072     0.2622     0.2928     0.2921     0.1981     0.2048     0.2336     0.2699
      2        0.7587     0.4472     0.3013     0.2644     0.2234     0.2857     0.2962     0.1941     0.2209     0.2938     0.3661
      3        0.5754     0.3792     0.2765     0.2493     0.2162     0.2785     0.3004     0.2305     0.2787     0.3982     0.5082
      4        0.4113     0.3253     0.2657     0.2501     0.2296     0.2714     0.3045     0.2899     0.3545     0.5106     0.6503
      5        0.2959     0.2859     0.2589     0.2568     0.2521     0.2644     0.3085     0.3546     0.4248     0.5947     0.7461
      6        0.2421     0.2873     0.2562     0.2634     0.2925     0.3318     0.4038     0.4416     0.5019     0.6528     0.7907
      7        0.2153     0.2893     0.2593     0.2853     0.3582     0.4338     0.5436     0.5627     0.6016     0.7119     0.8190
      8        0.2202     0.2913     0.2680     0.3182     0.4364     0.5484     0.6962     0.6923     0.7053     0.7658     0.8343
      9        0.2251     0.2933     0.2961     0.3607     0.5141     0.6540     0.8295     0.8050     0.7941     0.8081     0.8361
     10        0.2537     0.2952     0.3413     0.4110     0.5782     0.7287     0.9095     0.8733     0.8483     0.8319     0.8376
     11        0.3080     0.3790     0.4185     0.4797     0.6300     0.7662     0.9074     0.8729     0.8454     0.8303     0.8223
     12        0.3933     0.5028     0.5257     0.5679     0.6808     0.7853     0.9031     0.8705     0.8416     0.8066     0.7911
     13        0.4894     0.6380     0.6408     0.6597     0.7260     0.7872     0.8558     0.8317     0.8068     0.7729     0.7544
     14        0.5773     0.7565     0.7416     0.7393     0.7616     0.7877     0.8047     0.7897     0.7695     0.7401     0.7221
     15        0.6375     0.8279     0.8046     0.7898     0.7830     0.7840     0.7676     0.7594     0.7442     0.7201     0.7039
     16        0.6425     0.8309     0.8133     0.7974     0.7788     0.7715     0.7438     0.7396     0.7289     0.7221     0.7081
     17        0.6470     0.8321     0.8204     0.8039     0.7742     0.7483     0.7203     0.7190     0.7151     0.7244     0.7125
     18        0.6515     0.7953     0.7965     0.7852     0.7533     0.7208     0.6998     0.7010     0.7070     0.7267     0.7282
     19        0.6560     0.7501     0.7638     0.7591     0.7297     0.6951     0.6842     0.6933     0.7026     0.7290     0.7453
     20        0.6589     0.7074     0.7307     0.7326     0.7093     0.6775     0.6811     0.6922     0.7067     0.7360     0.7606
     21        0.6337     0.6636     0.6921     0.7006     0.6904     0.6759     0.6822     0.6954     0.7146     0.7430     0.7709
     22        0.5942     0.6079     0.6408     0.6578     0.6685     0.6741     0.6885     0.7162     0.7374     0.7577     0.7815
     23        0.5496     0.5499     0.5865     0.6128     0.6471     0.6724     0.7034     0.7417     0.7646     0.7749     0.7930
     24        0.5073     0.4977     0.5385     0.5741     0.6294     0.6706     0.7186     0.7662     0.7916     0.7957     0.8103
     25        0.4758     0.4607     0.5059     0.5512     0.6272     0.6729     0.7278     0.7840     0.8140     0.8200     0.8360
     26        0.4547     0.4525     0.5052     0.5505     0.6252     0.6751     0.7369     0.7930     0.8264     0.8437     0.8672
     27        0.4398     0.4455     0.5054     0.5512     0.6324     0.6822     0.7455     0.8033     0.8404     0.8667     0.9016
     28        0.4317     0.4384     0.5056     0.5652     0.6397     0.6903     0.7553     0.8149     0.8523     0.8950     0.9440
     29        0.4253     0.4314     0.5058     0.5840     0.6489     0.6995     0.7661     0.8278     0.8749     0.9348     0.9985
     30        0.4244     0.4307     0.5060     0.6040     0.6600     0.7100     0.7780     0.8420     0.9160     0.9920     1.0700
     31        0.4280     0.4314     0.5223     0.6281     0.6880     0.7455     0.8173     0.8912     0.9756     1.0672     1.1591
     32        0.4350     0.4386     0.5434     0.6552     0.7215     0.7898     0.8659     0.9529     1.0482     1.1564     1.2627
     33        0.4478     0.4526     0.5707     0.6884     0.7627     0.8436     0.9250     1.0272     1.1338     1.2588     1.3798
     34        0.4610     0.4738     0.6058     0.7303     0.8142     0.9081     0.9960     1.1135     1.2324     1.3736     1.5093
     35        0.4720     0.5040     0.6500     0.7840     0.8780     0.9840     1.0800     1.2120     1.3440     1.5000     1.6500
     36        0.4842     0.5465     0.7075     0.8542     0.9587     1.0749     1.1800     1.3233     1.4671     1.6326     1.7929
     37        0.4984     0.6000     0.7773     0.9389     1.0547     1.1802     1.2953     1.4475     1.6017     1.7719     1.9386
     38        0.5135     0.6597     0.8533     1.0310     1.1594     1.2945     1.4213     1.5835     1.7500     1.9261     2.1008
     39        0.5284     0.7206     0.9295     1.1231     1.2660     1.4129     1.5537     1.7301     1.9141     2.1034     2.2934
     40        0.5420     0.7780     1.0000     1.2080     1.3680     1.5300     1.6880     1.8860     2.0960     2.3120     2.5300
     41        0.5740     0.8255     1.0592     1.2775     1.4544     1.6343     1.8128     2.0417     2.2890     2.5493     2.8122

Duration/Issue                                                       Attained
     Age         11         12         13         14      Ultimate      Age
      0        0.3100     0.3560     0.4260     0.5960     0.7473        15
      1        0.3412     0.3763     0.4350     0.5997     0.9330        16
      2        0.4754     0.4900     0.5259     0.6501     0.8917        17
      3        0.6562     0.6471     0.6558     0.7232     0.8614        18
      4        0.8272     0.7975     0.7818     0.7947     0.8415        19
      5        0.9321     0.8912     0.8611     0.8400     0.8440        20
      6        0.9395     0.9183     0.8575     0.8404     0.8440        21
      7        0.9467     0.9152     0.8539     0.8402     0.8440        22
      8        0.9131     0.8936     0.8503     0.8399     0.8440        23
      9        0.8726     0.8653     0.8468     0.8398     0.8440        24
     10        0.8408     0.8422     0.8432     0.8338     0.8440        25
     11        0.8134     0.8196     0.8274     0.8280     0.8440        26
     12        0.7803     0.7896     0.8047     0.8201     0.8440        27
     13        0.7473     0.7590     0.7811     0.8122     0.8440        28
     14        0.7204     0.7343     0.7624     0.8060     0.8440        29
     15        0.7150     0.7319     0.7613     0.8041     0.8440        30
     16        0.7093     0.7291     0.7601     0.8076     0.8440        31
     17        0.7248     0.7481     0.7752     0.8154     0.8440        32
     18        0.7469     0.7736     0.7959     0.8293     0.8560        33
     19        0.7696     0.7996     0.8187     0.8469     0.8680        34
     20        0.7884     0.8200     0.8400     0.8680     0.8900        35
     21        0.7958     0.8303     0.8604     0.8948     0.9220        36
     22        0.8053     0.8419     0.8795     0.9245     0.9620        37
     23        0.8163     0.8516     0.9026     0.9604     1.0200        38
     24        0.8289     0.8707     0.9350     1.0058     1.0880        39
     25        0.8580     0.9060     0.9820     1.0640     1.1640        40
     26        0.8988     0.9566     1.0413     1.1308     1.2520        41
     27        0.9474     1.0179     1.1096     1.2039     1.3400        42
     28        1.0063     1.0910     1.1899     1.2897     1.4320        43
     29        1.0777     1.1773     1.2856     1.3944     1.5320        44
     30        1.1640     1.2780     1.4000     1.5240     1.6580        45
     31        1.2649     1.3911     1.5310     1.6778     1.8120        46
     32        1.3787     1.5156     1.6764     1.8516     2.0160        47
     33        1.5060     1.6549     1.8393     2.0467     2.2560        48
     34        1.6476     1.8120     2.0228     2.2644     2.5400        49
     35        1.8040     1.9900     2.2300     2.5060     2.8400        50
     36        1.9629     2.1767     2.4462     2.7521     3.1700        51
     37        2.1239     2.3697     2.6693     3.0018     3.5020        52
     38        2.3055     2.5879     2.9214     3.2843     3.8140        53
     39        2.5260     2.8497     3.2243     3.6286     4.1360        54
     40        2.8040     3.1740     3.6000     4.0640     4.5360        55
     41        3.1491     3.5689     4.0580     4.6052     5.0460        56

                              Blended Non Smoker

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8           9         10
     42        0.6118     0.8665     1.1054     1.3299     1.5296     1.7292     1.9310     2.1979     2.4918     2.8100     3.1309
     43        0.6559     0.9104     1.1494     1.3847     1.6100     1.8320     2.0598     2.3691     2.7144     3.0977     3.4836
     44        0.7071     0.9664     1.2132     1.4605     1.7120     1.9605     2.2164     2.5696     2.9671     3.4165     3.8681
     45        0.7660     1.0440     1.3060     1.5720     1.8520     2.1320     2.4180     2.8140     3.2600     3.7700     4.2820
     46        0.8340     1.1471     1.4259     1.7145     2.0266     2.3472     2.6670     3.1032     3.5906     4.1493     4.7100
     47        0.9106     1.2694     1.5642     1.8770     2.2251     2.5947     2.9519     3.4276     3.9521     4.5519     5.1536
     48        0.9938     1.4050     1.7236     2.0667     2.4522     2.8731     3.2692     3.7856     4.3483     4.9912     5.6359
     49        1.0816     1.5485     1.9066     2.2906     2.7129     3.1813     3.6151     4.1756     4.7830     5.4808     6.1797
     50        1.1720     1.6940     2.1160     2.5560     3.0120     3.5180     3.9860     4.5960     5.2600     6.0340     6.8080
     51        1.2620     1.8388     2.3576     2.8730     3.3557     3.8822     4.3764     5.0385     5.7706     6.6463     7.5186
     52        1.3528     1.9868     2.6296     3.2369     3.7406     4.2749     4.7888     5.5043     6.3124     7.3088     8.2963
     53        1.4491     2.1420     2.9232     3.6323     4.1576     4.6973     5.2313     6.0056     6.8982     8.0283     9.1442
     54        1.5553     2.3084     3.2296     4.0438     4.5978     5.1512     5.7123     6.5548     7.5411     8.8118    10.0657
     55        1.6760     2.4900     3.5400     4.4560     5.0520     5.6380     6.2400     7.1640     8.2540     9.6660    11.0640
     56        1.8066     2.6876     3.8667     4.8866     5.5301     6.1608     6.8095     7.8189     9.0105    10.5523    12.0843
     57        1.9443     2.8984     4.2156     5.3458     6.0380     6.7185     7.4152     8.5111     9.8021    11.4660    13.1244
     58        2.0955     3.1215     4.5682     5.8072     6.5610     7.3068     8.0646     9.2624    10.6682    12.4654    14.2666
     59        2.2672     3.3557     4.9059     6.2440     7.0846     7.9207     8.7651    10.0948    11.6484    13.6087    15.5931
     60        2.4660     3.6000     5.2100     6.6300     7.5940     8.5560     9.5240    11.0300    12.7820    14.9540    17.1860
     61        2.6964     3.8404     5.4292     6.8871     8.0075     9.1267    10.2520    11.9835    13.9950    16.4364    19.0085
     62        2.9540     4.0776     5.5758     7.0332     8.3348     9.6360    10.9440    12.9410    15.2610    18.0170    21.0058
     63        3.2320     4.3325     5.7270     7.1848     8.6986    10.2124    11.7343    14.0289    16.6914    19.7934    23.2332
     64        3.5236     4.6263     5.9600     7.4589     9.2215    10.9849    12.7569    15.3737    18.3973    21.8632    25.7461
     65        3.8220     4.9800     6.3520     7.9720    10.0260    12.0820    14.1460    17.1020    20.4900    24.3240    28.6000
     66        4.1163     5.3699     6.8920     8.7288    11.1427    13.5604    15.9783    19.2839    23.0203    27.1880    31.7456
     67        4.4109     5.7820     7.5286     9.6515    12.4900    15.3343    18.1646    21.8351    25.9140    30.3901    35.1459
     68        4.7224     6.2518     8.2782    10.7332    14.0219    17.3188    20.5894    24.6503    29.0950    33.9120    38.8750
     69        5.0672     6.8146     9.1572    11.9670    15.6925    19.4290    23.1377    27.6243    32.4871    37.7355    43.0063
     70        5.4620     7.5060    10.1820    13.3460    17.4560    21.5800    25.6940    30.6520    36.0140    41.8420    47.6140
     71        5.9009     8.3109    11.3243    14.8287    19.2596    23.7051    28.1759    33.6381    39.5694    46.1107    52.5634
     72        6.3730     9.2060    12.5732    16.4194    21.1339    25.8608    30.6601    36.6528    43.2039    50.5537    57.8054
     73        6.8869    10.2133    13.9711    18.1809    23.1579    28.1474    33.2706    39.8388    47.0773    55.3526    63.5415
     74        7.4510    11.3552    15.5605    20.1756    25.4109    30.6650    36.1313    43.3389    51.3494    60.6889    69.9738
     75        8.0740    12.6540    17.3840    22.4660    27.9720    33.5140    39.3660    47.2960    56.1800    66.7440    77.3040
     76        8.8622    14.3938    19.8529    25.5602    31.3516    37.2232    43.5578    52.4334    62.4728    74.7136    87.0586
     77        9.6503    16.1335    22.3218    28.6545    34.7313    40.9325    47.7496    57.5707    68.7657    82.6833    96.8132
     78       10.4385    17.8733    24.7907    31.7487    38.1109    44.6417    51.9414    62.7081    75.0585    90.6529   106.5678
     79       11.2266    19.6131    27.2596    34.8430    41.4906    48.3509    56.1332    67.8455    81.3514    98.6226   116.3225
     80       12.0148    21.3529    29.7285    37.9372    44.8702    52.0601    60.3250    72.9828    87.6442   106.5922   126.0771

Duration/Issue                                                       Attained
     Age         11         12         13         14      Ultimate      Age
     42        3.5491     4.0221     4.5835     5.2329     5.7280        57
     43        3.9894     4.5211     5.1626     5.9248     6.5760        58
     44        4.4552     5.0532     5.7808     6.6586     7.5480        59
     45        4.9320     5.6060     6.4240     7.4120     8.5760        60
     46        5.3914     6.1552     7.0717     8.1664     9.5920        61
     47        5.8433     6.7090     7.7332     8.9367    10.5520        62
     48        6.3300     7.3041     8.4396     9.7507    11.4460        63
     49        6.8941     7.9769     9.2215    10.6365    12.3240        64
     50        7.5780     8.7640    10.1100    11.6220    13.2660        65
     51        8.3853     9.6559    11.0778    12.6590    14.3480        66
     52        9.2876    10.6282    12.1045    13.7288    15.5620        67
     53       10.2797    11.6952    13.2305    14.9037    16.8420        68
     54       11.3562    12.8711    14.4968    16.2560    18.2280        69
     55       12.5120    14.1700    15.9440    17.8580    19.8380        70
     56       13.6718    15.5104    17.4878    19.6248    21.7820        71
     57       14.8392    16.8829    19.1009    21.5083    24.0960        72
     58       16.1268    18.4098    20.9099    23.6355    26.6800        73
     59       17.6475    20.2134    23.0414    26.1338    29.5740        74
     60       19.5140    22.4160    25.6220    29.1300    32.8880        75
     61       21.7218    25.0016    28.6123    32.5520    36.7420        76
     62       24.1957    27.8883    31.9280    36.3148    41.1740        77
     63       26.9426    31.1009    35.6279    40.5271    46.0780        78
     64       29.9691    34.6632    39.7710    45.2973    51.4940        79
     65       33.2820    38.6000    44.4160    50.7340    57.5300        80
     66       36.7717    42.7824    49.4236    56.6934    64.3260        81
     67       40.4336    47.1943    54.7547    63.1032    71.9420        82
     68       44.4324    52.0285    60.6181    70.1789    80.3300        83
     69       48.9323    57.4780    67.2228    78.1361    89.4620        84
     70       54.0980    63.7360    74.7780    87.1900   100.1500        85
     71       59.7885    70.6248    83.0584    97.3522   112.8940        86
     72       65.8939    78.0160    91.9249   108.4790   126.9500        87
     73       72.6260    86.1757   101.7148   120.5534   141.8100        88
     74       80.1962    95.3696   112.7660   133.5580   156.9340        89
     75       88.8160   105.8640   125.4160   147.4760   172.0920        90
     76      100.3025   119.9050   142.4123   164.1566   187.5020        91
     77      111.7891   133.9460   159.4086   180.8371   203.2820        92
     78      123.2756   147.9870   176.4049   197.5177   219.3060        93
     79      134.7622   162.0280   193.4012   214.1982   235.4440        94
     80      146.2487   176.0690   210.3975   230.8788   251.3600        95
                                                         267.1320        96
                                                         283.3400        97
                                                         299.9920        98
                                                         317.0720        99
                                                         350.5000       100
                                                         414.7060       101
                                                         508.0080       102
                                                         643.5640       103
                                                         813.1800       104

                                Blended Non Smoker

                                                                      Attained
                                                        Ultimate        Age
                                                       1,000.0000       105
                                                       1,000.0000       106
                                                       1,000.0000       107
                                                       1,000.0000       108
                                                       1,000.0000       109
                                                       1,000.0000       110
                                                       1,000.0000       111
                                                       1,000.0000       112
                                                       1,000.0000       113
                                                       1,000.0000       114
                                                       1,000.0000       115
                                                       1,000.0000       116
                                                       1,000.0000       117
                                                       1,000.0000       118
                                                       1,000.0000       119

                                 Blended Smoker

91 Bragg, Blended Smoker
Assumes 80% Male, 20% Female

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8          9          10
      0        1.5832     0.9166     0.6448     0.5769     0.5090     0.4449     0.4261     0.3846     0.3770     0.3770     0.3958
      1        1.4270     0.8156     0.5596     0.4957     0.4289     0.3826     0.4190     0.3341     0.3449     0.3864     0.4402
      2        1.1747     0.7016     0.4914     0.4386     0.3770     0.3460     0.4224     0.3343     0.3741     0.4791     0.5844
      3        0.8862     0.5889     0.4397     0.4024     0.3517     0.3355     0.4326     0.3738     0.4443     0.6166     0.7759
      4        0.6210     0.4917     0.4035     0.3841     0.3513     0.3512     0.4457     0.4415     0.5357     0.7607     0.9624
      5        0.4389     0.4270     0.3841     0.3872     0.3742     0.3934     0.4577     0.5257     0.6279     0.8732     1.0912
      6        0.3605     0.4270     0.3698     0.3903     0.4296     0.4883     0.5917     0.6481     0.7358     0.9564     1.1511
      7        0.3185     0.4299     0.3743     0.4145     0.5183     0.6304     0.7865     0.8158     0.8729     1.0358     1.1847
      8        0.3242     0.4327     0.3810     0.4568     0.6270     0.7922     1.0010     0.9972     1.0168     1.1079     1.2014
      9        0.3299     0.4355     0.4245     0.5202     0.7418     0.9466     1.1942     1.1604     1.1454     1.1681     1.2104
     10        0.3769     0.4383     0.5064     0.6078     0.8492     1.0661     1.3213     1.2705     1.2338     1.2157     1.2198
     11        0.4734     0.5995     0.6566     0.7437     0.9598     1.1522     1.3271     1.3300     1.2855     1.2461     1.2235
     12        0.6223     0.8377     0.8688     0.9259     1.0883     1.2231     1.3239     1.3511     1.3073     1.2628     1.2249
     13        0.7881     1.0987     1.0978     1.1175     1.2104     1.2767     1.3194     1.3385     1.3013     1.2682     1.2242
     14        0.9356     1.3282     1.2985     1.2835     1.3092     1.3106     1.3162     1.3263     1.2959     1.2598     1.2220
     15        1.0289     1.4720     1.4239     1.3872     1.3660     1.3054     1.3160     1.3000     1.2760     1.2540     1.2170
     16        1.0351     1.5130     1.4654     1.3924     1.3685     1.3028     1.2764     1.2608     1.2422     1.2326     1.2099
     17        1.0393     1.4871     1.4471     1.3936     1.3292     1.2518     1.2170     1.1984     1.1854     1.1947     1.1919
     18        0.9972     1.4203     1.3928     1.3392     1.2665     1.1857     1.1496     1.1270     1.1200     1.1508     1.1721
     19        0.9492     1.3387     1.3245     1.2738     1.1990     1.1214     1.0857     1.0608     1.0607     1.1111     1.1558
     20        0.9140     1.2680     1.2640     1.2180     1.1463     1.0720     1.0393     1.0140     1.0220     1.0860     1.1486
     21        0.8914     1.2012     1.2038     1.1670     1.1012     1.0377     1.0050     1.0129     1.0324     1.0988     1.1483
     22        0.8691     1.1210     1.1293     1.1042     1.0524     1.0070     0.9794     1.0142     1.0453     1.1148     1.1562
     23        0.8470     1.0380     1.0518     1.0396     1.0080     0.9838     0.9639     1.0174     1.0601     1.1329     1.1651
     24        0.8257     0.9628     0.9825     0.9835     0.9742     0.9716     0.9716     1.0215     1.0759     1.1523     1.2003
     25        0.8060     0.9060     0.9336     0.9460     0.9580     0.9802     0.9800     1.0260     1.0920     1.1720     1.2680
     26        0.7843     0.8700     0.9023     0.9526     0.9618     0.9885     1.0140     1.0790     1.1611     1.2604     1.3729
     27        0.7615     0.8439     0.8818     0.9593     0.9656     1.0115     1.0622     1.1483     1.2485     1.3746     1.5080
     28        0.7398     0.8298     0.8800     0.9672     0.9888     1.0486     1.1266     1.2352     1.3544     1.5101     1.6661
     29        0.7225     0.8276     0.8867     0.9777     1.0303     1.1051     1.2099     1.3407     1.4788     1.6620     1.8398
     30        0.7158     0.8282     0.9020     0.9920     1.0940     1.1860     1.3140     1.4660     1.6220     1.8260     2.0220
     31        0.7167     0.8348     0.9367     1.0560     1.1818     1.2951     1.4421     1.6136     1.7841     1.9964     2.2028
     32        0.7257     0.8485     0.9838     1.1382     1.2909     1.4288     1.5928     1.7828     1.9652     2.1765     2.3871
     33        0.7385     0.8656     1.0461     1.2387     1.4187     1.5818     1.7614     1.9697     2.1647     2.3744     2.5895
     34        0.7665     0.9024     1.1265     1.3579     1.5626     1.7487     1.9433     2.1707     2.3824     2.5982     2.8250
     35        0.8100     0.9600     1.2280     1.4960     1.7200     1.9240     2.1340     2.3820     2.6180     2.8560     3.1080
     36        0.8692     1.0414     1.3543     1.6553     1.8882     2.1005     2.3228     2.5896     2.8570     3.1364     3.4276
     37        0.9418     1.1432     1.5032     1.8356     2.0691     2.2819     2.5127     2.7959     3.0996     3.4340     3.7737
     38        1.0275     1.2606     1.6696     2.0334     2.2663     2.4789     2.7198     3.0220     3.3676     3.7658     4.1635
     39        1.1257     1.3891     1.8477     2.2453     2.4840     2.7027     2.9602     3.2890     3.6825     4.1495     4.6132
     40        1.2360     1.5240     2.0320     2.4680     2.7260     2.9640     3.2500     3.6180     4.0660     4.6020     5.1400
     41        1.3632     1.6604     2.2146     2.6919     2.9853     3.2580     3.5879     4.0144     4.5303     5.1435     5.7777

Duration/Issue                                                       Attained
    Age          11         12         13         14      Ultimate      Age
      0        0.4599     0.5278     0.6297     0.8751     1.0930        15
      1        0.5429     0.5949     0.6807     0.8998     1.3561        16
      2        0.7406     0.7631     0.8159     0.9748     1.2975        17
      3        0.9863     0.9745     0.9880     1.0726     1.2546        18
      4        1.2133     1.1717     1.1499     1.1656     1.2265        19
      5        1.3548     1.2968     1.2542     1.2264     1.2300        20
      6        1.3606     1.3328     1.2490     1.2270     1.2300        21
      7        1.3664     1.3234     1.2438     1.2277     1.2300        22
      8        1.3142     1.2890     1.2386     1.2283     1.2300        23
      9        1.2581     1.2502     1.2333     1.2290     1.2300        24
     10        1.2241     1.2274     1.2277     1.2295     1.2300        25
     11        1.2208     1.2234     1.2234     1.2294     1.2300        26
     12        1.2172     1.2194     1.2188     1.2292     1.2300        27
     13        1.2144     1.2167     1.2156     1.2284     1.2300        28
     14        1.2126     1.2155     1.2138     1.2270     1.2300        29
     15        1.2104     1.2171     1.2138     1.2281     1.2300        30
     16        1.2091     1.2201     1.2147     1.2313     1.2300        31
     17        1.2074     1.2261     1.2195     1.2405     1.2440        32
     18        1.2058     1.2320     1.2254     1.2507     1.2840        33
     19        1.2042     1.2380     1.2454     1.2793     1.3320        34
     20        1.2062     1.2440     1.2840     1.3320     1.4000        35
     21        1.2169     1.2771     1.3383     1.4091     1.4960        36
     22        1.2395     1.3157     1.4039     1.5049     1.6120        37
     23        1.2635     1.3678     1.4853     1.6192     1.7600        38
     24        1.3137     1.4413     1.5866     1.7517     1.9360        39
     25        1.3960     1.5440     1.7120     1.9020     2.1240        40
     26        1.5146     1.6786     1.8611     2.0655     2.3240        41
     27        1.6628     1.8400     2.0310     2.2425     2.5360        42
     28        1.8341     2.0240     2.2225     2.4398     2.7360        43
     29        2.0219     2.2267     2.4366     2.6646     2.9480        44
     30        2.2200     2.4440     2.6740     2.9240     3.1980        45
     31        2.4163     2.6624     2.9209     3.2045     3.4920        46
     32        2.6151     2.8847     3.1766     3.5013     3.8480        47
     33        2.8343     3.1311     3.4620     3.8346     4.2560        48
     34        3.0920     3.4221     3.7982     4.2248     4.7160        49
     35        3.4060     3.7780     4.2060     4.6920     5.2240        50
     36        3.7662     4.1913     4.6818     5.2382     5.8140        51
     37        4.1606     4.6484     5.2117     5.8500     6.4840        52
     38        4.6044     5.1606     5.8011     6.5242     7.2440        53
     39        5.1131     5.7394     6.4554     7.2580     8.0720        54
     40        5.7020     6.3960     7.1800     8.0480     8.9660        55
     41        6.4124     7.1642     7.9925     8.8868     9.9120        56

                                 Blended Smoker

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8          9          10
     42        1.5075     1.8013     2.3992     2.9193     3.2595     3.5773     3.9630     4.4641     5.0609     5.7626     6.5152
     43        1.6618     1.9541     2.5976     3.1644     3.5586     3.9293     4.3776     4.9590     5.6396     6.4290     7.3016
     44        1.8191     2.1266     2.8219     3.4412     3.8934     4.3218     4.8332     5.4910     6.2480     7.1129     8.0855
     45        1.9720     2.3260     3.0840     3.7640     4.2740     4.7620     5.3320     6.0520     6.8680     7.7840     8.8160
     46        2.1056     2.5426     3.3755     4.1279     4.7040     5.2631     5.8903     6.6539     7.5003     8.4226     9.4472
     47        2.2246     2.7714     3.6884     4.5235     5.1764     5.8203     6.5067     7.3019     8.1571     9.0488    10.0131
     48        2.3517     3.0271     4.0354     4.9579     5.6860     6.4136     7.1569     7.9785     8.8371     9.6923    10.5826
     49        2.5093     3.3244     4.4291     5.4383     6.2276     7.0234     7.8161     8.6657     9.5392    10.3828    11.2246
     50        2.7200     3.6780     4.8820     5.9720     6.7960     7.6300     8.4600     9.3460    10.2620    11.1500    12.0080
     51        2.9857     4.1025     5.4128     6.5741     7.3878     8.2103     9.0562     9.9728    10.9506    11.9381    12.8634
     52        3.2913     4.5883     6.0130     7.2399     8.0064     8.7776     9.6210    10.5579    11.6057    12.7272    13.7451
     53        3.6341     5.1130     6.6549     7.9464     8.6570     9.3661    10.2029    11.1711    12.3099    13.6011    14.7569
     54        4.0113     5.6550     7.3105     8.6708     9.3445    10.0108    10.8504    11.8819    13.1458    14.6441    16.0026
     55        4.4200     6.1920     7.9520     9.3900    10.0740    10.7460    11.6120    12.7600    14.1960    15.9400    17.5860
     56        4.8709     6.7124     8.5690    10.0976    10.8508    11.5892    12.5015    13.8325    15.4970    17.5203    19.5687
     57        5.3656     7.2311     9.1801    10.8088    11.6713    12.5172    13.4865    15.0528    16.9939    19.3289    21.8812
     58        5.8887     7.7652     9.8008    11.5335    12.5280    13.5040    14.5464    16.3805    18.6317    21.3188    24.4317
     59        6.4240     8.3324    10.4469    12.2813    13.4128    14.5236    15.6604    17.7751    20.3554    23.4428    27.1280
     60        6.9560     8.9500    11.1340    13.0620    14.3180    15.5500    16.8080    19.1960    22.1100    25.6540    29.8780
     61        7.4486     9.6104    11.8548    13.8566    15.1962    16.4645    17.8454    20.4936    23.7627    27.9001    32.6771
     62        7.9122    10.3020    12.5988    14.6588    16.0528    17.2847    18.7864    21.6949    25.3500    30.2127    35.5868
     63        8.4010    11.0363    13.3771    15.4967    16.9584    18.1881    19.8466    23.0244    27.0714    32.6697    38.6139
     64        8.9690    11.8245    14.2005    16.3990    17.9846    19.3527    21.2412    24.7067    29.1263    35.3495    41.7653
     65        9.6700    12.6780    15.0800    17.3940    19.2020    20.9560    23.1860    26.9660    31.7140    38.3300    45.0480
     66       10.5252    13.5640    15.9291    18.3750    20.5247    23.0395    25.7643    29.8805    34.8719    41.5236    48.2748
     67       11.4984    14.4751    16.7403    19.3233    21.9051    25.4847    28.8325    33.3005    38.4671    44.8782    51.4411
     68       12.5583    15.4601    17.6437    20.3985    23.4726    28.2295    32.2653    37.1090    42.4435    48.5254    54.8277
     69       13.6733    16.5688    18.7689    21.7608    25.3565    31.2119    35.9375    41.1892    46.7451    52.5968    58.7151
     70       14.8120    17.8500    20.2460    23.5700    27.6860    34.3700    39.7240    45.4240    51.3160    57.2240    63.3840
     71       15.9497    19.2917    22.0699    25.8129    30.4277    37.6250    43.5151    49.6955    56.0437    62.3299    68.7930
     72       17.1075    20.8610    24.1541    28.3829    33.4952    41.0182    47.3944    54.0815    60.9656    67.8267    74.7550
     73       18.3221    22.5763    26.5060    31.2999    36.9390    44.6677    51.5261    58.7593    66.2502    73.8302    81.3321
     74       19.6307    24.4558    29.1329    34.5837    40.8091    48.6917    56.0745    63.9057    72.0662    80.4560    88.5865
     75       21.0700    26.5180    32.0420    38.2540    45.1560    53.2080    61.2040    69.6980    78.5820    87.8200    96.5800
     76       22.8523    29.1037    35.7882    43.0577    50.8659    59.0442    67.8576    77.1915    86.9728    97.2439   106.7086
     77       24.6346    31.6893    39.5345    47.8614    56.5758    64.8804    74.5112    84.6850    95.3636   106.6678   116.8372
     78       26.4170    34.2750    43.2807    52.6650    62.2858    70.7166    81.1648    92.1785   103.7544   116.0917   126.9658
     79       28.1993    36.8607    47.0269    57.4687    67.9957    76.5528    87.8184    99.6720   112.1453   125.5156   137.0944
     80       29.9816    39.4463    50.7732    62.2724    73.7056    82.3891    94.4721   107.1655   120.5361   134.9396   147.2230

Duration/Issue                                                       Attained
    Age          11         12         13         14      Ultimate      Age
     42        7.2342     8.0363     8.8893     9.7763    10.8860        57
     43        8.1053     8.9620     9.8439    10.7281    11.8540        58
     44        8.9633     9.8907    10.8303    11.7536    12.8680        59
     45        9.7460    10.7720    11.8220    12.8640    13.9880        60
     46       10.3813    11.5360    12.7579    14.0165    15.3040        61
     47       10.9105    12.2165    13.6557    15.2035    16.8420        62
     48       11.4421    12.9181    14.6069    16.4893    18.5700        63
     49       12.0845    13.7457    15.7031    17.9387    20.4640        64
     50       12.9460    14.8040    17.0360    19.6160    22.5540        65
     51       13.9662    16.0316    18.5548    21.4853    24.8360        66
     52       15.0728    17.3585    20.1985    23.5034    27.3120        67
     53       16.3566    18.8770    22.0431    25.7246    29.9620        68
     54       17.9080    20.6794    24.1648    28.2027    32.7980        69
     55       19.8180    22.8580    26.6400    30.9920    35.8560        70
     56       22.1541    25.4777    29.5183    34.1205    39.1720        71
     57       24.8557    28.4770    32.7491    37.5521    42.7700        72
     58       27.8216    31.7584    36.2575    41.2446    46.6380        73
     59       30.9502    35.2245    39.9687    45.1560    50.7560        74
     60       34.1400    38.7780    43.8080    49.2440    55.1160        75
     61       37.4360    42.4636    47.7984    53.4910    59.7140        76
     62       40.9059    46.3465    51.9898    57.9253    64.5120        77
     63       44.4821    50.3592    56.3475    62.5731    69.4800        78
     64       48.0972    54.4342    60.8371    67.4606    74.6620        79
     65       51.6840    58.5040    65.4240    72.6140    80.1660        80
     66       54.9404    62.2388    69.7508    77.6736    86.1180        81
     67       57.9116    65.6835    73.8405    82.6218    92.5100        82
     68       61.0501    69.3329    78.2292    87.9983    99.2300        83
     69       64.8087    73.6821    83.4531    94.3431   106.3340        84
     70       69.6400    79.2260    90.0480   102.1960   115.5500        85
     71       75.5340    85.9481    97.9735   111.7626   127.7680        86
     72       82.1888    93.5184   106.8724   122.6833   141.5280        87
     73       89.6197   101.9617   116.8053   134.6492   155.9880        88
     74       97.8417   111.3026   127.8329   147.3517   170.2920        89
     75      106.8700   121.5660   140.0160   160.4820   183.8720        90
     76      118.2970   134.5637   155.5846   175.3075   196.8200        91
     77      129.7240   147.5615   171.1533   190.1330   209.6340        92
     78      141.1509   160.5592   186.7219   204.9586   222.7340        93
     79      152.5779   173.5569   202.2906   219.7841   236.5100        94
     80      164.0049   186.5547   217.8592   234.6096   251.3600        95
                                                         267.1320        96
                                                         283.3400        97
                                                         299.9920        98
                                                         317.0720        99
                                                         350.5000       100
                                                         414.7060       101
                                                         508.0080       102
                                                         643.5640       103
                                                         813.1800       104

                                 Blended Smoker

                                                                      Attained
                                                        Ultimate        Age
                                                       1,000.0000       105
                                                       1,000.0000       106
                                                       1,000.0000       107
                                                       1,000.0000       108
                                                       1,000.0000       109
                                                       1,000.0000       110
                                                       1,000.0000       111
                                                       1,000.0000       112
                                                       1,000.0000       113
                                                       1,000.0000       114
                                                       1,000.0000       115
                                                       1,000.0000       116
                                                       1,000.0000       117
                                                       1,000.0000       118
                                                       1,000.0000       119

                                Female Non Smoker

91 Bragg, Female Non Smoker

Duration/Issue
    Age          0          1          2          3          4          5          6          7          8          9          10
      0        0.8400     0.3300     0.3000     0.2700     0.2400     0.2200     0.2000     0.1800     0.1900     0.1900     0.2100
      1        0.7147     0.2467     0.2149     0.1886     0.1607     0.2178     0.2058     0.1172     0.1314     0.1398     0.1647
      2        0.5718     0.2094     0.1771     0.1586     0.1360     0.2156     0.2116     0.1225     0.1421     0.1632     0.1939
      3        0.4294     0.2010     0.1696     0.1611     0.1459     0.2134     0.2174     0.1670     0.1920     0.2267     0.2628
      4        0.3054     0.2043     0.1757     0.1771     0.1702     0.2112     0.2232     0.2222     0.2511     0.2967     0.3364
      5        0.2179     0.2052     0.1780     0.1864     0.1890     0.2091     0.2292     0.2593     0.2894     0.3395     0.3796
      6        0.2159     0.2061     0.1855     0.1956     0.2072     0.2336     0.2513     0.2806     0.3079     0.3456     0.3786
      7        0.2139     0.2102     0.1927     0.2140     0.2383     0.2708     0.2814     0.3052     0.3266     0.3517     0.3776
      8        0.2119     0.2143     0.2117     0.2379     0.2747     0.3122     0.3137     0.3297     0.3440     0.3578     0.3766
      9        0.2099     0.2184     0.2331     0.2625     0.3088     0.3493     0.3425     0.3508     0.3584     0.3639     0.3755
     10        0.2131     0.2224     0.2526     0.2829     0.3330     0.3736     0.3513     0.3554     0.3642     0.3670     0.3728
     11        0.2162     0.2431     0.2726     0.3000     0.3389     0.3705     0.3608     0.3621     0.3682     0.3700     0.3706
     12        0.2290     0.2718     0.2957     0.3170     0.3448     0.3673     0.3595     0.3588     0.3681     0.3678     0.3668
     13        0.2438     0.3029     0.3187     0.3326     0.3496     0.3646     0.3590     0.3576     0.3662     0.3656     0.3636
     14        0.2583     0.3306     0.3382     0.3454     0.3534     0.3623     0.3593     0.3584     0.3626     0.3622     0.3611
     15        0.2674     0.3393     0.3432     0.3490     0.3549     0.3598     0.3581     0.3571     0.3612     0.3607     0.3593
     16        0.2765     0.3479     0.3482     0.3526     0.3553     0.3576     0.3576     0.3578     0.3581     0.3579     0.3582
     17        0.2830     0.3467     0.3453     0.3510     0.3535     0.3552     0.3557     0.3564     0.3573     0.3570     0.3579
     18        0.2895     0.3455     0.3424     0.3494     0.3517     0.3528     0.3538     0.3550     0.3565     0.3561     0.3576
     19        0.2961     0.3443     0.3396     0.3477     0.3499     0.3504     0.3519     0.3535     0.3558     0.3552     0.3574
     20        0.2946     0.3371     0.3337     0.3432     0.3466     0.3473     0.3510     0.3536     0.3589     0.3579     0.3630
     21        0.2931     0.3298     0.3279     0.3386     0.3433     0.3441     0.3500     0.3536     0.3620     0.3612     0.3687
     22        0.2835     0.3108     0.3160     0.3312     0.3386     0.3402     0.3500     0.3552     0.3690     0.3699     0.3837
     23        0.2739     0.2899     0.3035     0.3238     0.3339     0.3363     0.3500     0.3568     0.3760     0.3792     0.4032
     24        0.2644     0.2709     0.2943     0.3164     0.3293     0.3324     0.3500     0.3584     0.3830     0.3959     0.4283
     25        0.2591     0.2635     0.2893     0.3158     0.3284     0.3355     0.3585     0.3600     0.3900     0.4200     0.4600
     26        0.2539     0.2560     0.2861     0.3152     0.3282     0.3386     0.3669     0.3811     0.4150     0.4509     0.4972
     27        0.2529     0.2545     0.2871     0.3214     0.3338     0.3532     0.3896     0.4087     0.4457     0.4873     0.5393
     28        0.2519     0.2530     0.2881     0.3276     0.3400     0.3729     0.4179     0.4427     0.4829     0.5302     0.5878
     29        0.2510     0.2515     0.2891     0.3338     0.3552     0.3982     0.4514     0.4832     0.5274     0.5807     0.6442
     30        0.2535     0.2545     0.2900     0.3400     0.3800     0.4300     0.4900     0.5300     0.5800     0.6400     0.7100
     31        0.2560     0.2588     0.3116     0.3716     0.4163     0.4673     0.5317     0.5819     0.6403     0.7080     0.7857
     32        0.2620     0.2676     0.3414     0.4134     0.4621     0.5097     0.5766     0.6390     0.7078     0.7840     0.8702
     33        0.2680     0.2811     0.3764     0.4615     0.5149     0.5585     0.6278     0.7030     0.7830     0.8680     0.9630
     34        0.2740     0.2984     0.4136     0.5117     0.5718     0.6148     0.6879     0.7761     0.8669     0.9600     1.0631
     35        0.2800     0.3200     0.4500     0.5600     0.6300     0.6800     0.7600     0.8600     0.9600     1.0600     1.1700
     36        0.3089     0.3470     0.4864     0.6077     0.6920     0.7572     0.8466     0.9556     1.0605     1.1630     1.2756
     37        0.3478     0.3789     0.5248     0.6574     0.7596     0.8456     0.9457     1.0616     1.1678     1.2691     1.3804
     38        0.3914     0.4143     0.5640     0.7074     0.8292     0.9404     1.0535     1.1768     1.2850     1.3857     1.4964
     39        0.4339     0.4518     0.6028     0.7555     0.8972     1.0368     1.1662     1.3000     1.4147     1.5202     1.6356
     40        0.4700     0.4900     0.6400     0.8000     0.9600     1.1300     1.2800     1.4300     1.5600     1.6800     1.8100
     41        0.4974     0.5237     0.6826     0.8427     1.0046     1.2085     1.3855     1.5598     1.7176     1.8671     2.0268
     42        0.5197     0.5538     0.7026     0.8516     1.0335     1.2754     1.4854     1.6901     1.8856     2.0766     2.2780
     43        0.5403     0.5882     0.7026     0.8605     1.0661     1.3482     1.5934     1.8315     2.0688     2.3054     2.5528
     44        0.5626     0.6343     0.7405     0.9002     1.1218     1.4439     1.7237     1.9946     2.2720     2.5509     2.8404
     45        0.5900     0.7000     0.8100     0.9800     1.2200     1.5800     1.8900     2.1900     2.5000     2.8100     3.1300
     46        0.6189     0.7876     0.9120     1.1013     1.3656     1.7674     2.1058     2.4320     2.7645     3.0878     3.4200
     47        0.6470     0.8920     1.0372     1.2518     1.5456     1.9947     2.3619     2.7136     3.0622     3.3861     3.7176
     48        0.6798     1.0096     1.1844     1.4298     1.7528     2.2453     2.6381     3.0132     3.3758     3.6975     4.0252
     49        0.7223     1.1368     1.3524     1.6331     1.9800     2.5026     2.9142     3.3092     3.6875     4.0146     4.3452
     50        0.7800     1.2700     1.5400     1.8600     2.2200     2.7500     3.1700     3.5800     3.9800     4.3300     4.6800
     51        0.8582     1.4188     1.7594     2.1214     2.4800     2.9844     3.3979     3.8102     4.2343     4.6244     5.0066
     52        0.9535     1.5856     2.0113     2.4187     2.7648     3.2168     3.6114     4.0143     4.4622     4.9028     5.3233
     53        1.0577     1.7560     2.2775     2.7353     3.0636     3.4520     3.8218     4.2153     4.6918     5.1940     5.6647
     54        1.1626     1.9156     2.5398     3.0546     3.3656     3.6948     4.0409     4.4362     4.9517     5.5268     6.0654
     55        1.2600     2.0500     2.7800     3.3600     3.6600     3.9500     4.2800     4.7000     5.2700     5.9300     6.5600
     56        1.3487     2.1499     2.9991     3.6582     3.9439     4.2085     4.5203     4.9847     5.6182     6.3670     7.1079
     57        1.4342     2.2250     3.2094     3.9601     4.2246     4.4670     4.7542     5.2750     5.9773     6.8185     7.6862
     58        1.5182     2.2890     3.4090     4.2559     4.5062     4.7394     5.0098     5.6038     6.3903     7.3395     8.3554
     59        1.6029     2.3561     3.5965     4.5358     4.7933     5.0391     5.3157     6.0045     6.9002     7.9850     9.1765
     60        1.6900     2.4400     3.7700     4.7900     5.0900     5.3800     5.7000     6.5100     7.5500     8.8100    10.2100
     61        1.7740     2.5315     3.8976     4.9704     5.3494     5.7143     6.1170     7.0673     8.2804     9.7496    11.3699
     62        1.8536     2.6214     3.9804     5.0836     5.5685     6.0330     6.5479     7.6542     9.0628    10.7672    12.6158
     63        1.9372     2.7234     4.0664     5.2016     5.8179     6.4074     7.0613     8.3506     9.9860    11.9600    14.0766
     64        2.0332     2.8517     4.2036     5.3964     6.1682     6.9093     7.7258     9.2359    11.1388    13.4252    15.8817
     65        2.1500     3.0200     4.4400     5.7400     6.6900     7.6100     8.6100    10.3900    12.6100    15.2600    18.1600
     66        2.2678     3.2044     4.7823     6.2623     7.4229     8.5595     9.7500    11.8659    14.4846    17.5959    21.1404
     67        2.3809     3.3956     5.1986     6.9154     8.3198     9.7102    11.1000    13.6106    16.7033    20.3682    24.7368
     68        2.5191     3.6296     5.6786     7.6542     9.3214    10.9870    12.6060    15.5442    19.1387    23.3794    28.6060
     69        2.7122     3.9424     6.2125     8.4341    10.3679    12.3153    14.2140    17.5873    21.6634    26.4325    32.4048
     70        2.9900     4.3700     6.7900     9.2100    11.4000    13.6200    15.8700    19.6600    24.1500    29.3300    35.7900
     71        3.3459     4.9007     7.4007     9.9629    12.3877    14.8595    17.5193    21.6909    26.5101    31.9634    38.6120
     72        3.7602     5.5106     8.0512    10.7227    13.3706    16.0837    19.1978    23.7330    28.8287    34.4643    41.0996
     73        4.2425     6.2171     8.7573    11.5181    14.3937    17.3551    20.9877    25.8937    31.2382    36.9954    43.4773
     74        4.8025     7.0378     9.5350    12.3776    15.5018    18.7364    22.9711    28.2803    33.8712    39.7197    45.9692
     75        5.4500     7.9900    10.4000    13.3300    16.7400    20.2900    25.2300    31.0000    36.8600    42.8000    48.8000
     76        6.3468     9.3137    11.5059    14.5226    18.3083    22.2773    28.2061    34.5762    40.7398    46.7312    52.3479
     77        7.2436    10.6375    12.6117    15.7152    19.8765    24.2646    31.1822    38.1524    44.6197    50.6625    55.8957
     78        8.1404    11.9612    13.7176    16.9078    21.4448    26.2519    34.1583    41.7286    48.4995    54.5937    59.4436
     79        9.0372    13.2850    14.8234    18.1004    23.0131    28.2392    37.1344    45.3048    52.3794    58.5250    62.9914
     80        9.9339    14.6087    15.9293    19.2930    24.5814    30.2264    40.1105    48.8810    56.2592    62.4562    66.5393

Duration/Issue                                                       Attained
     Age         11         12         13         14       Ultimate     Age
      0        0.2300     0.2600     0.2900     0.3400      0.3800       15
      1        0.1828     0.2102     0.2376     0.3472      0.3800       16
      2        0.2076     0.2286     0.2495     0.3544      0.3800       17
      3        0.2710     0.2838     0.2965     0.3616      0.3800       18
      4        0.3395     0.3447     0.3497     0.3688      0.3800       19
      5        0.3797     0.3799     0.3799     0.3728      0.3800       20
      6        0.3797     0.3799     0.3799     0.3768      0.3800       21
      7        0.3797     0.3799     0.3799     0.3776      0.3800       22
      8        0.3797     0.3799     0.3799     0.3784      0.3800       23
      9        0.3797     0.3799     0.3799     0.3792      0.3800       24
     10        0.3797     0.3800     0.3800     0.3796      0.3800       25
     11        0.3784     0.3786     0.3800     0.3800      0.3800       26
     12        0.3771     0.3773     0.3790     0.3800      0.3800       27
     13        0.3742     0.3746     0.3780     0.3800      0.3800       28
     14        0.3698     0.3704     0.3766     0.3800      0.3800       29
     15        0.3694     0.3705     0.3786     0.3800      0.3800       30
     16        0.3675     0.3690     0.3802     0.3880      0.3800       31
     17        0.3697     0.3718     0.3852     0.3960      0.3800       32
     18        0.3719     0.3746     0.3902     0.4040      0.4000       33
     19        0.3740     0.3773     0.3951     0.4120      0.4200       34
     20        0.3818     0.3800     0.4000     0.4200      0.4500       35
     21        0.3895     0.3982     0.4245     0.4493      0.4900       36
     22        0.4058     0.4211     0.4555     0.4854      0.5300       37
     23        0.4268     0.4498     0.4931     0.5290      0.5800       38
     24        0.4543     0.4857     0.5378     0.5803      0.6400       39
     25        0.4900     0.5300     0.5900     0.6400      0.7000       40
     26        0.5330     0.5823     0.6483     0.7066      0.7800       41
     27        0.5823     0.6418     0.7126     0.7797      0.8600       42
     28        0.6390     0.7090     0.7846     0.8615      0.9600       43
     29        0.7045     0.7849     0.8665     0.9542      1.0600       44
     30        0.7800     0.8700     0.9600     1.0600      1.1700       45
     31        0.8667     0.9641     1.0646     1.1777      1.3000       46
     32        0.9638     1.0666     1.1789     1.3058      1.4400       47
     33        1.0694     1.1782     1.3039     1.4462      1.6000       48
     34        1.1821     1.2991     1.4406     1.6003      1.7800       49
     35        1.3000     1.4300     1.5900     1.7700      1.9600       50
     36        1.4130     1.5625     1.7454     1.9509      2.1700       51
     37        1.5221     1.6962     1.9063     2.1418      2.3900       52
     38        1.6427     1.8438     2.0825     2.3494      2.6300       53
     39        1.7902     2.0175     2.2838     2.5799      2.8800       54
     40        1.9800     2.2300     2.5200     2.8400      3.1600       55
     41        2.2230     2.4890     2.7950     3.1277      3.4700       56
     42        2.5091     2.7863     3.1023     3.4386      3.8000       57
     43        2.8217     3.1101     3.4361     3.7758      4.1600       58
     44        3.1442     3.4486     3.7906     4.1419      4.5400       59
     45        3.4600     3.7900     4.1600     4.5400      4.9600       60
     46        3.7575     4.1214     4.5305     4.9562      5.4400       61
     47        4.0478     4.4507     4.9058     5.3887      5.9600       62
     48        4.3482     4.7973     5.3070     5.8581      6.5100       63
     49        4.6765     5.1806     5.7547     6.3850      7.1000       64
     50        5.0500     5.6200     6.2700     6.9900      7.7700       65
     51        5.4493     6.0919     6.8246     7.6398      8.5400       66
     52        5.8626     6.5834     7.4047     8.3205      9.4100       67
     53        6.3194     7.1298     8.0525     9.0823     10.3300       68
     54        6.8487     7.7669     8.8102     9.9754     11.3400       69
     55        7.4800     8.5300     9.7200    11.0500     12.5100       70
     56        8.1625     9.3608    10.7148    12.2298     13.9100       71
     57        8.8766    10.2356    11.7664    13.4815     15.5200       72
     58        9.6986    11.2420    12.9756    14.9193     17.2800       73
     59       10.7043    12.4676    14.4432    16.6574     19.2300       74
     60       11.9700    14.0000    16.2700    18.8100     21.5200       75
     61       13.4026    15.7402    18.3526    21.2710     24.3100       76
     62       14.9515    17.6297    20.6239    23.9641     27.6300       77
     63       16.7561    19.8171    23.2389    27.0487     31.3900       78
     64       18.9558    22.4510    26.3526    30.6842     35.5900       79
     65       21.6900    25.6800    30.1200    35.0300     40.3700       80
     66       25.1727    29.6730    34.6350    40.0737     45.8700       81
     67       29.3110    34.3309    39.7941    45.7090     52.1100       82
     68       33.7838    39.4003    45.4567    51.9546     59.0100       83
     69       38.2705    44.6278    51.4822    58.8287     66.5900       84
     70       42.4500    49.7600    57.7300    66.3500     75.5900       85
     71       46.1571    54.6102    63.9769    74.5069     86.3900       86
     72       49.6057    59.3474    70.3168    83.2872     98.3500       87
     73       53.0437    64.2516    77.0841    92.7080    111.0100       88
     74       56.7192    69.6024    84.6137   102.7866    123.8700       89
     75       60.8800    75.6800    93.2400   113.5400    136.6600       90
     76       66.1663    83.5643   104.7105   126.2952    149.5100       91
     77       71.4526    91.4487   116.1809   139.0505    162.6100       92
     78       76.7389    99.3330   127.6514   151.8057    176.0500       93
     79       82.0252   107.2174   139.1219   164.5609    189.9000       94
     80       87.3115   115.1017   150.5924   177.3162    204.0400       95
                                                          218.5000       96
                                                          233.5000       97
                                                          249.0400       98
                                                          265.1200       99
                                                          296.3000      100
                                                          363.2100      101
                                                          468.3200      102
                                                          613.2600      103
                                                          796.7400      104
                                                        1,000.0000      105
                                                        1,000.0000      106
                                                        1,000.0000      107
                                                        1,000.0000      108
                                                        1,000.0000      109
                                                        1,000.0000      110
                                                        1,000.0000      111
                                                        1,000.0000      112
                                                        1,000.0000      113
                                                        1,000.0000      114
                                                        1,000.0000      115
                                                        1,000.0000      116
                                                        1,000.0000      117
                                                        1,000.0000      118
                                                        1,000.0000      119

                                 Female Smoker

91 Bragg, Female Smoker

Duration/Issue
     Age         0          1          2          3          4          5          6          7          8          9          10
      0        1.5695     0.6166     0.5605     0.5045     0.4484     0.4111     0.3737     0.3363     0.3550     0.3550     0.3924
      1        1.4090     0.5360     0.4766     0.4275     0.3737     0.4070     0.3172     0.2925     0.3189     0.3344     0.3812
      2        1.1513     0.4779     0.4176     0.3833     0.3368     0.4029     0.3138     0.3114     0.3480     0.3870     0.4450
      3        0.8576     0.4371     0.3787     0.3631     0.3276     0.3988     0.3440     0.3670     0.4137     0.4777     0.5461
      4        0.5892     0.4084     0.3553     0.3583     0.3364     0.3947     0.3886     0.4333     0.4875     0.5718     0.6468
      5        0.4071     0.4004     0.3508     0.3670     0.3531     0.3907     0.4282     0.4845     0.5407     0.6343     0.7093
      6        0.4027     0.3924     0.3462     0.3757     0.3891     0.4391     0.4729     0.5275     0.5783     0.6655     0.7074
      7        0.3983     0.3982     0.3690     0.4105     0.4509     0.5138     0.5356     0.5796     0.6191     0.6888     0.7055
      8        0.3939     0.4040     0.4030     0.4545     0.5216     0.5950     0.6012     0.6302     0.6561     0.7035     0.7036
      9        0.3894     0.4098     0.4400     0.4972     0.5844     0.6630     0.6545     0.6690     0.6820     0.7046     0.7017
     10        0.3898     0.4155     0.4720     0.5286     0.6222     0.6980     0.6621     0.6698     0.6761     0.7057     0.6942
     11        0.3924     0.4537     0.5032     0.5497     0.6208     0.6903     0.6697     0.6705     0.6701     0.6866     0.6867
     12        0.3999     0.5087     0.5391     0.5674     0.6194     0.6528     0.6324     0.6315     0.6285     0.6523     0.6683
     13        0.4098     0.5671     0.5732     0.5765     0.5975     0.6005     0.5825     0.5815     0.5777     0.6120     0.6482
     14        0.4197     0.6153     0.5988     0.5813     0.5719     0.5480     0.5337     0.5333     0.5305     0.5748     0.6302
     15        0.4243     0.6400     0.5994     0.5758     0.5500     0.5100     0.5000     0.5000     0.5000     0.5500     0.6244
     16        0.4257     0.6364     0.6000     0.5659     0.5286     0.4854     0.4928     0.4940     0.5020     0.5500     0.6185
     17        0.4169     0.6136     0.5752     0.5366     0.5027     0.4644     0.4856     0.4880     0.5040     0.5500     0.6189
     18        0.4013     0.5785     0.5421     0.5025     0.4771     0.4487     0.4784     0.4820     0.5060     0.5500     0.6193
     19        0.3847     0.5383     0.5080     0.4710     0.4566     0.4444     0.4713     0.4760     0.5080     0.5500     0.6197
     20        0.3700     0.5000     0.4800     0.4500     0.4516     0.4400     0.4763     0.4700     0.5100     0.5500     0.6200
     21        0.3560     0.4578     0.4558     0.4500     0.4506     0.4504     0.4813     0.4964     0.5458     0.5902     0.6609
     22        0.3409     0.4071     0.4305     0.4500     0.4550     0.4700     0.5072     0.5352     0.5945     0.6459     0.7169
     23        0.3263     0.3565     0.4078     0.4500     0.4695     0.4964     0.5403     0.5828     0.6523     0.7125     0.7845
     24        0.3140     0.3146     0.3911     0.4500     0.4884     0.5272     0.5785     0.6356     0.7154     0.7854     0.8600
     25        0.3102     0.2900     0.3880     0.4500     0.5100     0.5600     0.6200     0.6900     0.7800     0.8600     0.9400
     26        0.3064     0.2901     0.3875     0.4592     0.5306     0.5911     0.6624     0.7428     0.8417     0.9306     1.0178
     27        0.3073     0.2901     0.3908     0.4683     0.5512     0.6222     0.7068     0.7964     0.9030     1.0003     1.0959
     28        0.3082     0.3075     0.4050     0.4841     0.5776     0.6586     0.7571     0.8556     0.9706     1.0777     1.1841
     29        0.3091     0.3346     0.4304     0.5126     0.6153     0.7061     0.8169     0.9252     1.0507     1.1714     1.2922
     30        0.3100     0.3700     0.4700     0.5600     0.6700     0.7700     0.8900     1.0100     1.1500     1.2900     1.4300
     31        0.3413     0.4142     0.5268     0.6320     0.7466     0.8563     0.9794     1.1116     1.2682     1.4294     1.5888
     32        0.3826     0.4683     0.5988     0.7244     0.8413     0.9614     1.0827     1.2268     1.4011     1.5839     1.7620
     33        0.4343     0.5313     0.6815     0.8288     0.9467     1.0762     1.1953     1.3532     1.5489     1.7597     1.9628
     34        0.4966     0.6022     0.7701     0.9368     1.0554     1.1921     1.3126     1.4884     1.7118     1.9630     2.2044
     35        0.5700     0.6800     0.8600     1.0400     1.1600     1.3000     1.4300     1.6300     1.8900     2.2000     2.5000
     36        0.6608     0.7693     0.9517     1.1333     1.2494     1.3802     1.5254     1.7551     2.0639     2.4631     2.8558
     37        0.7688     0.8706     1.0482     1.2222     1.3285     1.4385     1.6017     1.8654     2.2334     2.7482     3.2631
     38        0.8844     0.9774     1.1490     1.3146     1.4139     1.5047     1.6923     1.9950     2.4278     3.0666     3.7125
     39        0.9980     1.0827     1.2531     1.4179     1.5222     1.6086     1.8306     2.1785     2.6769     3.4301     4.1946
     40        1.1000     1.1800     1.3600     1.5400     1.6700     1.7800     2.0500     2.4500     3.0100     3.8500     4.7000
     41        1.1874     1.2654     1.4637     1.6766     1.8598     2.0310     2.3709     2.8360     3.4562     4.3517     5.2467
     42        1.2665     1.3433     1.5646     1.8227     2.0805     2.3417     2.7710     3.3136     3.9957     4.9274     5.8410
     43        1.3419     1.4195     1.6718     1.9845     2.3283     2.6939     3.2198     3.8432     4.5851     5.5394     6.4558
     44        1.4182     1.4998     1.7939     2.1682     2.5994     3.0694     3.6863     4.3852     5.1810     6.1495     7.0645
     45        1.5000     1.5900     1.9400     2.3800     2.8900     3.4500     4.1400     4.9000     5.7400     6.7200     7.6400
     46        1.5830     1.6858     2.1095     2.6243     3.2136     3.8585     4.6082     5.4142     6.2854     7.2642     8.1896
     47        1.6643     1.7835     2.2966     2.8970     3.5728     4.3070     5.1113     5.9541     6.8461     7.8075     8.7312
     48        1.7501     1.8893     2.5018     3.1914     3.9472     4.7614     5.6083     6.4799     7.3871     8.3297     9.2540
     49        1.8466     2.0094     2.7261     3.5013     4.3164     5.1871     6.0582     6.9518     7.8734     8.8106     9.7472
     50        1.9600     2.1500     2.9700     3.8200     4.6600     5.5500     6.4200     7.3300     8.2700     9.2300    10.2000
     51        2.1029     2.3258     3.2413     4.1447     4.9580     5.8103     6.6376     7.5531     8.5154     9.5403    10.5772
     52        2.2710     2.5325     3.5394     4.4798     5.2240     5.9910     6.7384     7.6478     8.6329     9.7550    10.8860
     53        2.4458     2.7483     3.8530     4.8294     5.4880     6.1514     6.8064     7.7058     8.7147     9.9454    11.1792
     54        2.6083     2.9514     4.1703     5.1981     5.7800     6.3513     6.9256     7.8193     8.8530    10.1833    11.5096
     55        2.7400     3.1200     4.4800     5.5900     6.1300     6.6500     7.1800     8.0800     9.1400    10.5400    11.9300
     56        2.8147     3.2234     4.7682     6.0041     6.5398     7.0538     7.5803     8.4867     9.5546    10.9626    12.3454
     57        2.8450     3.2763     5.0427     6.4374     6.9893     7.5231     8.0706     8.9782    10.0355    11.4035    12.7205
     58        2.8698     3.3245     5.3241     6.8918     7.4759     8.0485     8.6346     9.5562    10.6141    11.9421    13.1979
     59        2.9285     3.4138     5.6330     7.3687     7.9970     8.6206     9.2565    10.2229    11.3218    12.6578    13.9202
     60        3.0600     3.5900     5.9900     7.8700     8.5500     9.2300     9.9200    10.9800    12.1900    13.6300    15.0300
     61        3.2796     3.8639     6.3984     8.3956     9.1399     9.8891    10.6378    11.8511    13.2569    14.9126    16.6053
     62        3.5612     4.2050     6.8444     8.9444     9.7686    10.6042    11.4207    12.8350    14.5014    16.4525    18.5510
     63        3.8820     4.5970     7.3232     9.5164    10.4282    11.3566    12.2497    13.8962    15.8666    18.1691    20.7502
     64        4.2192     5.0241     7.8300    10.1116    11.1113    12.1281    13.1058    14.9997    17.2951    19.9818    23.0855
     65        4.5500     5.4700     8.3600    10.7300    11.8100    12.9000    13.9700    16.1100    18.7300    21.8100    25.4400
     66        4.8546     5.9038     8.8945    11.3492    12.4673    13.5745    14.7024    17.0704    20.0091    23.4914    27.6858
     67        5.1481     6.3361     9.4366    11.9692    13.0882    14.1638    15.3156    17.9044    21.1706    25.0797    29.9009
     68        5.4603     6.8135    10.0146    12.6236    13.7586    14.8150    16.0196    18.8472    22.4574    26.8183    32.2771
     69        5.8210     7.3826    10.6563    13.3460    14.5639    15.6747    17.0244    20.1340    24.1129    28.9506    35.0062
     70        6.2600     8.0900    11.3900    14.1700    15.5900    16.8900    18.5400    22.0000    26.3800    31.7200    38.2800
     71        6.7749     8.9229    12.2117    15.0941    16.8387    18.4608    20.5494    24.4174    29.2222    35.0770    42.0390
     72        7.3458     9.8504    13.1027    16.0959    18.2528    20.2892    22.9126    27.2293    32.4774    38.8595    46.1554
     73        7.9763    10.8914    14.0689    17.1777    19.8296    22.3751    25.6552    30.4775    36.2006    43.1415    50.7182
     74        8.6699    12.0649    15.1160    18.3416    21.5663    24.7187    28.8025    34.2038    40.4465    47.9970    55.8167
     75        9.4300    13.3900    16.2500    19.5900    23.4600    27.3200    32.3800    38.4500    45.2700    53.5000    61.5400
     76       10.3851    15.1444    17.6367    21.0886    25.8286    30.6942    37.2143    44.2000    51.7533    60.8470    69.0187
     77       11.3401    16.8989    19.0235    22.5873    28.1971    34.0683    42.0486    49.9500    58.2366    68.1939    76.4974
     78       12.2952    18.6533    20.4102    24.0859    30.5657    37.4425    46.8829    55.7001    64.7200    75.5409    83.9761
     79       13.2502    20.4078    21.7970    25.5845    32.9343    40.8166    51.7172    61.4501    71.2033    82.8879    91.4547
     80       14.2053    22.1622    23.1837    27.0831    35.3029    44.1908    56.5515    67.2001    77.6866    90.2349    98.9334

Duration/Issue                                                       Attained
     Age         11         12         13         14      Ultimate      Age
      0        0.4297     0.4858     0.5418     0.6353      0.7100       15
      1        0.4152     0.4663     0.5174     0.6026      0.7100       16
      2        0.4709     0.5098     0.5488     0.6139      0.7100       17
      3        0.5618     0.5854     0.6092     0.6489      0.7100       18
      4        0.6530     0.6624     0.6718     0.6876      0.7100       19
      5        0.7094     0.7098     0.7098     0.7100      0.7100       20
      6        0.7084     0.7098     0.7098     0.7100      0.7100       21
      7        0.7074     0.7097     0.7098     0.7100      0.7100       22
      8        0.7064     0.7096     0.7098     0.7100      0.7100       23
      9        0.7053     0.7096     0.7098     0.7100      0.7100       24
     10        0.7027     0.7095     0.7099     0.7100      0.7100       25
     11        0.6984     0.7088     0.7088     0.7100      0.7100       26
     12        0.6925     0.7080     0.7079     0.7100      0.7100       27
     13        0.6850     0.7060     0.7058     0.7100      0.7100       28
     14        0.6758     0.7027     0.7025     0.7100      0.7100       29
     15        0.6724     0.7057     0.7060     0.7100      0.7100       30
     16        0.6673     0.7074     0.7085     0.7285      0.7100       31
     17        0.6680     0.7155     0.7179     0.7502      0.7400       32
     18        0.6687     0.7236     0.7352     0.7818      0.8200       33
     19        0.6694     0.7318     0.7669     0.8295      0.9000       34
     20        0.6700     0.7400     0.8200     0.9000      1.0000       35
     21        0.7212     0.8020     0.8969     0.9951      1.1200       36
     22        0.7919     0.8842     0.9929     1.1106      1.2600       37
     23        0.8761     0.9815     1.1044     1.2434      1.4000       38
     24        0.9675     1.0885     1.2280     1.3909      1.5600       39
     25        1.0600     1.2000     1.3600     1.5500      1.7400       40
     26        1.1440     1.3075     1.4930     1.7152      1.9400       41
     27        1.2236     1.4146     1.6295     1.8884      2.1600       42
     28        1.3132     1.5338     1.7805     2.0780      2.4000       43
     29        1.4272     1.6781     1.9570     2.2924      2.6600       44
     30        1.5800     1.8600     2.1700     2.5400      2.9500       45
     31        1.7649     2.0730     2.4132     2.8136      3.2600       46
     32        1.9722     2.3087     2.6792     3.1076      3.6000       47
     33        2.2122     2.5769     2.9776     3.4328      3.9600       48
     34        2.4947     2.8874     3.3180     3.8000      4.3400       49
     35        2.8300     3.2500     3.7100     4.2200      4.7600       50
     36        3.2239     3.6691     4.1566     4.6954      5.2300       51
     37        3.6698     4.1382     4.6515     5.2189      5.7800       52
     38        4.1586     4.6506     5.1901     5.7867      6.3800       53
     39        4.6817     5.2001     5.7678     6.3950      7.0400       54
     40        5.2300     5.7800     6.3800     7.0400      7.7500       55
     41        5.8228     6.4088     7.0434     7.7354      8.4800       56
     42        6.4660     7.0908     7.7611     8.4837      9.2300       57
     43        7.1308     7.7984     8.5081     9.2643     10.0300       58
     44        7.7884     8.5040     9.2594    10.0566     10.8600       59
     45        8.4100     9.1800     9.9900    10.8400     11.7000       60
     46        8.9985     9.8330    10.7120    11.6330     12.5600       61
     47        9.5730    10.4813    11.4420    12.4493     13.4500       62
     48       10.1294    11.1151    12.1620    13.2611     14.3700       63
     49       10.6631    11.7246    12.8540    14.0406     15.3200       64
     50       11.1700    12.3000    13.5000    14.7600     16.2500       65
     51       11.6210    12.7986    14.0342    15.3235     17.1000       66
     52       12.0191    13.2271    14.4687    15.7498     17.7600       67
     53       12.4077    13.6493    14.9021    16.1822     18.1300       68
     54       12.8302    14.1290    15.4330    16.7645     18.3900       69
     55       13.3300    14.7300    16.1600    17.6400     18.8400       70
     56       13.7763    15.3190    16.9651    18.7184     19.7800       71
     57       14.1402    15.8533    17.7826    19.9040     21.4100       72
     58       14.6178    16.5331    18.7894    21.3324     23.6300       73
     59       15.4057    17.5586    20.1629    23.1392     26.3000       74
     60       16.7000    19.1300    22.0800    25.4600     29.3800       75
     61       18.6034    21.3350    24.5971    28.3007     32.8100       76
     62       20.9849    24.0403    27.5962    31.5710     36.5200       77
     63       23.6907    27.1141    30.9926    35.2618     40.4800       78
     64       26.5670    30.4246    34.7021    39.3645     44.7900       79
     65       29.4600    33.8400    38.6400    43.8700     49.5500       80
     66       32.2738    37.2582    42.6451    48.6008     54.9100       81
     67       35.1109    40.7669    46.7738    53.5628     60.9100       82
     68       38.1151    44.5195    51.2678    59.0224     67.4300       83
     69       41.4302    48.6694    56.3693    65.2460     74.5100       84
     70       45.2000    53.3700    62.3200    72.5000     83.4300       85
     71       49.3518    58.5173    68.9661    80.8844     94.8400       86
     72       53.7898    64.0090    76.1464    90.2217    107.6400       87
     73       58.6228    70.0011    84.0916   100.3617    120.9800       88
     74       63.9599    76.6495    93.0326   111.1545    133.9800       89
     75       69.9100    84.1100   103.2000   122.4500    146.0000       90
     76      177.5537    93.7991   116.7392   135.4536    157.1000       91
     77      185.1974   103.4882   130.2784   148.4572    167.8500       92
     78      192.8411   113.1774   143.8176   161.4608    178.8700       93
     79      100.4848   122.8665   157.3568   174.4644    190.7500       94
     80      108.1285   132.5556   170.8960   187.4680    204.0400       95
                                                          218.5000       96
                                                          233.5000       97
                                                          249.0400       98
                                                          265.1200       99
                                                          296.3000      100
                                                          363.2100      101
                                                          468.3200      102
                                                          613.2600      103
                                                          796.7400      104
                                                        1,000.0000      105
                                                        1,000.0000      106
                                                        1,000.0000      107
                                                        1,000.0000      108
                                                        1,000.0000      109
                                                        1,000.0000      110
                                                        1,000.0000      111
                                                        1,000.0000      112
                                                        1,000.0000      113
                                                        1,000.0000      114
                                                        1,000.0000      115
                                                        1,000.0000      116
                                                        1,000.0000      117
                                                        1,000.0000      118
                                                        1,000.0000      119

                                   SCHEDULE E

                           YRT PREMIUM RATE SCHEDULE

     CONTINENTAL ASSURANCE COMPANY - SMOKER/NONSMOKER YRT RATES PER $1,000

                           EFFECTIVE JANUARY 1, 1982

                                  CESSION FEE
                                  -----------

                            AUTOMATIC AGREEMENT  -0-

                      FACULTATIVE AGREEMENTS - $15.00/YEAR

                                  FEMALE RATES
                                  ------------

                      AGES:    0 - 10       SAME AS MALE RATES
                              11 - 15       MALE AGE 10 RATE
                              16 - UP       RATE FOR MALE 5 YEARS YOUNGER

REINSURANCE PREMIUM ADJUSTMENTS FOR CERTAIN CLASSES OF LIFE INSURANCE:

  ISSUED ON CONVERSION OF TERM INSURANCE: PREMIUMS WILL BE CONTINUED BASED ON
                                          ISSUE AGE AND POLICY DATE OF THE
                                          ORIGINAL TERM INSURANCE.

  ISSUED ON ELECTION OF GUARANTEED INSURABILITY OPTION: AN ADDITIONAL,
                                                        NON-REFUNDABLE NET
                                                        SINGLE PREMIUM WILL BE
                                                        CHARGED.

  ISSUED ABOVE AGE 30 WITHOUT MEDICAL EXAMINATION: BASIC RATES WILL BE INCREASED
                                                   AS STIPULATED IN THE
                                                   REINSURANCE AGREEMENT.

  ISSUED WITHOUT EVIDENCE OF INSURABILITY ("GUARANTEED ISSUE") - INDIVIDUAL CONSIDERATION.

  ISSUED ON CONVERSION OF GROUP INSURANCE - INDIVIDUAL CONSIDERATION.

         CONTINENTAL ASSURANCE COMPANY - AGGREGATE YRT RATES PER $1,000

                           EFFECTIVE JANUARY 1, 1982

                                  CESSION FEE
                                  -----------

                            AUTOMATIC AGREEMENT -0-

                      FACULTATIVE AGREEMENTS - $10.00/YEAR

                                  FEMALE RATES
                                  ------------

                      AGES:   0 - 10        SAME AS MALE RATES
                             11 - 15        MALE AGE 10 RATE
                             16 - UP        RATE FOR MALE 5 YEARS YOUNGER

REINSURANCE PREMIUM ADJUSTMENTS FOR CERTAIN CLASSES OF LIFE INSURANCE:

   ISSUED ON CONVERSION OF TERM INSURANCE: PREMIUMS WILL BE CONTINUED BASED ON
                                           ISSUE AGE AND POLICY DATE OF THE
                                           ORIGINAL TERM INSURANCE.

   ISSUED ON ELECTION OF GUARANTEED INSURABILITY OPTION: AN ADDITIONAL,
                                                         NON-REFUNDABLE NET
                                                         SINGLE PREMIUM WILL BE
                                                         CHARGED.

   ISSUED ABOVE AGE 30 WITHOUT MEDICAL EXAMINATION: BASIC RATES WILL BE
                                                    INCREASED AS STIPULATED II
                                                    THE REINSURANCE AGREEMENT.

   ISSUED WITHOUT EVIDENCE OF INSURABILITY ("GUARANTEED ISSUE") - INDIVIDUAL CONSIDERATION.

   ISSUED ON CONVERSION OF GROUP INSURANCE - INDIVIDUAL CONSIDERATION.

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                      STANDARD                                 MALE - AGE LAST BIRTHDAY

ISSUE                                                    POLICY YEAR                                                  ATT'D
 AGE        1         2         3         4         5         6         7         8         9        10        11+     AGE
   0      2.83      0.97      0.90      0.88      0.83      0.81      0.78      0.74      0.69      0.66      0.69      10
   1      0.95      0.90      0.88      0.83      0.81      0.78      0.74      0.69      0.66      0.69      0.74      11
   2      0.85      0.85      0.83      0.78      0.76      0.74      0.69      0.66      0.69      0.74      0.78      12
   3      0.83      0.78      0.76      0.71      0.69      0.69      0.66      0.69      0.74      0.78      0.81      13
   4      0.76      0.71      0.66      0.64      0.66      0.66      0.69      0.74      0.78      0.81      0.91      14

   5      0.64      0.64      0.62      0.64      0.66      0.69      0.74      0.78      0.81      0.90      1.07      15
   6      0.55      0.59      0.62      0.66      0.69      0.74      0.78      0.81      0.90      1.07      1.23      16
   7      0.50      0.57      0.62      0.69      0.74      0.78      0.81      0.90      1.07      1.23      1.38      17
   8      0.48      0.57      0.66      0.74      0.78      0.81      0.90      1.07      1.23      1.38      1.47      18
   9      0.50      0.62      0.74      0.78      0.81      0.90      1.07      1.23      1.38      1.47      1.57      19

  10      0.52      0.69      0.78      0.81      0.90      1.07      1.23      1.38      1.47      1.57      1.57      20
  11      0.55      0.74      0.81      0.90      1.07      1.23      1.38      1.47      1.57      1.57      1.50      21
  12      0.62      0.78      0.90      1.07      1.23      1.38      1.47      1.57      1.57      1.50      1.45      22
  13      0.71      0.88      1.07      1.23      1.38      1.47      1.57      1.57      1.50      1.45      1.42      23
  14      0.83      1.02      1.23      1.38      1.47      1.57      1.57      1.50      1.45      1.42      1.40      24

  15      0.95      1.16      1.38      1.47      1.57      1.57      1.50      1.45      1.42      1.40      1.35      25
  16      1.02      1.33      1.47      1.57      1.57      1.50      1.45      1.42      1.40      1.35      1.35      26
  17      1.04      1.42      1.54      1.57      1.50      1.45      1.42      1.40      1.35      1.35      1.40      27
  18      1.02      1.42      1.52      1.50      1.45      1.42      1.40      1.35      1.35      1.40      1.45      28
  19      0.97      1.38      1.45      1.45      1.40      1.40      1.35      1.35      1.40      1.45      1.52      29

  20      0.93      1.28      1.33      1.35      1.33      1.35      1.35      1.40      1.45      1.52      1.61      30
  21      0.83      1.19      1.19      1.23      1.26      1.33      1.40      1.45      1.52      1.61      1.71      31
  22      0.83      1.12      1.12      1.16      1.21      1.33      1.42      1.47      1.59      1.69      1.78      32
  23      0.81      1.09      1.09      1.14      1.19      1.33      1.42      1.50      1.61      1.73      1.83      33
  24      0.78      1.07      1.09      1.14      1.19      1.33      1.42      1.52      1.64      1.76      1.88      34

  25      0.74      1.02      1.09      1.14      1.21      1.33      1.42      1.54      1.69      1.80      1.95      35
  26      0.69      1.00      1.09      1.14      1.23      1.35      1.45      1.59      1.73      1.90      2.04      36
  27      0.66      1.00      1.09      1.14      1.26      1.40      1.50      1.66      1.80      2.02      2.18      37
  28      0.66      1.00      1.09      1.14      1.28      1.42      1.57      1.73      1.92      2.16      2.37      38
  29      0.66      1.00      l.09      1.14      1.28      1.45      1.66      1.83      2.07      2.30      2.59      39

  30      0.69      1.00      l.09      1.16      1.35      1.54      1.76      1.99      2.23      2.49      2.83      40
  31      0.71      1.02      1.12      1.26      1.47      1.69      1.90      2.16      2.42      2.73      3.09      41
  32      0.71      1.09      1.19      l.40      1.59      1.85      2.09      2.35      2.66      2.99      3.40      42
  33      0.74      1.16      1.31      1.52      1.76      2.04      2.30      2.61      2.94      3.30      3.73      43
  34      0.78      1.23      1.42      1.64      1.92      2.23      2.54      2.90      3.23      3.63      4.08      44

  35      0.83      1.31      1.34      1.73      2.09      2.42      2.75      3.16      3.54      3.99      4.46      45
  36      0.88      1.38      1.66      1.92      2.26      2.61      2.97      3.42      3.87      4.37      4.89      46
  37      0.95      1.47      1.76      2.07      2.40      2.78      3.18      3.68      4.20      4.77      5.37      47
  38      1.02      1.54      1.85      2.18      2.54      2.92      3.40      3.94      4.56      5.20      5.89      48
  39      1.12      1.61      1.92      2.30      2.68      3.06      3.61      4.20      4.94      5.65      6.44      49

  40      1.23      1.71      2.02      2.45      2.83      3.21      3.82      4.46      5.32      6.15      7.01      50
  4l      1.33      1.80      2.16      2.61      3.02      3.40      4.11      4.80      5.75      6.70      7.65      51
  42      1.42      1.92      2.33      2.83      3.28      3.68      4.46      5.20      6.25      7.27      8.34      52
  43      1.54      2.09      2.54      3.09      3.59      4.01      4.89      5.68      6.77      7.86      9.02      53
  44      1.69      2.28      2.80      3.40      3.94      4.39      5.37      6.22      7.31      8.50      9.74      54

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                          STANDARD                                    MALE - AGE LAST BIRTHDAY

ISSUE                                                       POLICY YEAR                                                      ATT'D
 AGE         1         2         3         4          5          6          7          8          9         10         11+    AGE
  45       1.80      2.47      3.09      3.73       4.32       4.82       5.87       6.82       7.93       9.19      10.54     55
  46       1.90      2.66      3.37      4.06       4.70       5.25       6.39       7.43       8.62       9.95      11.45     56
  47       1.97      2.85      3.66      4.39       5.08       5.68       6.91       8.07       9.38      10.81      12.42     57
  48       2.02      3.04      3.94      4.73       5.46       6.10       7.46       8.74      10.19      11.76      13.47     58
  49       2.07      3.23      4.23      5.08       5.87       6.53       8.03       9.43      11.04      12.80      14.61     59

  50       2.11      3.44      4.51      5.46       6.29       7.01       8.64      10.19      11.99      13.92      15.84     60
  51       2.18      3.68      4.82      5.84       6.75       7.53       9.31      11.02      13.04      15.13      17.22     61
  52       2.30      3.92      5.15      6.22       7.22       8.05       9.97      11.92      14.15      16.43      18.71     62
  53       2.49      4.13      5.49      6.63       7.67       8.57      10.66      12.87      15.32      17.79      20.26     63
  54       2.73      4.37      5.82      7.05       8.12       9.14      11.40      13.87      16.55      19.21      21.90     64

  55       2.97      4.66      6.20      7.53       8.67       9.83      12.23      15.01      17.91      20.78      23.70     65
  56       3.23      5.01      6.67      8.10       9.36      10.71      13.28      16.34      19.43      22.54      25.77     66
  57       3.51      5.51      7.24      8.81      10.24      11.88      14.63      17.88      21.16      24.49      28.14     67
  58       3.82      6.10      7.93      9.69      11.35      13.35      16.29      19.64      23.08      26.62      30.78     68
  59       4.16      6.79      8.72     10.66      12.63      15.03      18.17      21.59      25.20      28.95      33.65     69

  60       4.51      7.55      9.52     11.68      13.96      16.81      20.14      23.65      27.48      31.49      36.76     70
  61       4.92      8.29     10.33     12.71      15.27      18.55      22.11      25.79      29.88      34.25      40.16     71
  62       5.37      8.95     11.07     13.58      16.39      20.02      23.89      27.86      32.28      37.07      43.75     72
  63       5.87      9.55     11.66     14.27      17.24      21.16      25.36      29.69      34.53      39.85      47.33     73
  64       6.39     10.12     12.23     14.91      18.03      22.23      26.77      31.54      36.88      42.77      51.11     74

  65       7.01     10.81     12.99     15.77      19.07      23.61      28.55      33.84      39.73      46.24      55.48     75
  66       7.79     11.78     14.13     17.15      20.76      25.67      31.11      36.98      43.51      50.73      60.80     76
  67       8.74     13.11     15.79     19.24      23.82      28.74      34.75      41.30      48.59      56.62      67.40     77
  68       9.90     14.77     17.98     21.99      26.72      32.73      39.45      46.79      54.93      63.89      75.29     78
  69      11.21     16.70     20.54     25.22      30.73      37.41      44.91      53.10      62.20      72.15      84.10     79

  70      12.59     18.83     23.35     28.79      35.13      42.51      50.82      59.92      69.99      80.96      93.46     80
  71      14.01     21.07     26.29     32.49      39.64      47.76      56.90      66.90      77.90      89.87     102.98     81
  72      15.39     23.25     29.21     36.15      44.08      52.96      62.89      73.79      85.67      98.56     112.43     82
  73      16.74     25.53     32.18     39.88      48.57      58.23      68.95      80.70      93.46     107.21     121.88     83
  74      18.17     28.02     35.39     43.84      53.34      63.79      75.34      87.90     101.48     116.09     131.50     84

  75      19.74     30.66     38.85     48.09      58.38      69.63      82.01      95.38     109.77     125.23     141.41     85
  76      21.45     33.51     42.56     52.61      63.70      75.81      88.97     103.15     118.37     134.64     151.74     86
  77      23.05     36.57     46.48     57.38      69.35      82.29      96.26     111.22     127.25     144.28     161.86     87
  78      25.15     39.80     50.66     62.44      75.26      89.04     103.81     119.58     136.37     154.16     171.00     88
  79      27.63     43.00     55.37     67.87      81.45      96.04     111.61     128.31     145.31     163.30     180.14     89

  80      30.71     48.15     60.46     73.57      87.88     103.27     119.76     136.87     153.52     172.03     191.42     90
  81      33.83     52.57     65.54     79.38      94.50     110.82     127.75     144.60     161.73     182.81     206.96     91
  82      36.94     56.99     70.71     85.36     101.41     118.20     134.97     152.33     171.85     197.64     227.76     92
  83      40.05     61.49     76.04     91.59     108.17     124.88     142.18     161.87     185.80     217.51     253.17     93
  84      43.21     66.12     81.59     97.70     114.28     131.56     151.09     175.00     204.48     241.78     282.43     94

  85      47.73     72.88     89.39    106.00     123.64     143.60     167.83     197.93     233.60     277.21     315.59     95
  86      52.48     79.67     96.79    114.46     134.66     159.10     189.23     225.35     266.90     317.24     352.64     96
  87      55.98     84.17    101.96    121.63     145.59     175.09     210.34     251.40     298.24     354.49     393.56     97
  88      59.14     88.67    108.35    131.50     160.22     194.63     234.65     280.91     333.25     395.62     438.38     98
  89      62.30     94.22    117.14    144.72     178.10     217.12     262.20     313.89     371.92     440.67     490.61     99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                    SUBSTANDARD - PER TABLE            MALE - AGE LAST BIRTHDAY

ISSUE                                        POLICY YEAR                                      ATT'D
 AGE      1      2       3       4       5       6       7       8       9       10      11+   AGE
   0    0.64    0.22    0.20    0.20    0.19    0.18    0.18    0.17    0.15    0.15    0.15    10
   1    0.21    0.20    0.20    0.19    0.18    0.18    0.17    0.15    0.15    0.15    0.17    11
   2    0.19    0.19    0.19    0.18    0.17    0.17    0.15    0.15    0.15    0.17    0.18    12
   3    0.19    0.18    0.17    0.16    0.15    0.15    0.15    0.15    0.17    0.18    0.18    13
   4    0.17    0.16    0.15    0.14    0.15    0.15    0.15    0.17    0.18    0.18    0.20    14

   5    0.14    0.14    0.14    0.14    0.15    0.15    0.17    0.18    0.18    0.20    0.24    15
   6    0.12    0.13    0.14    0.13    0.15    0.17    0.18    0.18    0.20    0.24    0.28    16
   7    0.11    0.13    0.14    0.15    0.17    0.18    0.18    0.20    0.24    0.28    0.31    17
   8    0.11    0.13    0.15    0.17    0.18    0.18    0.20    0.24    0.28    0.31    0.33    18
   9    0.11    0.14    0.17    0.18    0.18    0.20    0.24    0.28    0.31    0.33    0.35    19

  10    0.12    0.15    0.18    0.18    0.20    0.24    0.28    0.31    0.33    0.35    0.35    20
  11    0.12    0.17    0.18    0.20    0.24    0.28    0.31    0.33    0.35    0.35    0.34    21
  12    0.14    0.18    0.20    0.24    0.28    0.31    0.33    0.35    0.35    0.34    0.33    22
  13    0.16    0.20    0.24    0.28    0.31    0.33    0.35    0.35    0.34    0.33    0.32    23
  14    0.19    0.23    0.28    0.31    0.33    0.35    0.35    0.34    0.33    0.32    0.32    24

  15    0.21    0.26    0.31    0.33    0.35    0.35    0.34    0.33    0.32    0.32    0.30    25
  16    0.23    0.30    0.33    0.35    0.35    0.34    0.33    0.32    0.32    0.30    0.30    26
  17    0.24    0.32    0.35    0.35    0.34    0.33    0.32    0.32    0.30    0.30    0.32    27
  18    0.23    0.32    0.34    0.34    0.33    0.32    0.32    0.30    0.30    0.32    0.33    28
  19    0.22    0.31    0.33    0.33    0.32    0.32    0.30    0.30    0.32    0.33    0.34    29

  20    0.21    0.29    0.30    0.30    0.30    0.30    0.30    0.32    0.33    0.34    0.36    30
  21    0.20    0.27    0.27    0.28    0.28    0.30    0.32    0.33    0.34    0.36    0.38    31
  22    0.19    0.25    0.25    0.26    0.27    0.30    0.32    0.33    0.36    0.38    0.40    32
  23    0.18    0.25    0.25    0.26    0.27    0.30    0.32    0.34    0.36    0.39    0.41    33
  24    0.18    0.24    0.25    0.26    0.27    0.30    0.32    0.34    0.37    0.40    0.42    34

  25    0.17    0.23    0.25    0.26    0.27    0.30    0.32    0.35    0.38    0.41    0.44    35
  26    0.15    0.22    0.25    0.26    0.28    0.30    0.33    0.36    0.39    0.43    0.46    36
  27    0.15    0.22    0.25    0.26    0.28    0.32    0.34    0.37    0.41    0.45    0.49    37
  28    0.15    0.22    0.25    0.26    0.29    0.32    0.35    0.39    0.43    0.49    0.53    38
  29    0.15    0.22    0.25    0.26    0.29    0.33    0.37    0.41    0.46    0.52    0.58    39

  30    0.15    0.22    0.25    0.26    0.30    0.35    0.40    0.45    0.50    0.56    0.64    40
  31    0.16    0.23    0.25    0.28    0.33    0.38    0.43    0.49    0.55    0.61    0.69    41
  32    0.16    0.25    0.27    0.32    0.36    0.42    0.47    0.53    0.60    0.67    0.76    42
  33    0.17    0.26    0.29    0.34    0.40    0.46    0.52    0.59    0.66    0.74    0.84    43
  34    0.18    0.28    0.32    0.37    0.43    0.50    0.57    0.65    0.73    0.82    0.92    44

  35    0.19    0.29    0.35    0.40    0.47    0.55    0.62    0.71    0.80    0.90    1.00    45
  36    0.20    0.31    0.37    0.43    0.51    0.59    0.67    0.77    0.87    0.98    1.10    46
  37    0.21    0.33    0.40    0.46    0.54    0.63    0.72    0.83    0.95    1.07    1.21    47
  38    0.23    0.35    0.42    0.49    0.57    0.66    0.76    0.89    1.03    1.17    1.33    48
  39    0.25    0.36    0.43    0.52    0.60    0.69    0.81    0.95    1.11    1.27    1.45    49

  40    0.28    0.38    0.45    0.55    0.64    0.72    0.86    1.00    1.20    1.38    1.58    50
  41    0.30    0.41    0.49    0.59    0.68    0.76    0.92    1.08    1.29    1.51    1.72    51
  42    0.32    0.43    0.52    0.64    0.74    0.83    1.00    1.17    1.41    1.64    1.88    52
  43    0.35    0.47    0.57    0.69    0.81    0.90    1.10    1.28    1.52    1.77    2.03    53
  44    0.38    0.51    0.63    0.76    0.89    0.99    1.21    1.40    1.65    1.91    2.19    54

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                 SUBSTANDARD - PER TABLE                MALE - AGE LAST BIRTHDAY

ISSUE                                       POLICY YEAR                                        ATT'D
 AGE       1       2       3       4       5       6       7       8       9       10     11+   AGE
  45      0.41    0.56    0.69    0.84    0.97    1.08    1.32    1.53    1.78    2.07    2.37   55
  46      0.43    0.60    0.76    0.91    1.06    1.18    1.44    1.67    1.94    2.24    2.58   56
  47      0.44    0.64    0.82    0.99    1.14    1.28    1.56    1.82    2.11    2.43    2.79   57
  48      0.45    0.68    0.89    1.06    1.23    1.37    1.68    1.97    2.29    2.65    3.03   58
  49      0.46    0.73    0.95    1.14    1.32    1.47    1.81    2.12    2.48    2.88    3.29   59

  50      0.43    0.77    1.02    1.23    1.42    1.58    1.95    2.29    2.70    3.13    3.56   60
  51      0.49    0.83    1.08    1.31    1.52    1.69    2.09    2.48    2.93    3.40    3.87   61
  52      0.52    0.88    1.16    1.40    1.62    1.81    2.24    2.68    3.18    3.70    4.21   62
  53      0.56    0.93    1.23    1.49    1.73    1.93    2.40    2.90    3.45    4.00    4.56   63
  54      0.61    0.98    1.31    1.59    1.83    2.06    2.57    3.12    3.72    4.32    4.93   64

  55      0.67    1.05    1.39    1.69    1.95    2.21    2.75    3.38    4.03    4.68    5.33   65
  56      0.73    1.13    1.50    1.82    2.11    2.41    2.99    3.68    4.37    5.07    5.80   66
  57      0.79    1.24    1.63    1.98    2.30    2.67    3.29    4.02    4.76    5.51    6.33   67
  58      0.86    1.37    1.78    2.18    2.55    3.00    3.67    4.42    5.19    5.99    6.93   68
  59      0.94    1.53    1.96    2.40    2.84    3.38    4.09    4.86    5.67    6.51    7.57   69

  60      1.02    1.70    2.14    2.63    3.14    3.78    4.53    5.32    6.18    7.09    8.27   70
  61      1.11    1.86    2.32    2.86    3.44    4.17    4.98    5.80    6.72    7.71    9.04   71
  62      1.21    2.01    2.49    3.06    3.69    4.50    5.38    6.27    7.26    8.34    9.84   72
  63      1.32    2.15    2.62    3.21    3.88    4.76    5.71    6.68    7.77    8.97   10.65   73
  64      1.44    2.28    2.75    3.36    4.06    5.00    6.02    7.10    8.30    9.62   11.50   74

  65      1.58    2.43    2.92    3.55    4.29    5.31    6.42    7.61    8.94   10.40   12.48   75
  66      1.75    2.65    3.18    3.86    4.67    5.78    7.00    8.32    9.79   11.41   13.68   76
  67      1.97    2.95    3.55    4.33    5.25    6.47    7.82    9.29   10.93   12.74   15.17   77
  68      2.23    3.32    4.05    4.95    6.01    7.36    8.88   10.53   12.36   14.37   16.94   78
  69      2.52    3.76    4.62    5.68    6.91    8.42   10.11   11.95   14.00   16.23   18.92   79

  70      2.83    4.24    5.25    6.48    7.90    9.57   11.44   13.48   15.75   18.22   21.03   80
  71      3.15    4.74    5.92    7.31    8.92   10.75   12.80   15.03   17.53   20.22   23.17   81
  72      3.46    5.23    6.57    8.13    9.92   11.92   14.15   16.60   19.27   22.18   25.30   82
  73      3.77    5.74    7.24    8.97   10.93   13.10   15.51   18.16   21.03   24.12   27.42   83
  74      4.09    6.31    7.96    9.86   12.00   14.35   16.95   19.78   22.83   26.12   29.59   84

  75      4.44    6.90    8.74   10.82   13.13   15.67   18.45   21.46   24.70   28.18   31.82   85
  76      4.83    7.54    9.58   11.84   14.33   17.06   20.02   23.21   26.63   30.29   34.14   86
  77      5.23    8.23   10.46   12.91   15.60   18.52   21.66   25.02   28.63   32.46   36.42   87
  78      5.66    8.96   11.40   14.05   16.93   20.03   23.36   26.91   30.68   34.69   38.48   88
  79      6.22    9.83   12.46   15.27   18.33   21.61   25.11   28.87   32.69   36.74   40.53   89

  80      6.91   10.83   13.60   16.55   19.77   23.24   26.95   30.79   34.54   38.71   43.07   90
  81      7.61   11.83   14.75   17.86   21.26   24.93   28.74   32.53   36.39   41.13   46.57   91
  82      8.31   12.82   15.91   19.21   22.82   26.60   30.37   34.27   38.67   44.47   51.25   92
  83      9.01   13.84   17.11   20.61   24.34   28.10   31.99   36.42   41.80   48.94   56.96   93
  84      9.72   14.88   18.36   21.98   25.71   29.60   33.99   39.38   46.01   54.40   63.55   94

  85     10.74   16.40   20.11   23.85   27.82   32.31   37.76   44.53   52.56   62.37   71.01   95
  86     11.81   17.92   21.78   25.75   30.30   35.80   42.58   50.70   60.05   71.38   79.34   96
  87     12.59   18.94   22.94   27.37   32.76   39.40   47.33   56.56   67.10   79.76   88.55   97
  88     13.31   19.95   24.38   29.59   36.05   43.79   52.80   63.20   74.98   89.01   98.63   98
  89     14.02   21.20   26.36   32.56   40.07   48.85   58.99   70.62   83.68   99.15  110.39   99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                    STANDARD                                           MALE - AGE LAST BIRTHDAY

ISSUE                                                  POLICY YEAR                                                            ATT'D
 AGE     1      2      3      4     5       6      7       8       9      10      11      12      13      14      15     16+   AGE
 20    1.33   1.40   1.46   1.49   1.50    1.46   1.44    1.44    1.46    1.48    1.51    1.58    1.66    1.83    2.00   2.18   35
 21    1.27   1.34   1.43   1.44   1.44    1.42   1.41    1.43    1.46    1.50    1.55    1.65    1.78    1.97    2.15   2.35   36
 22    1.22   1.29   1.40   1.41   1.40    1.40   1.41    1.44    1.49    1.54    1.64    1.75    1.92    2.13    2.34   2.58   37
 23    1.19   1.25   1.39   1.39   1.39    1.40   1.43    1.47    1.54    1.62    1.73    1.87    2.08    2.33    2.57   2.84   38
 24    1.18   1.24   1.38   1.39   1.39    1.42   1.45    1.52    1.61    1.72    1.83    2.02    2.27    2.55    2.83   3.16   39

 25    1.17   1.24   1.36   1.38   1.41    1.44   1.51    1.61    1.71    1.82    1.97    2.21    2.49    2.80    3.12   3.53   40
 26    1.18   1.25   1.36   1.39   1.44    1.50   1.61    1.71    1.82    1.97    2.16    2.42    2.73    3.05    3.43   3.93   41
 27    1.21   1.29   1.37   1.43   1.50    1.60   1.71    1.82    1.95    2.15    2.37    2.66    2.99    3.33    3.78   4.37   42
 28    1.25   1.34   1.41   1.50   1.60    1.70   1.80    1.95    2.14    2.35    2.63    2.93    3.29    3.65    4.16   4.86   43
 29    1.28   1.39   1.49   1.60   1.70    1.80   1.92    2.12    2.35    2.60    2.92    3.25    3.62    4.04    4.62   5.41   44

 30    1.31   1.44   1.59   1.67   1.80    1.92   2.08    2.33    2.59    2.90    3.24    3.60    4.01    4.54    5.14   5.98   45
 31    1.34   1.48   1.66   1.79   1.91    2.08   2.27    2.56    2.88    3.22    3.58    3.99    4.51    5.06    5.73   6.56   46
 32    1.37   1.54   1.73   1.90   2.05    2.26   2.49    2.83    3.20    3.57    3.97    4.49    5.02    5.59    6.39   7.23   47
 33    1.40   1.60   1.83   2.03   2.22    2.46   2.74    3.13    3.55    3.95    4.47    4.99    5.49    6.22    7.09   8.01   48
 34    1.45   1.68   1.95   2.19   2.41    2.71   3.03    3.46    3.94    4.44    4.95    5.41    5.97    6.88    7.85   8.98   49

 35    1.50   1.78   2.10   2.38   2.64    3.00   3.37    3.84    4.37    4.93    5.36    5.88    6.66    7.56    8.64   9.96   50
 36    1.57   1.90   2.27   2.60   2.89    3.33   3.75    4.26    4.84    5.34    5.83    6.58    7.46    8.25    9.46  10.81   51
 37    1.65   2.03   2.45   2.87   3.18    3.70   4.16    4.72    5.29    5.81    6.51    7.38    8.13    8.97   10.33  11.68   52
 38    1.73   2.17   2.66   3.15   3.49    4.10   4.60    5.20    5.75    6.45    7.29    8.02    8.72    9.75   11.26  12.62   53
 39    1.83   2.34   2.89   3.45   3.83    4.51   5.06    5.72    6.39    7.20    7.91    8.60    9.41   10.61   12.26  13.77   54

 40    1.94   2.52   3.14   3.75   4.19    4.93   5.54    6.26    7.05    7.81    8.51    9.30   10.29   11.57   13.33  15.18   55
 41    2.06   2.71   3.41   4.08   4.58    5.36   6.02    6.81    7.64    8.44    9.25   10.15   11.24   12.60   14.47  16.76   56
 42    2.19   2.91   3.69   4.43   4.99    5.81   6.52    7.39    8.25    9.17   10.05   11.05   12.25   13.72   15.68  18.42   57
 43    2.33   3.13   4.00   4.79   5.42    6.28   7.08    8.02    8.90    9.88   10.87   12.02   13.33   14.92   16.97  20.06   58
 44    2.47   3.37   4.32   5.17   5.88    6.80   7.70    8.72    9.63   10.68   11.77   13.05   14.48   16.22   18.39  21.52   59

 45    2.61   3.62   4.67   5.58   6.34    7.37   8.42    9.50   10.46   11.61   12.82   14.15   15.71   17.61   19.92  22.90   60
 46    2.75   3.90   5.03   6.00   6.82    8.00   9.24   10.39   11.40   12.66   13.97   15.30   17.01   19.08   21.54  24.37   61
 47    2.91   4.19   5.42   6.45   7.32    8.68  10.14   11.34   12.42   13.80   15.14   16.52   18.39   20.65   23.26  25.98   62
 48    3.06   4.48   5.82   6.91   7.84    9.37  11.06   12.32   13.47   14.98   16.33   17.80   19.85   22.34   25.15  27.78   63
 49    3.21   4.77   6.22   7.39   8.36   10.06  11.95   13.27   14.50   16.14   17.46   19.15   21.41   24.18   27.27  30.30   64

 50    3.35   5.05   6.62   7.86   8.86   10.70  12.78   14.16   15.46   17.26   18.61   20.54   23.07   26.16   29.63  33.44   65
 51    3.49   5.28   6.99   8.31   9.33   11.27  13.54   14.99   16.35   18.33   19.81   21.98   24.79   28.25   32.19  36.62   66
 52    3.61   5.51   7.37   8.76   9.78   11.82  14.27   15.79   17.22   19.40   21.02   23.48   26.59   30.48   34.95  40.05   67
 53    3.76   5.77   7.79   9.29  10.31   12.40  15.02   16.61   18.11   20.50   22.31   25.08   28.55   32.91   37.97  43.56   68
 54    3.97   6.03   8.29   9.93  10.99   13.10  15.81   17.68   19.08   21.66   23.72   26.83   30.72   35.58   41.31  47.06   69

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                      STANDARD                                         MALE - AGE LAST BIRTHDAY

ISSUE                                                    POLICY YEAR                                                          ATT'D
 AGE    1      2     3      4      5       6       7       8       9      10      11      12      13      14      15      16+  AGE
55    4.25   6.46   8.90  10.74  11.86   13.96   16.67   18.40   20.11   22.87   25.25   28.72   33.12   38.52   44.98   51.02  70
56    4.56   6.90   9.61  11.72  12.93   14.93   17.56   19.35   21.17   24.08   26.85   30.70   35.71   41.70   48.95   55.64  71
57    4.92   7.38  10.40  12.82  14.15   16.01   18.48   20.33   22.28   25.32   28.55   32.81   38.50   45.10   53.22   60.70  72
58    5.34   7.95  11.26  14.00  15.45   17.16   19.49   21.40   23.52   26.73   30.42   35.12   41.52   48.79   57.83   66.35  73
59    5.83   8.60  12.20  15.21  16.76   18.36   20.59   22.63   24.97   28.41   32.54   37.72   44.80   52.81   62.81   72.95  74

60    6.37   9.36  13.20  16.42  18.02   19.53   21.73   23.95   26.59   30.35   34.85   40.53   48.24   57.07   68.09   79.69  75
61    6.97  10.21  14.29  17.63  19.22   20.61   22.81   25.23   28.23   32.41   37.20   43.41   51.70   61.43   73.52   86.33  76
62    7.62  11.15  15.45  18.87  20.42   22.05   23.94   26.60   30.03   34.69   39.75   46.51   55.34   66.05   79.26   93.53  77
63    8.38  12.19  16.67  20.18  21.83   23.66   25.38   28.37   32.26   37.44   42.81   50.16   59.58   71.30   85.68  101.21  78
64    9.29  13.33  17.95  21.57  23.40   25.08   27.40   30.80   35.19   40.92   46.72   54.71   64.80   77.54   93.12  110.23  79

65   10.41  14.56  19.26  23.06  24.89   26.92   30.22   34.16   39.09   45.38   51.79   60.49   71.36   85.14  101.98  120.56  80
66   11.76  15.90  20.61  24.62  26.59   29.88   33.88   38.47   43.98   50.88   58.08   67.55   79.31   94.17  112.31  131.53  81
67   13.26  17.34  22.02  26.26  29.28   33.51   38.11   43.47   49.58   57.14   65.23   75.54   88.26  104.23  123.70  142.72  82
68   14.84  18.87  23.51  28.02  32.33   37.11   42.60   48.78   55.55   63.75   72.80   83.96   97.68  114.75  135.59  154.40  83
69   16.37  20.50  25.11  29.92  35.07   40.72   47.03   54.05   61.51   70.35   80.32   92.31  107.07  125.18  147.38  166.80  84

70   17.31  22.24  26.84  32.00  37.96   44.19   51.20   59.08   67.29   76.72   87.53  100.29  116.08  135.12  158.65  179.36  85
71   19.17  24.10  28.69  34.27  41.03   47.59   55.20   63.98   72.98   82.97   94.57  108.02  124.83  144.65  169.42  192.47  86
72   20.50  26.07  30.66  36.67  44.28   51.01   59.18   68.88   78.73   89.25  101.62  115.75  133.58  154.12  180.12  205.30  87
73   21.85  28.10  32.73  39.20  47.63   54.50   63.22   73.85   84.56   95.62  108.77  123.63  142.55  163.88  191.22  216.90  88
74   23.26  30.14  34.87  41.82  51.03   58.10   67.39   78.92   90.49  102.16  116.12  131.80  151.95  174.27  203.17  228.50  89

75   24.74  32.18  37.09  44.50  54.44   61.85   71.73   84.13   96.53  108.87  123.70  140.36  161.83  185.46  216.20  242.81  90
76   26.27  34.23  39.38  47.26  57.90   65.71   76.22   89.45  102.67  115.74  131.49  149.25  172.18  197.34  230.16  262.51  91
77   27.86  36.31  41.75  50.11  61.42   69.68   80.83   94.88  108.90  122.76  139.46  158.42  182.91  209.80  244.89  288.90  92
78   29.49  38.41  44.21  53.06  64.99   73.76   85.57  100.40  115.23  129.91  147.60  167.87  194.02  222.82  260.40  321.13  93
79   31.79  41.27  47.53  56.72  69.60   78.75   9l.21  106.92  122.05  136.99  155.89  178.70  208.82  241.95  283.67  358.24  94

80   34.77  45.02  51.57  61.37  75.19   84.68   97.87  114.05  128.94  144.32  165.65  193.20  229.82  268.94  316.45  400.30  95
81   37.93  48.85  55.80  66.30  80.85   90.86  104.40  120.50  135.84  153.36  179.O9  212.62  255.46  300.02  353.60  447.29  96
82   41.16  52.85  60.28  71.29  86.76   96.92  110.30  126.94  144.35  165.80  197.09  236.34  284.98  335.24  395.11  499.19  97
83   44.53  57.09  64.82  76.50  92.54  102.39  116.19  134.89  156.06  182.47  219.08  263.66  318.44  374.60  440.96  556.04  98
84   48.10  61.39  69.55  81.59  97.77  107.87  123.47  145.84  171.75  202.83  244.40  294.61  355.82  418.07  491.17  622.29  99

                     *** CONTINENTAL  ASSURANCE C0MPANY ***
                       SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                             SUBSTANDARD - PER TABLE                          MALE - AGE LAST BIRTHDAY

ISSUE                                                   POLICY YEAR                                                  ATT'D
 AGE     1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+  AGE
  20   0.30   0.32   0.33   0.34   0.34   0.33   0.32   0.32   0.33   0.33   0.34   0.35   0.37   0.41   0.45   0.49   35
  21   0.29   0.30   0.32   0.32   0.32   0.32   0.32   0.32   0.33   0.34   0.35   0.37   0.40   0.44   0.48   0.53   36
  22   0.28   0.29   0.32   0.32   0.32   0.31   0.32   0.32   0.34   0.35   0.37   0.39   0.43   0.48   0.53   0.58   37
  23   0.27   0.28   0.31   0.31   0.31   0.31   0.32   0.33   0.35   0.37   0.39   0.42   0.47   0.52   0.58   0.64   38
  24   0.26   0.28   0.31   0.31   0.31   0.32   0.33   0.34   0.36   0.39   0.41   0.46   0.51   0.57   0.64   0.71   39

  25   0.26   0.28   0.31   0.31   0.32   0.32   0.34   0.36   0.38   0.41   0.44   0.50   0.56   0.63   0.70   0.79   40
  26   0.27   0.28   0.30   0.31   0.32   0.34   0.36   0.38   0.41   0.44   0.49   0.54   0.61   0.69   0.77   0.88   41
  27   0.27   0.29   0.31   0.32   0.34   0.36   0.38   0.41   0.44   0.48   0.53   0.60   0.67   0.75   0.85   0.98   42
  28   0.28   0.30   0.32   0.34   0.36   0.38   0.41   0.44   0.48   0.53   0.59   0.66   0.74   0.82   0.94   1.09   43
  29   0.29   0.31   0.34   0.36   0.38   0.41   0.43   0.48   0.53   0.59   0.66   0.73   0.82   0.91   1.04   1.22   44

  30   0.29   0.32   0.36   0.33   0.40   0.43   0.47   0.52   0.58   0.65   0.73   0.81   0.90   1.02   1.16   1.35   45
  31   0.30   0.33   0.37   0.40   0.43   0.47   0.51   0.58   0.65   0.73   0.81   0.90   1.02   1.14   1.29   1.48   46
  32   0.31   0.35   0.39   0.43   0.46   0.51   0.56   0.64   0.72   0.80   0.89   1.01   1.13   1.26   1.44   1.63   47
  33   0.32   0.36   0.41   0.46   0.50   0.55   0.62   0.70   0.80   0.89   1.00   1.12   1.24   1.40   1.60   1.80   48
  34   0.33   0.38   0.44   0.49   0.54   0.61   0.68   0.78   0.89   1.00   1.11   1.22   1.34   1.55   1.77   2.02   49

  35   0.34   0.40   0.47   0.54   0.59   0.67   0.76   0.86   0.98   1.11   1.21   1.32   1.50   1.70   1.94   2.24   50
  36   0.35   0.43   0.51   0.59   0.65   0.75   0.84   0.96   1.09   1.20   1.31   1.48   1.68   1.86   2.13   2.43   51
  37   0.37   0.46   0.55   0.64   0.72   0.83   0.94   1.06   1.19   1.31   1.47   1.66   1.83   2.02   2.32   2.63   52
  38   0.39   0.49   0.60   0.71   0.79   0.92   1.03   1.17   1.29   1.45   1.64   1.80   1.96   2.19   2.53   2.84   53
  39   0.41   0.53   0.65   0.78   0.86   1.02   1.14   1.29   1.44   1.62   1.78   1.94   2.12   2.39   2.76   3.10   54

  40   0.44   0.57   0.71   0.84   0.94   1.11   1.25   1.41   1.59   1.76   1.92   2.09   2.32   2.60   3.00   3.42   55
  41   0.46   0.61   0.77   0.92   1.03   1.21   1.35   1.53   1.72   1.90   2.08   2.28   2.53   2.84   3.26   3.77   56
  42   0.49   0.66   0.83   1.00   1.12   1.31   1.47   1.66   1.86   2.06   2.26   2.49   2.76   3.09   3.53   4.14   57
  43   0.52   0.70   0.90   1.00   1.22   1.41   1.59   1.80   2.00   2.22   2.45   2.70   3.00   3.36   3.82   4.51   58
  44   0.56   0.76   0.97   1.16   1.32   1.53   1.73   1.96   2.17   2.40   2.65   2.94   3.26   3.65   4.14   4.84   59

  45   0.59   0.82   1.05   1.26   1.43   1.66   1.89   2.14   2.35   2.61   2.88   3.18   3.54   3.96   4.48   5.15   60
  46   0.62   0.88   1.13   1.35   1.53   1.88   2.08   2.34   2.57   2.85   3.14   3.44   3.83   4.29   4.85   5.48   61
  47   0.65   0.94   1.22   1.45   1.65   1.95   2.28   2.55   2.80   3.10   3.41   3.72   4.14   4.65   5.23   5.85   62
  48   0.69   1.01   1.31   1.56   1.76   2.11   2.49   2.77   3.03   3.37   3.67   4.01   4.47   5.03   5.66   6.25   63
  49   0.72   1.07   1.40   1.66   1.88   2.26   2.69   2.99   3.26   3.63   3.93   4.31   4.82   5.44   6.14   6.82   64

  50   0.75   1.14   1.49   1.77   1.99   2.41   2.88   3.19   3.48   3.88   4.19   4.62   5.19   5.89   6.67   7.52   65
  51   0.78   1.19   1.57   1.87   2.10   2.54   3.05   3.37   3.68   4.13   4.46   4.95   5.58   6.36   7.24   8.24   66
  52   0.81   1.24   1.66   1.97   2.20   2.66   3.21   3.55   3.87   4.37   4.73   5.28   5.98   6.86   7.86   9.01   67
  53   0.85   1.30   1.75   2.09   2.32   2.79   3.38   3.74   4.08   4.61   5.02   5.64   6.42   7.40   8.54   9.80   68
  54   0.89   1.37   1.87   2.23   2.47   2.95   3.56   3.93   4.29   4.87   5.34   6.04   6.91   8.01   9.30  10.59   69

                     *** CONTINENTAL  ASSURANCE C0MPANY ***
                         SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                             SUBSTANDARD - PER TABLE                            MALE - AGE LAST BIRTHDAY

ISSUE                                                  POLICY YEAR                                                     ATT'D
 AGE     1      2      3      4      5      6      7      8      9     10     11     12     13     14      15     16+   AGE
  55   0.96   1.45   2.00   2.42   2.67   3.14   3.75   4.14   4.52   5.15   5.68   6.46   7.45   8.67   10.12   11.48   70
  56   1.03   1.55   2.16   2.64   2.91   3.36   3.95   4.35   4.76   5.42   6.04   6.91   8.03   9.38   11.01   12.52   71
  57   1.11   1.66   2.34   2.89   3.18   3.60   4.16   4.57   5.01   5.70   6.42   7.38   8.66  10.15   11.97   13.66   72
  58   1.20   1.79   2.53   3.15   3.48   3.86   4.38   4.82   5.29   6.01   6.84   7.90   9.34  10.98   13.01   14.93   73
  59   1.31   1.94   2.74   3.42   3.77   4.13   4.63   5.09   5.62   6.39   7.32   8.49  10.08  11.88   14.13   16.41   74

  60   1.43   2.11   2.97   3.69   4.05   4.39   4.89   5.39   5.98   6.83   7.84   9.12  10.85  12.84   15.32   17.93   75
  61   1.57   2.30   3.21   3.97   4.32   4.64   5.13   5.68   6.35   7.29   8.37   9.77  11.63  13.82   16.54   19.42   76
  62   1.71   2.51   3.48   4.25   4.59   4.96   5.39   5.99   6.76   7.81   8.94  10.46  12.45  14.86   17.83   21.04   77
  63   1.89   2.74   3.75   4.54   4.91   5.32   5.71   6.38   7.26   8.42   9.63  11.29  13.41  16.04   19.28   22.77   78
  64   2.09   3.00   4.04   4.85   5.27   5.64   6.16   6.93   7.92   9.21  10.51  12.31  14.58  17.45   20.95   24.80   79

  65   2.34   3.28   4.33   5.19   5.60   6.06   6.80   7.69   8.79  10.21  11.65  13.61  16.06  19.16   22.94   27.13   80
  66   2.65   3.58   4.64   5.54   5.98   6.72   7.62   8.66   9.89  11.45  13.07  15.20  17.84  21.19   25.27   29.59   81
  67   2.98   3.90   4.95   5.91   6.59   7.54   8.58   9.78  11.16  12.86  14.68  17.00  19.86  23.45   27.83   32.11   82
  68   3.34   4.25   5.29   6.30   7.27   8.35   9.59  10.98  12.50  14.34  16.38  18.89  21.98  25.82   30.51   34.74   83
  69   3.69   4.61   5.65   6.73   7.89   9.16  10.58  12.16  13.84  15.83  18.07  20.77  24.09  28.17   33.16   37.53   84

  70   4.01   5.00   6.04   7.20   8.54   9.94  11.52  13.29  15.14  17.26  19.70  22.57  26.12  30.40   35.70   40.36   85
  71   4.31   5.42   6.46   7.71   9.23  10.71  12.42  14.40  16.42  18.67  21.28  24.31  28.09  32.55   38.12   43.31   86
  72   4.61   5.87   6.90   8.25   9.96  11.48  13.32  15.50  17.72  20.08  22.86  26.04  30.06  34.68   40.53   46.19   87
  73   4.92   6.32   7.36   8.82  10.72  12.26  14.22  16.62  19.03  21.52  24.47  27.82  32.07  36.87   43.02   48.80   88
  74   5.23   6.78   7.85   9.41  11.48  13.07  15.16  17.76  20.36  22.98  26.13  29.66  34.18  39.21   45.71   51.41   89

  75   5.57   7.24   8.34  10.01  12.25  13.92  16.14  18.93  21.72  24.49  27.83  31.58  36.41  41.73   48.65   54.63   90
  76   5.91   7.70   8.86  10.63  13.03  14.78  17.15  20.13  23.10  26.04  29.59  33.58  38.74  44.40   51.79   59.06   91
  77   6.27   8.17   9.39  11.28  13.82  15.68  18.19  21.35  24.50  27.62  31.38  35.64  41.15  47.20   55.10   65.00   92
  78   6.64   8.64   9.95  11.94  14.62  16.60  19.25  22.59  25.93  29.23  33.21  37.77  43.65  50.14   58.59   72.25   93
  79   7.15   9.29  10.69  12.76  15.66  17.72  20.52  24.06  27.46  30.82  35.07  40.21  46.99  54.44   63.83   80.60   94

  80   7.82  10.13  11.60  13.81  16.92  19.05  22.02  25.66  29.01  32.47  37.27  43.47  51.71  60.51   71.20   90.07   95
  81   8.53  10.99  12.55  14.92  18.19  20.44  23.49  27.11  30.56  34.51  40.30  47.84  57.48  67.50   79.56  100.64   96
  82   9.26  11.89  13.56  16.04  19.52  21.81  24.82  28.56  32.48  37.31  44.35  53.18  64.12  75.43   88.90  112.32   97
  83  10.02  12.85  14.58  17.21  20.82  23.04  26.14  30.35  35.11  41.06  49.29  59.32  71.65  84.23   99.22  125.11   98
  84  10.82  13.81  15.65  18.36  22.00  24.27  27.78  32.81  38.64  45.64  54.99  66.29  80.06  94.06  110.51  140.02   99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                      NON-SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                         STANDARD                                    MALE - AGE LAST BIRTHDAY

ISSUE                                                       POLICY YEAR                                                     ATT'D
 AGE    1      2     3      4      5      6      7      8       9       10      11      12      13      14      15      16+   AGE
  20   0.85   0.89  0.93   0.95   0.95   0.93   0.91   0.91    0.92    0.94    0.95    0.97    0.99    1.02    1.06    1.12    35
  21   0.30   0.84  0.89   0.91   0.90   0.89   0.88   0.89    0.91    0.93    0.95    0.97    1.01    1.06    1.12    1.19    36
  22   0.77   0.80  0.87   0.87   0.86   0.86   0.86   0.88    0.92    0.94    0.97    1.00    1.05    1.12    1.19    1.29    37
  23   0.74   0.77  0.84   0.85   0.84   0.85   0.85   0.88    0.93    0.97    1.00    1.05    1.11    1.19    1.29    1.42    38
  24   0.71   0.75  0.82   0.83   0.82   0.84   0.86   0.90    0.96    1.00    1.05    1.11    1.18    1.28    1.41    1.56    39

  25   0.70   0.74  0.81   0.82   0.82   0.85   0.87   0.93    1.00    1.05    1.11    1.18    1.28    1.41    1.55    1.70    40
  26   0.69   0.73  0.81   0.82   0.84   0.87   0.90   0.97    1.04    1.10    1.18    1.28    1.4l    1.55    1.69    1.85    41
  27   0.69   0.74  0.82   0.84   0.86   0.90   0.95   1.02    1.10    1.18    1.27    1.41    1.54    1.67    1.84    2.02    42
  28   0.70   0.75  0.83   0.86   0.88   0.94   1.00   1.09    1.18    1.27    1.40    1.54    1.66    1.81    2.00    2.21    43
  29   0.70   9.76  0.84   0.88   0.94   0.98   1.07   1.16    1.27    1.40    1.54    1.65    1.80    1.97    2.19    2.41    44

  30   0.70   0.77  0.86   0.91   0.97   1.04   1.13   1.24    1.38    1.53    1.65    1.79    1.96    2.17    2.40    2.63    45
  31   0.70   0.77  0.88   0.94   1.01   1.09   1.20   1.34    1.49    1.64    1.78    1.95    2.16    2.39    2.62    2.87    46
  32   0.71   0.78  0.90   0.97   1.06   1.16   1.27   1.44    1.62    1.77    1.94    2.16    2.39    2.61    2.86    3.15    47
  33   0.72   0.79  0.92   1.01   1.11   1.24   1.37   1.55    1.76    1.93    2.15    2.38    2.60    2.84    3.14    3.47    48
  34   0.73   0.81  0.96   1.07   1.18   1.33   1.48   1.68    1.92    2.14    2.38    2.59    2.84    3.12    3.45    3.86    49

  35   0.74   0.85  1.01   1.14   1.27   1.45   1.61   1.84    2.11    2.37    2.58    2.83    3.11    3.43    3.79    4.28    50
  36   0.76   0.90  1.08   1.23   1.37   1.59   1.77   2.02    2.31    2.57    2.81    3.09    3.41    3.76    4.18    4.71    51
  37   0.79   0.95  1.15   1.34   1.49   1.74   1.96   2.22    2.52    2.79    3.07    3.38    3.71    4.11    4.59    5.18    52
  38   0.82   1.01  1.24   1.46   1.63   1.91   2.15   2.43    2.75    3.04    3.35    3.68    4.03    4.52    5.07    5.73    53
  39   0.85   1.08  1.33   1.59   1.77   2.09   2.36   2.66    3.00    3.33    3.65    3.99    4.42    4.99    5.62    6.37    54

  40   0.89   1.16  1.44   1.72   1.92   2.28   2.56   2.89    3.25    3.63    3.96    4.36    4.88    5.52    6.27    7.15    55
  41   0.94   1.24  1.56   1.87   2.09   2.45   2.77   3.13    3.49    3.98    4.29    4.77    5.38    6.12    6.99    8.08    56
  42   0.00   1.33  1.68   2.02   2.27   2.64   2.98   3.37    3.75    4.17    4.64    5.22    5.92    6.77    7.78    9.13    57
  43   1.06   1.43  1.82   2.18   2.46   2.85   3.22   3.65    4.04    4.48    5.04    5.72    6.54    7.51    8.66   10.26    58
  44   1.12   1.54  1.98   2.37   2.68   3.09   3.51   3.98    4.38    4.86    5.52    6.30    7.24    8.34    9.65   11.41    59

  45   1.20   1.67  2.16   2.58   2.92   3.38   3.87   4.33    4.78    5.35    6.09    6.98    8.06    9.30   10.75   12.58    60
  46   1.28   1.82  2.35   2.81   3.18   3.72   4.24   4.72    5.28    5.98    6.74    7.77    8.97   10.37   11.98   13.82    61
  47   1.37   1.99  2.57   3.05   3.48   4.10   4.63   5.21    5.92    6.57    7.47    8.63    9.98   11.54   13.30   15.24    62
  48   1.47   2.17  2.80   3.32   3.78   4.49   5.21   5.83    6.51    7.16    8.26    9.56   11.05   12.80   14.72   16.86    63
  49   1.57   2.34  3.04   3.61   4.11   4.90   5.82   6.46    7.05    7.85    9.07   10.53   12.18   14.11   16.23   18.65    64

  50   1.67   2.52  3.29   3.91   4.45   5.30   6.33   7.02    7.65    8.54    9.90   11.51   13.32   15.44   17.80   20.54    65
  51   1.76   2.68  3.54   4.22   4.78   5.69   6.83   7.56    8.24    9.24   10.73   12.50   14.49   16.79   19.43   22.49    66
  52   1.85   2.83  3.80   4.53   5.12   6.87   7.34   8.11    8.24    9.97   11.60   13.53   15.71   18.19   21.13   24.54    67
  53   1.97   3.01  4.09   4.89   5.52   6.49   7.87   8.70    9.49   10.74   12.52   14.62   17.00   19.69   22.97   26.64    68
  54   2.12   3.24  4.44   5.32   5.99   7.01   8.46   9.34   10.20   11.58   13.52   15.81   18.42   21.36   24.99   28.77    69

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       NON-SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                        STANDARD                                      MALE - AGE LAST  BIRTHDAY

ISSUE                                                      POLICY YEAR                                                        ATT'D
 AGE    1      2      3      4      5      6      7      8       9      10      11      12      13      14      15      16+    AGE
  55   2.32   3.52   4.87   5.83   6.57   7.63   9.11  10.05   10.99   12.49   14.60   17.08   19.93   23.17   27.17   31.19    70
  56   2.55   3.85   5.37   6.41   7.24   8.36   9.81  10.80   11.83   13.44   15.73   18.40   21.50   25.08   29.44   34.02    71
  57   2.81   4.22   5.93   7.04   7.99   9.16  10.56  11.60   12.72   14.46   16.91   19.79   23.16   27.11   31.86   37.11    72
  58   3.11   4.63   6.54   7.75   8.80  10.02  11.36  12.47   13.71   15.58   18.23   21.33   25.02   29.39   34.59   40.46    73
  59   3.46   5.11   7.20   8.52   9.65  10.91  12.22  13.42   14.82   16.86   19.73   23.11   27.18   32.04   37.77   44.17    74

  60   3.85   5.65   7.92   9.38  10.54  11.77  13.09  14.42   16.03   18.30   21.39   25.11   29.66   35.09   41.48   48.57    75
  61   4.26   6.25   8.70  10.33  11.46  12.58  14.11  15.59   17.25   19.81   23.16   27.26   32.40   38.50   45.66   53.73    76
  62   4.72   6.90   9.53  11.36  12.24  13.77  15.38  16.64   18.57   21.46   25.07   29.61   35.41   42.24   50.26   59.43    77
  63   5.24   7.62  10.39  12.06  13.45  15.14  16.24  17.71   20.14   23.38   27.30   32.29   38.78   46.37   55.32   65.67    78
  64   5.84   8.38  11.27  13.14  14.79  15.98  17.21  19.36   22.12   25.72   29.98   35.45   42.59   50.94   60.86   72.30    79

  65   6.56   9.18  12.15  14.56  15.70  16.99  19.05  21.55   24.65   28.62   33.27   39.21   46.94   56.04   66.94   78.96    80
  66   7.42  10.04  13.01  15.57  16.83  18.87  21.38  24.29   27.76   32.12   37.20   43.62   51.85   61.67   73.60   85.54    81
  67   8.37  10.94  13.89  16.60  18.54  21.14  24.03  27.42   31.28   36.04   41.61   48.51   57.22   67.77   80.76   92.66    82
  68   9.35  11.90  14.82  17.67  20.39  23.39  26.84  30.74   35.00   40.17   46.26   53.66   62.90   74.19   88.29  100.51    83
  69  10.31  12.92  15.81  18.84  22.08  25.64  29.61  34.03   38.74   44.30   50.92   58.87   68.71   80.77   96.04  109.08    84

  70  1l.2l  14.01  16.90  20.15  23.89  27.82  32.23  37.20   42.36   48.30   55.47   64.01   74.60   87.45  103.96  118.49    85
  71  12.07  15.18  18.07  21.57  25.83  29.96  34.76  40.28   45.95   52.23   59.97   69.14   80.61   94.29  112.09  128.71    86
  72  12.91  16.41  19.31  23.09  27.87  32.11  37.26  43.37   49.58   56.19   64.52   74.36   86.80  101.32  120.47  139.71    87
  73  13.76  17.69  20.60  24.68  29.98  34.31  39.80  46.49   53.25   60.20   69.15   79.68   93.14  108.55  129.09  150.28    88
  74  14.64  18.97  21.95  26.33  32.12  36.57  42.43  49.69   56.98   64.31   73.88   85.13   99.61  115.95  137.92  158.91    89

  75  15.57  20.26  23.35  28.02  34.28  38.93  45.17  52.97   60.78   68.54   78.74   90.73  106.19  123.54  146.95  166.61    90
  76  16.54  21.55  24.79  29.76  36.45  41.36  47.99  56.32   64.65   72.87   83.72   96.45  112.90  131.31  156.20  173.59    91
  77  17.54  22.86  26.29  31.55  38.67  43.87  50.89  59.73   68.56   77.29   88.79  102.29  119.75  139.27  165.66  181.60    92
  78  18.57  24.19  27.83  33.41  40.92  46.44  53.87  63.21   72.54   81.79   93.96  108.26  126.73  147.40  175.33  194.20    93
  79  20.03  25.93  29.77  35.82  43.81  49.80  57.77  67.78   77.71   86.90   98.9l  113.99  132.56  155.80  187.57  209.55    94

  80  21.87  28.09  32.25  38.85  47.55  54.10  62.75  73.57   83.58   91.89  103.70  118.77  138.67  166.62  202.40  222.10    95
  81  23.70  30.43  34.98  42.16  51.65  58.76  68.11  79.13   88.39   96.34  108.05  124.25  148.30  179.79  214.52  233.61    96
  82  25.67  31.01  37.96  45.80  56.11  63.79  73.26  83.68   92.67  100.38  113.03  132.87  160.02  190.56  225.64  245.78    97
  83  27.84  35.82  41.24  49.75  60.90  68.61  77.47  87.73   96.55  105.01  120.87  143.37  169.61  200.43  237.39  256.82    98
  84  30.22  38.91  44.79  54.00  65.51  72.55  81.22  91.41  10l.0l  112.29  130.43  151.96  178.40  210.88  248.06  278.80    99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       NON-SMOKER Y.R.T. RATES PER $l,000

NON-EXPERIENCE RATED                              SUBSTANDARD - PER  TABLE                           MALE - AGE LAST BIRTHDAY

ISSUE                                                    POLICY YEAR                                                    ATT'D
 AGE     1      2      3      4      5      6      7      8      9      10     11     12     13     14     15    16+     AGE
  20    0.19   0.20   0.21   0.21   0.21   0.21   0.21   0.20   0.21   0.21   0.21   0.22   0.22   0.23   0.24   0.25     35
  21    0.18   0.19   0.20   0.20   0.20   0.20   0.20   0.20   0.21   0.21   0.21   0.22   0.23   0.24   0.25   0.27     36
  22    0.17   0.18   0.19   0.20   0.19   0.19   0.19   0.20   0.21   0.21   0.22   0.23   0.24   0.25   0.27   0.29     37
  23    0.17   0.17   0.19   0.19   0.19   0.19   0.19   0.20   0.21   0.22   0.23   0.24   0.25   0.27   0.29   0.32     38
  24    0.16   0.17   0.18   0.19   0.18   0.19   0.19   0.20   0.22   0.23   0.24   0.25   0.27   0.29   0.32   0.35     39

  25    0.16   0.17   0.18   0.18   0.18   0.19   0.20   0.21   0.22   0.24   0.25   0.27   0.29   0.32   0.35   0.38     40
  26    0.16   0.16   0.18   0.18   0.19   0.19   0.20   0.22   0.23   0.25   0.27   0.29   0.32   0.35   0.38   0.42     41
  27    0.16   0.17   0.18   0.19   0.19   0.20   0.21   0.23   0.25   0.27   0.29   0.32   0.35   0.38   0.41   0.46     42
  28    0.16   0.17   0.19   0.19   0.20   0.21   0.23   0.24   0.27   0.29   0.32   0.35   0.37   0.41   0.45   0.50     43
  29    0.16   0.17   0.19   0.20   0.21   0.22   0.24   0.26   0.29   0.32   0.35   0.37   0.40   0.44   0.49   0.54     44

  30    0.16   0.17   0.19   0.20   0.22   0.23   0.25   0.28   0.31   0.34   0.37   0.40   0.44   0.49   0.54   0.59     45
  31    0.16   0.17   0.20   0.21   0.23   0.25   0.27   0.30   0.34   0.37   0.40   0.44   0.49   0.54   0.59   0.65     46
  32    0.16   0.18   0.20   0.22   0.24   0.26   0.29   0.32   0.36   0.40   0.44   0.49   0.54   0.59   0.64   0.71     47
  33    0.16   0.18   0.21   0.23   0.25   0.28   0.31   0.35   0.40   0.43   0.48   0.54   0.59   0.64   0.71   0.78     48
  34    0.16   0.18   0.22   0.24   0.27   0.30   0.33   0.38   0.43   0.48   0.53   0.58   0.64   0.70   0.78   0.87     49

  35    0.17   0.19   0.23   0.26   0.28   0.33   0.36   0.41   0.47   0.53   0.58   0.64   0.70   0.77   0.85   0.96     50
  36    0.17   0.20   0.24   0.28   0.31   0.36   0.40   0.45   0.52   0.58   0.63   0.69   0.77   0.85   0.94   1.06     51
  37    0.18   0.21   0.26   0.30   0.34   0.39   0.44   0.50   0.57   0.63   0.69   0.76   0.83   0.92   1.03   1.17     52
  38    0.18   0.23   0.28   0.33   0.37   0.43   0.48   0.55   0.62   0.68   0.75   0.83   0.91   1.02   1.14   1.29     53
  39    0.19   0.24   0.30   0.36   0.40   0.47   0.53   0.60   0.67   0.75   0.82   0.90   1.00   1.12   1.27   1.43     54

  40    0.20   0.26   0.32   0.39   0.43   0.51   0.58   0.65   0.73   0.82   0.89   0.98   1.10   1.24   1.41   1.61     55
  41    0.21   0.28   0.35   0.42   0.47   0.55   0.62   0.70   0.79   0.88   0.97   1.07   1.21   1.38   1.57   1.82     56
  42    0.22   0.30   0.38   0.45   0.51   0.59   0.67   0.76   0.84   0.94   1.04   1.17   1.33   1.52   1.75   2.05     57
  43    0.24   0.32   0.41   0.49   0.55   0.64   0.72   0.82   0.91   1.01   1.13   1.29   1.47   1.69   1.95   2.31     58
  44    0.25   0.35   0.45   0.53   0.60   0.70   0.79   0.90   0.99   1.09   1.24   1.42   1.63   1.88   2.17   2.57     59

  45    0.27   0.38   0.49   0.58   0.66   0.76   0.87   0.97   1.08   1.20   1.37   1.57   1.81   2.09   2.42   2.83     60
  46    0.29   0.41   0.53   0.63   0.72   0.84   0.95   1.06   1.19   1.34   1.52   1.75   2.02   2.33   2.69   3.11     61
  47    0.31   0.45   0.58   0.69   0.78   0.92   1.04   1.17   1.33   1.48   1.68   1.94   2.25   2.60   2.99   3.43     62
  48    0.33   0.49   0.63   0.75   0.85   1.01   1.17   1.31   1.46   1.61   1.86   2.15   2.49   2.88   3.31   3.79     63
  49    0.35   0.53   0.68   0.81   0.92   1.10   1.31   1.45   1.59   1.77   2.04   2.37   2.74   3.17   3.65   4.20     64

  50    0.37   0.57   0.74   0.88   1.00   1.19   1.43   1.58   1.72   1.92   2.23   2.59   3.00   3.47   4.01   4.62     65
  51    0.40   0.60   0.80   0.95   1.07   1.28   1.54   1.70   1.85   2.08   2.41   2.81   3.26   3.78   4.37   5.06     66
  52    0.42   0.64   0.85   1.02   1.15   1.37   1.65   1.83   1.99   2.24   2.61   3.04   3.53   4.09   4.75   5.52     67
  53    0.44   0.68   0.92   1.10   1.24   1.46   1.77   1.96   2.13   2.42   2.82   3.29   3.83   4.43   5.17   5.99     68
  54    0.43   0.73   1.00   1.20   1.35   1.58   1.98   2.10   2.30   2.61   3.04   3.56   4.14   4.81   5.62   6.47     69

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       NON-SMOKER Y.R.T. RATES PER $l,000

NON-EXPERIENCE RATED                              SUBSTANDARD - PER  TABLE                           MALE - AGE LAST BIRTHDAY

ISSUE                                                    POLICY YEAR                                                    ATT'D
 AGE     1     2      3      4      5      6      7      8      9      10     11     12     13     14     15     16+     AGE
  55    0.52  0.79   1.10   1.31   l.48   1.72   2.05   2.26   2.47   2.81   3.29   3.84   4.48   5.21   6.11    7.02    70
  56    0.57  0.87   1.21   1.44   1.63   1.88   2.21   2.43   2.66   3.02   3.54   4.14   4.84   5.64   6.62    7.65    71
  57    0.63  0.95   1.33   1.58   1.80   2.06   2.38   2.61   2.86   3.25   3.81   4.45   5.21   6.10   7.17    8.35    72
  58    0.70  1.04   1.47   1.74   1.98   2.25   2.56   2.81   3.09   3.50   4.10   4.80   5.63   6.61   7.78    9.10    73
  59    0.78  1.15   1.62   1.92   2.17   2.45   2.75   3.02   3.34   3.79   4.44   5.20   6.12   7.21   8.50    9.94    74

  60    0.87  1.27   1.78   2.11   2.37   2.65   2.95   3.25   3.61   4.12   4.81   5.65   6.67   7.90   9.33   10.93    75
  61    0.96  1.41   1.96   2.32   2.58   2.83   3.17   3.51   3.88   4.46   5.21   6.13   7.29   8.66  10.27   12.09    76
  62    1.06  1.55   2.14   2.56   2.75   3.10   3.46   3.71   4.18   4.83   5.64   6.66   7.97   9.50  11.31   13.37    77
  63    1.31  1.71   2.34   2.71   3.03   3.41   3.65   3.99   4.53   5.26   6.14   7.27   8.72  10.43  12.45   14.78    78
  64    1.31  1.89   2.54   2.96   3.33   3.60   3.87   4.36   4.98   5.79   6.74   7.93   9.58  11.46  13.69   16.27    79

  65    1.48  2.07   2.73   3.27   3.53   3.82   4.29   4.85   5.55   6.44   7.49   8.82  10.56  12.61  15.06   17.77    80
  66    1.67  2.26   2.93   3.50   3.79   4.25   4.81   5.47   6.25   7.23   8.37   9.81  11.67  13.88  16.56   19.25    81
  67    1.88  2.46   3.13   3.73   4.17   4.76   5.41   6.17   7.04   8.11   9.36  10.91  12.88  15.25  18.17   20.85    82
  68    2.10  2.68   3.33   3.98   4.59   5.26   6.04   6.92   7.88   9.04  10.41  12.07  14.15  16.69  19.86   22.61    83
  69    2.32  2.91   3.56   4.24   4.97   5.77   6.66   7.66   8.72   9.97  11.46  13.25  15.46  18.17  21.61   24.54    84

  70    2.52  3.15   3.80   4.53   5.38   6.26   7.25   8.37   9.53  10.87  12.48  14.40  16.78  19.68  23.39   26.66    85
  71    2.72  3.41   4.06   4.85   5.81   6.74   7.82   9.06  10.34  11.75  13.49  15.56  18.14  21.22  25.22   28.96    86
  72    2.90  3.69   4.34   5.20   6.27   7.23   8.38   9.76  11.15  12.64  14.52  16.73  19.53  22.80  27.11   31.43    87
  73    3.10  3.98   4.64   5.55   6.75   7.72   8.96  10.46  11.98  13.55  15.56  17.93  20.96  24.42  29.04   33.81    88
  74    3.29  4.27   4.94   5.92   7.23   8.23   9.55  11.18  12.82  14.47  16.62  19.16  22.41  26.09  31.03   35.75    89

  75    3.50  4.56   5.25   6.30   7.71   8.76  10.16  11.92  13.68  15.42  17.72  20.41  23.89  27.80  33.06   37.49    90
  76    3.72  4.85   5.58   6.70   8.20   9.31  10.80  12.67  14.55  16.40  18.84  21.70  25.40  29.54  35.14   39.06    91
  77    3.95  5.14   5.91   7.10   8.70   9.87  11.45  13.44  15.43  17.39  19.98  23.02  26.94  31.33  37.27   40.86    92
  78    4.18  5.44   6.26   7.52   9.21  10.45  12.12  14.22  16.32  18.40  21.14  24.36  28.51  33.17  39.45   43.69    93
  79    4.51  5.83   6.70   8.06   9.86  11.21  13.00  15.25  17.48  19.55  22.25  25.65  29.83  35.06  42.20   47.15    94

  80    4.92  6.32   7.26   8.74  10.70  12.17  14.12  16.55  18.81  20.67  23.33  26.72  31.20  37.49  45.54   49.97    95
  81    5.33  6.85   7.87   9.49  11.62  13.22  15.32  17.80  19.89  21.68  24.31  27.96  33.37  40.45  48.27   52.56    96
  82    5.78  7.43   8.54  10.31  12.62  14.35  16.48  18.83  20.85  22.58  25.43  29.90  36.01  42.88  50.77   55.30    97
  83    6.26  8.06   9.28  11.19  13.70  15.44  17.43  19.74  21.72  23.63  27.20  32.26  38.16  45.10  53.41   57.79    98
  84    6.80  8.76  10.08  12.15  14.74  16.32  18.28  20.57  22.73  25.27  29.35  34.19  40.14  47.45  55.81   62.73    99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                           STANDARD                      MALE - AGE LAST BIRTHDAY

ISSUE                                        POLICY YEAR                                        ATT'D
 AGE      1      2       3       4       5       6       7       8       9       10     11+      AGE
  0      2.83   0.97    0.90    0.88    0.83    0.81    0.78    0.74    0.69    0.66    0.69     10
  1      0.95   0.90    0.88    0.83    0.81    0.78    0.74    0.69    0.66    0.69    0.74     11
  2      0.85   0.85    0.83    0.78    0.76    0.74    0.69    0.66    0.69    0.74    0.78     12
  3      0.83   0.78    0.76    0.71    0.69    0.69    0.66    0.69    0.74    0.78    0.81     13
  4      0.76   0.71    0.66    0.64    0.66    0.66    0.69    0.74    0.78    0.81    0.90     14

  5      0.64   0.64    0.62    0.64    0.66    0.69    0.74    0.78    0.81    0.90    1.07     15
  6      0.55   0.59    0.62    0.66    0.69    0.74    0.78    0.81    0.90    1.07    1.23     16
  7      0.50   0.57    0.62    0.69    0.74    0.78    0.81    0.90    1.07    1.23    1.38     17
  8      0.48   0.57    0.66    0.74    0.78    0.81    0.90    1.07    1.23    1.38    1.47     18
  9      0.50   0.62    0.74    0.78    0.81    0.90    1.07    1.23    1.38    1.47    1.57     19

 10      0.52   0.69    0.78    0.81    0.90    1.07    1.23    1.38    1.47    1.57    1.57     20
 11      0.55   0.74    0.81    0.90    1.07    1.23    1.38    1.47    1.57    1.57    1.50     21
 12      0.62   0.78    0.90    1.07    1.23    1.38    1.47    1.57    1.57    1.50    1.45     22
 13      0.71   0.88    1.07    1.23    1.38    1.47    1.57    1.57    1.50    1.45    1.42     23
 14      0.88   1.02    1.23    1.38    1.47    1.57    1.57    1.50    1.45    1.42    1.40     24

 15      0.95   1.16    1.38    1.47    1.57    1.57    1.50    1.45    1.42    1.40    1.35     25
 16      1.02   1.33    1.47    1.57    1.57    1.50    1.45    1.42    1.40    1.35    1.35     26
 17      1.04   1.42    1.54    1.57    1.50    1.45    1.42    1.40    1.35    1.35    1.40     27
 18      1.02   1.42    1.52    1.50    1.45    1.42    1.40    1.35    1.35    1.40    1.45     28
 19      0.97   1.38    1.45    1.45    1.40    1.40    1.35    1.35    1.40    1.45    1.52     29

 20      0.93   1.28    1.33    1.35    1.33    1.35    1.35    1.40    1.45    1.52    1.61     30
 21      0.83   1.19    1.19    1.23    1.26    1.33    1.40    1.45    1.52    1.61    1.71     31
 22      0.83   1.12    1.12    1.16    1.21    1.33    1.42    1.47    1.59    1.69    1.78     32
 23      0.81   1.09    1.09    1.14    1.19    1.33    1.42    1.50    1.61    1.73    1.83     33
 24      0.78   1.07    1.09    1.14    1.19    1.33    1.42    1.52    1.64    1.76    1.88     34

 25      0.74   1.02    1.09    1.14    1.21    1.33    1.42    1.54    1.69    1.80    1.95     35
 26      0.69   1.00    1.09    1.14    1.23    1.35    1.45    1.59    1.73    1.90    2.04     36
 27      0.66   1.00    1.09    1.14    1.26    1.40    1.50    1.66    1.80    2.02    2.18     37
 28      0.66   1.00    1.09    1.14    1.28    1.42    1.57    1.73    1.92    2.16    2.37     38
 29      0.66   1.00    1.09    1.14    1.28    1.45    1.66    1.83    2.07    2.30    2.59     39

 30      0.69   1.00    1.09    1.16    1.35    1.54    1.76    1.99    2.23    2.49    2.83     40
 31      0.71   1.02    1.12    1.26    1.47    1.69    1.90    2.16    2.42    2.73    3.09     41
 32      0.71   1.09    1.19    1.40    1.59    1.85    2.09    2.35    2.66    2.99    3.40     42
 33      0.74   1.16    1.31    1.52    1.76    2.04    2.30    2.61    2.94    3.30    3.73     43
 34      0.78   1.23    1.42    1.64    1.92    2.23    2.54    2.90    3.23    3.63    4.08     44

 35      0.83   1.31    1.54    1.78    2.09    2.42    2.75    3.16    3.54    3.99    4.46     45
 36      0.88   1.38    1.66    1.92    2.26    2.61    2.97    3.42    3.87    4.37    4.89     46
 37      0.95   1.47    1.76    2.07    2.40    2.78    3.18    3.68    4.20    4.77    5.37     47
 38      1.02   1.54    1.85    2.18    2.54    2.92    3.40    3.94    4.56    5.20    5.89     48
 39      1.12   1.61    1.92    2.30    2.68    3.06    3.61    4.20    4.94    5.65    6.44     49

 40      1.23   1.71    2.02    2.45    2.83    3.21    3.82    4.46    5.32    6.15    7.01     50
 41      1.33   1.80    2.16    2.61    3.02    3.40    4.11    4.80    5.75    6.70    7.65     51
 42      1.42   1.92    2.33    2.83    3.28    3.68    4.46    5.20    6.25    7.27    8.34     52
 43      1.54   2.09    2.54    3.09    3.59    4.01    4.89    5.68    6.77    7.86    9.02     53
 44      1.69   2.28    2.80    3.40    3.94    4.39    5.37    6.22    7.31    8.50    9.74     54

                     *** CONTINENTAL  ASSURANCE C0MPANY ***
                        AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                           STANDARD                     MALE - AGE  LAST  BIRTHDAY

ISSUE                                         POLICY YEAR                                        ATT'D
 AGE      1       2        3        4       5       6       7       8       9      10       11+   AGE
  45     1.80    2.47     3.09     3.73    4.32    4.82    5.87    6.82    7.93    9.19   10.54   55
  46     1.90    2.66     3.37     4.06    4.70    5.25    6.39    7.43    8.62    9.95   11.45   56
  47     1.97    2.85     3.66     4.39    5.08    5.68    6.91    8.07    9.38   10.81   12.42   57
  48     2.02    3.04     3.94     4.73    5.46    6.10    7.46    8.74   10.19   11.76   13.47   58
  49     2.07    3.23     4.23     5.08    5.87    6.53    8.03    9.43   11.04   12.80   14.61   59

  50     2.11    3.44     4.51     5.46    6.29    7.01    8.64   10.19   11.99   13.92   15.84   60
  51     2.18    3.68     4.82     5.84    6.75    7.53    9.31   11.02   13.04   15.13   17.22   61
  52     2.30    3.92     5.15     6.22    7.22    8.05    9.97   11.92   14.15   16.43   18.71   62
  53     2.49    4.13     5.49     6.63    7.67    8.57   10.66   12.87   15.32   17.79   20.26   63
  54     2.73    4.37     5.82     7.05    8.12    9.14   11.40   13.87   16.55   19.21   21.90   64

  55     2.97    4.66     6.20     7.53    8.67    9.83   12.23   15.01   17.91   20.78   23.70   65
  56     3.23    5.01     6.67     8.10    9.36   10.71   13.28   16.34   19.43   22.54   25.77   66
  57     3.51    5.51     7.24     8.81   10.24   11.88   14.63   17.88   21.16   24.49   28.14   67
  58     3.82    6.10     7.93     9.69   11.35   13.35   16.29   19.64   23.08   26.62   30.78   68
  59     4.16    6.79     8.72    10.66   12.63   15.03   18.17   21.59   25.20   28.95   33.65   69

  60     4.51    7.55     9.52    11.68   13.96   16.81   20.14   23.65   27.48   31.49   36.76   70
  61     4.92    8.29    10.33    12.71   15.27   18.55   22.11   25.79   29.88   34.25   40.16   71
  62     5.37    8.95    11.07    13.58   16.39   20.02   23.89   27.86   32.28   37.07   43.75   72
  63     5.87    9.55    11.66    14.27   17.24   21.16   25.36   29.69   34.53   39.85   47.33   73
  64     6.39   10.12    12.23    14.91   18.03   22.23   26.77   31.54   36.88   42.77   51.11   74

  65     7.01   10.81    12.99    15.77   19.07   23.61   28.55   33.84   39.73   46.24   55.48   75
  66     7.29   11.78    14.13    17.15   20.76   25.67   31.11   36.98   43.51   50.73   60.80   76
  67     8.74   13.11    15.79    19.24   23.32   28.74   34.75   41.30   48.59   56.62   67.40   77
  68     9.90   14.77    17.98    21.99   26.72   32.73   39.45   46.79   54.93   63.89   75.29   78
  69    11.21   16.70    20.54    25.22   30.73   37.41   44.91   53.10   62.20   72.15   84.10   79

  70    12.59   18.83    23.35    28.79   35.13   42.51   50.82   59.92   69.99   80.96   93.46   80
  71    14.01   21.07    26.29    32.49   39.64   47.76   56.90   66.90   77.90   89.87  102.98   81
  72    15.39   23.25    29.21    36.15   44.08   52.96   62.89   73.79   85.67   98.56  112.43   82
  73    16.74   25.53    32.18    39.88   48.57   58.23   68.95   80.70   93.46  107.21  121.88   83
  74    18.17   28.02    35.39    43.84   53.34   63.79   75.34   87.90  101.48  116.09  131.50   84

  75    19.74   30.66    38.85    48.09   58.38   69.63   82.01   95.38  109.77  125.23  141.41   85
  76    21.45   33.51    42.56    52.61   63.70   75.81   88.97  103.15  118.37  134.64  151.74   86
  77    23.25   36.57    46.48    57.38   69.35   82.29   96.26  111.22  127.25  144.28  161.86   87
  78    25.15   39.80    50.66    62.44   75.26   89.04  103.81  119.58  136.37  154.16  171.00   88
  79    27.63   43.70    55.37    67.87   81.45   96.04  111.61  128.31  145.31  163.30  180.14   89

  80    30.71   48.15    60.46    73.57   87.88  103.27  119.76  136.87  153.52  172.03  191.42   90
  81    33.83   52.57    65.54    79.38   94.50  110.82  127.75  144.60  161.73  182.81  206.96   91
  82    36.94   56.99    70.71    85.36  101.41  118.20  134.97  152.33  171.85  197.64  227.76   92
  83    40.05   61.49    76.04    91.59  108.17  124.88  142.18  161.87  185.80  217.51  253.17   93
  84    43.21   66.12    81.59    97.70  114.28  131.56  151.09  175.00  204.48  241.78  282.43   94

  85    47.73   72.88    89.39   106.00  123.64  143.60  167.83  197.93  233.60  277.21  315.59   95
  86    52.48   79.67    96.79   114.46  134.66  159.10  189.23  225.35  266.90  317.24  352.64   96
  87    55.98   84.17   101.96   121.63  145.59  175.09  210.34  251.40  298.24  354.49  393.56   97
  88    59.14   88.67   108.35   131.50  160.22  194.63  234.65  280.91  333.25  395.62  438.38   98
  89    62.30   94.22   117.14   144.72  178.10  217.12  262.20  313.89  371.92  440.67  490.61   99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                    SUBSTANDARD - PER TABLE

ISSUE                                         POLICY YEAR                                     ATT'D
 AGE     1       2       3       4       5       6       7       8       9       10      11+   AGE
   0    0.64    0.22    0.20    0.20    0.19    0.18    0.18    0.17    0.15    0.15    0.15    10
   1    0.21    0.20    0.20    0.19    0.18    0.18    0.17    0.15    0.15    0.15    0.17    11
   2    0.19    0.19    0.19    0.18    0.17    0.17    0.15    0.15    0.15    0.17    0.18    12
   3    0.19    0.18    0.17    0.16    0.15    0.15    0.15    0.15    0.17    0.18    0.18    13
   4    0.17    0.16    0.15    0.14    0.15    0.15    0.15    0.17    0.18    0.18    0.20    14

   5    0.14    0.14    0.14    0.14    0.15    0.15    0.17    0.18    0.18    0.20    0.24    15
   6    0.12    0.13    0.14    0.13    0.15    0.17    0.18    0.18    0.20    0.24    0.28    16
   7    0.11    0.13    0.14    0.15    0.17    0.18    0.18    0.20    0.24    0.28    0.31    17
   8    0.11    0.13    0.15    0.17    0.18    0.18    0.20    0.24    0.28    0.31    0.33    18
   9    0.11    0.14    0.17    0.18    0.18    0.20    0.24    0.28    0.31    0.33    0.35    19

  10    0.12    0.15    0.18    0.18    0.20    0.24    0.28    0.31    0.33    0.35    0.35    20
  11    0.12    0.17    0.18    0.20    0.24    0.28    0.31    0.33    0.35    0.35    0.34    21
  12    0.14    0.18    0.20    0.24    0.28    0.31    0.33    0.35    0.35    0.34    0.33    22
  13    0.16    0.20    0.24    0.28    0.31    0.33    0.35    0.35    0.34    0.33    0.32    23
  14    0.19    0.23    0.28    0.31    0.33    0.35    0.35    0.34    0.33    0.32    0.32    24

  15    0.21    0.26    0.31    0.33    0.35    0.35    0.34    0.33    0.32    0.32    0.30    25
  16    0.23    0.30    0.33    0.35    0.35    0.34    0.33    0.32    0.32    0.30    0.30    26
  17    0.24    0.32    0.35    0.35    0.34    0.33    0.32    0.32    0.30    0.30    0.32    27
  18    0.23    0.32    0.34    0.34    0.33    0.32    0.32    0.30    0.30    0.32    0.33    28
  19    0.22    0.31    0.33    0.33    0.32    0.32    0.30    0.30    0.32    0.33    0.34    29

  20    0.21    0.29    0.30    0.30    0.30    0.30    0.30    0.32    0.33    0.34    0.36    30
  21    0.20    0.27    0.27    0.28    0.28    0.30    0.32    0.33    0.34    0.36    0.38    31
  22    0.19    0.25    0.25    0.26    0.27    0.30    0.32    0.33    0.36    0.38    0.40    32
  23    0.18    0.25    0.25    0.26    0.27    0.30    0.32    0.34    0.36    0.39    0.41    33
  24    0.18    0.24    0.25    0.26    0.27    0.30    0.32    0.34    0.37    0.40    0.42    34

  25    0.17    0.23    0.25    0.26    0.27    0.30    0.32    0.35    0.38    0.41    0.44    35
  26    0.15    0.22    0.25    0.26    0.28    0.30    0.33    0.36    0.39    0.43    0.46    36
  27    0.15    0.22    0.25    0.26    0.28    0.32    0.34    0.37    0.41    0.45    0.49    37
  28    0.15    0.22    0.25    0.26    0.29    0.32    0.35    0.39    0.43    0.49    0.53    38
  29    0.15    0.22    0.25    0.26    0.29    0.33    0.37    0.41    0.46    0.52    0.58    39

  30    0.15    0.22    0.25    0.26    0.30    0.35    0.40    0.45    0.50    0.56    0.64    40
  31    0.16    0.23    0.25    0.28    0.33    0.38    0.43    0.49    0.55    0.61    0.69    41
  32    0.16    0.25    0.27    0.32    0.36    0.42    0.47    0.53    0.60    0.67    0.76    42
  33    0.17    0.26    0.29    0.34    0.40    0.46    0.52    0.59    0.66    0.74    0.84    43
  34    0.18    0.28    0.32    0.37    0.43    0.50    0.57    0.65    0.73    0.82    0.92    44

  35    0.19    0.29    0.35    0.40    0.47    0.55    0.62    0.71    0.80    0.90    1.00    45
  36    0.20    0.31    0.37    0.43    0.51    0.59    0.67    0.77    0.87    0.98    1.10    46
  37    0.21    0.33    0.40    0.46    0.54    0.63    0.72    0.83    0.95    1.07    1.21    47
  38    0.23    0.35    0.42    0.49    0.57    0.66    0.76    0.89    1.03    1.17    1.33    48
  39    0.25    0.36    0.43    0.52    0.60    0.69    0.81    0.95    1.11    1.27    1.45    49

  40    0.28    0.38    0.45    0.55    0.64    0.72    0.86    1.00    1.20    1.38    1.58    50
  41    0.30    0.41    0.49    0.59    0.68    0.76    0.92    1.08    1.29    1.51    1.72    51
  42    0.32    0.43    0.52    0.64    0.74    0.83    1.00    1.17    1.41    1.64    1.88    52
  43    0.35    0.47    0.57    0.69    0.81    0.90    1.10    1.28    1.52    1.77    2.03    53
  44    0.38    0.51    0.63    0.76    0.89    0.99    1.21    1.40    1.65    1.91    2.19    54

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       AGGREGATE Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                 SUBSTANDARD - PER TABLE              MALE - AGE  LAST  BIRTHDAY

ISSUE                                       POLICY YEAR                                        ATT'D
 AGE       1       2       3       4       5       6       7       8       9       10     11+   AGE
  45      0.41    0.56    0.69    0.84    0.97    1.08    1.32    1.53    1.78    2.07    2.37   55
  46      0.43    0.60    0.76    0.91    1.06    1.18    1.44    1.67    1.94    2.24    2.58   56
  47      0.44    0.64    0.82    0.99    1.14    1.28    1.56    1.82    2.11    2.43    2.79   57
  48      0.45    0.68    0.89    1.06    1.23    1.37    1.68    1.97    2.29    2.65    3.03   58
  49      0.46    0.73    0.95    1.14    1.32    1.47    1.81    2.12    2.48    2.88    3.29   59

  50      0.43    0.77    1.02    1.23    1.42    1.58    1.95    2.29    2.70    3.13    3.56   60
  51      0.49    0.83    1.08    1.31    1.52    1.69    2.09    2.48    2.93    3.40    3.87   61
  52      0.52    0.88    1.16    1.40    1.62    1.81    2.24    2.68    3.18    3.70    4.21   62
  53      0.56    0.93    1.23    1.49    1.73    1.93    2.40    2.90    3.45    4.00    4.56   63
  54      0.61    0.98    1.31    1.59    1.83    2.06    2.57    3.12    3.72    4.32    4.93   64

  55      0.67    1.05    1.39    1.69    1.95    2.21    2.75    3.38    4.03    4.68    5.33   65
  56      0.73    1.13    1.50    1.82    2.11    2.41    2.99    3.68    4.37    5.07    5.80   66
  57      0.79    1.24    1.63    1.98    2.30    2.67    3.29    4.02    4.76    5.51    6.33   67
  58      0.86    1.37    1.78    2.18    2.55    3.00    3.67    4.42    5.19    5.99    6.93   68
  59      0.94    1.53    1.96    2.40    2.84    3.38    4.09    4.86    5.67    6.51    7.57   69

  60      1.02    1.70    2.14    2.63    3.14    3.78    4.53    5.32    6.18    7.09    8.27   70
  61      1.11    1.86    2.32    2.86    3.44    4.17    4.98    5.80    6.72    7.71    9.04   71
  62      1.21    2.01    2.49    3.06    3.69    4.50    5.38    6.27    7.26    8.34    9.84   72
  63      1.32    2.15    2.62    3.21    3.88    4.76    5.71    6.68    7.77    8.97   10.65   73
  64      1.44    2.28    2.75    3.36    4.06    5.00    6.02    7.10    8.30    9.62   11.50   74

  65      1.58    2.43    2.92    3.55    4.29    5.31    6.42    7.61    8.94   10.40   12.48   75
  66      1.75    2.65    3.18    3.86    4.67    5.78    7.00    8.32    9.79   11.41   13.68   76
  67      1.97    2.95    3.55    4.33    5.25    6.47    7.82    9.29   10.93   12.74   15.17   77
  68      2.23    3.32    4.05    4.95    6.01    7.36    8.88   10.53   12.36   14.37   16.94   78
  69      2.52    3.76    4.62    5.68    6.91    8.42   10.11   11.95   14.00   16.23   18.92   79

  70      2.83    4.24    5.25    6.48    7.90    9.57   11.44   13.48   15.75   18.22   21.03   80
  71      3.15    4.74    5.92    7.31    8.92   10.75   12.80   15.01   17.53   20.22   23.17   81
  72      3.46    5.23    6.57    8.13    9.92   11.92   14.15   16.60   19.27   22.18   25.30   82
  73      3.77    5.74    7.24    8.97   10.93   13.10   15.51   18.16   21.03   24.12   27.42   83
  74      4.09    6.31    7.96    9.86   12.00   14.35   16.95   19.78   22.83   26.12   29.59   84

  75      4.44    6.90    8.74   10.82   13.13   15.67   18.45   21.46   24.70   28.18   31.82   85
  76      4.83    7.54    9.58   11.84   14.33   17.06   20.02   23.21   26.63   30.29   34.14   86
  77      5.23    8.23   10.46   12.91   15.60   18.52   21.66   25.02   28.63   32.46   36.42   87
  78      5.66    8.96   11.40   14.05   16.93   20.03   23.36   26.91   30.68   34.69   38.48   88
  79      6.22    9.83   12.46   15.27   18.33   21.61   25.11   28.87   32.69   36.74   40.53   89

  80      6.91   10.83   13.60   16.55   19.77   23.24   26.95   30.79   34.54   38.71   43.07   90
  81      7.61   11.83   14.75   17.86   21.26   24.93   28.74   32.53   36.39   41.13   46.57   91
  82      8.31   12.82   15.91   19.21   22.82   26.60   30.37   34.27   38.67   44.47   51.25   92
  83      9.01   13.84   17.11   20.61   24.34   28.10   31.99   36.42   41.80   48.94   56.96   93
  84      9.72   14.88   18.36   21.98   25.71   29.60   33.99   39.38   46.01   54.40   63.55   94

  85     10.74   16.40   20.11   23.85   27.82   32.31   37.76   44.53   52.56   62.37   71.01   95
  86     11.81   17.92   21.78   25.75   30.30   35.80   42.58   50.70   60.05   71.38   79.34   96
  87     12.59   18.94   22.94   27.37   32.76   39.40   47.33   56.56   67.10   79.76   88.55   97
  88     13.31   19.95   24.38   29.59   36.05   43.79   52.80   63.20   74.98   89.01   98.63   98
  89     14.02   21.20   26.36   32.56   40.07   48.85   58.99   70.62   83.68   99.15  110.39   99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                        SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                    STANDARD                                           MALE - AGE LAST BIRTHDAY

ISSUE                                                  POLICY YEAR                                                            ATT'D
 AGE     1      2      3      4     5       6      7       8       9      10      11      12      13      14      15     16+   AGE
 20    1.33   1.40   1.46   1.49   1.50    1.46   1.44    1.44    1.46    1.48    1.51    1.58    1.66    1.83    2.00   2.18   35
 21    1.27   1.34   1.43   1.44   1.44    1.42   1.41    1.43    1.46    1.50    1.55    1.65    1.78    1.97    2.15   2.35   36
 22    1.22   1.29   1.40   1.41   1.40    1.40   1.41    1.44    1.49    1.54    1.64    1.75    1.92    2.13    2.34   2.58   37
 23    1.19   1.25   1.39   1.39   1.39    1.40   1.43    1.47    1.54    1.62    1.73    1.87    2.08    2.33    2.57   2.84   38
 24    1.18   1.24   1.38   1.39   1.39    1.42   1.45    1.52    1.61    1.72    1.83    2.02    2.27    2.55    2.83   3.16   39

 25    1.17   1.24   1.36   1.38   1.41    1.44   1.51    1.61    1.71    1.82    1.97    2.21    2.49    2.80    3.12   3.53   40
 26    1.18   1.25   1.36   1.39   1.44    1.50   1.61    1.71    1.82    1.97    2.16    2.42    2.73    3.05    3.43   3.93   41
 27    1.21   1.29   1.37   1.43   1.50    1.60   1.71    1.82    1.95    2.15    2.37    2.66    2.99    3.33    3.78   4.37   42
 28    1.25   1.34   1.41   1.50   1.60    1.70   1.80    1.95    2.14    2.35    2.63    2.93    3.29    3.65    4.16   4.86   43
 29    1.28   1.39   1.49   1.60   1.70    1.80   1.92    2.12    2.35    2.60    2.92    3.25    3.62    4.04    4.62   5.41   44

 30    1.31   1.44   1.59   1.67   1.80    1.92   2.08    2.33    2.59    2.90    3.24    3.60    4.01    4.54    5.14   5.98   45
 31    1.34   1.48   1.66   1.79   1.91    2.08   2.27    2.56    2.88    3.22    3.58    3.99    4.51    5.06    5.73   6.56   46
 32    1.37   1.54   1.73   1.90   2.05    2.26   2.49    2.83    3.20    3.57    3.97    4.49    5.02    5.59    6.39   7.23   47
 33    1.40   1.60   1.83   2.03   2.22    2.46   2.74    3.13    3.55    3.95    4.47    4.99    5.49    6.22    7.09   8.01   48
 34    1.45   1.68   1.95   2.19   2.41    2.71   3.03    3.46    3.94    4.44    4.95    5.41    5.97    6.88    7.85   8.98   49

 35    1.50   1.78   2.10   2.38   2.64    3.00   3.37    3.84    4.37    4.93    5.36    5.88    6.66    7.56    8.64   9.96   50
 36    1.57   1.90   2.27   2.60   2.89    3.33   3.75    4.26    4.84    5.34    5.83    6.58    7.46    8.25    9.46  10.81   51
 37    1.65   2.03   2.45   2.87   3.18    3.70   4.16    4.72    5.29    5.81    6.51    7.38    8.13    8.97   10.33  11.68   52
 38    1.73   2.17   2.66   3.15   3.49    4.10   4.60    5.20    5.75    6.45    7.29    8.02    8.72    9.75   11.26  12.62   53
 39    1.83   2.34   2.89   3.45   3.83    4.51   5.06    5.72    6.39    7.20    7.91    8.60    9.41   10.61   12.26  13.77   54

 40    1.94   2.52   3.14   3.75   4.19    4.93   5.54    6.26    7.05    7.81    8.51    9.30   10.29   11.57   13.33  15.18   55
 41    2.06   2.71   3.41   4.08   4.58    5.36   6.02    6.81    7.64    8.44    9.25   10.15   11.24   12.60   14.47  16.76   56
 42    2.19   2.91   3.69   4.43   4.99    5.81   6.52    7.39    8.25    9.17   10.05   11.05   12.25   13.72   15.68  18.42   57
 43    2.33   3.13   4.00   4.79   5.42    6.28   7.08    8.02    8.90    9.88   10.87   12.02   13.33   14.92   16.97  20.06   58
 44    2.47   3.37   4.32   5.17   5.88    6.80   7.70    8.72    9.63   10.68   11.77   13.05   14.48   16.22   18.39  21.52   59

 45    2.61   3.62   4.67   5.58   6.34    7.37   8.42    9.50   10.46   11.61   12.82   14.15   15.71   17.61   19.92  22.90   60
 46    2.75   3.90   5.03   6.00   6.82    8.00   9.24   10.39   11.40   12.66   13.97   15.30   17.01   19.08   21.54  24.37   61
 47    2.91   4.19   5.42   6.45   7.32    8.68  10.14   11.34   12.42   13.80   15.14   16.52   18.39   20.65   23.26  25.98   62
 48    3.06   4.48   5.82   6.91   7.84    9.37  11.06   12.32   13.47   14.98   16.33   17.80   19.85   22.34   25.15  27.78   63
 49    3.21   4.77   6.22   7.39   8.36   10.06  11.95   13.27   14.50   16.14   17.46   19.15   21.41   24.18   27.27  30.30   64

 50    3.35   5.05   6.62   7.86   8.86   10.70  12.78   14.16   15.46   17.26   18.61   20.54   23.07   26.16   29.63  33.44   65
 51    3.49   5.28   6.99   8.31   9.33   11.27  13.54   14.99   16.35   18.33   19.81   21.98   24.79   28.25   32.19  36.62   66
 52    3.61   5.51   7.37   8.76   9.78   11.82  14.27   15.79   17.22   19.40   21.02   23.48   26.59   30.48   34.95  40.05   67
 53    3.76   5.77   7.79   9.29  10.31   12.40  15.02   16.61   18.11   20.50   22.31   25.08   28.55   32.91   37.97  43.56   68
 54    3.97   6.08   8.29   9.93  10.99   13.10  15.81   17.48   19.08   21.66   23.72   26.83   30.72   35.58   41.31  47.06   69

                     *** CONTINENTAL ASSURANCE COMPANY ***
                        SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                             STANDARD

ISSUE                                            POLICY YEAR
 AGE     1      2      3      4      5       6       7       8       9      10      11      12      13
  55    4.25   6.46   8.90  10.74  11.86   13.96   16.67   18.40   20.11   22.87   25.25   28.72   33.12
  56    4.56   6.90   9.61  11.72  12.93   14.93   17.56   19.35   21.17   24.08   26.85   30.70   35.71
  57    4.92   7.38  10.40  12.82  14.15   16.01   18.48   20.33   22.28   25.32   28.55   32.81   38.50
  58    5.34   7.95  11.26  14.00  15.45   17.16   19.49   21.40   23.52   26.73   30.42   35.12   41.52
  59    5.83   8.60  12.20  15.21  16.76   18.36   20.59   22.63   24.97   28.41   32.54   37.72   44.80

  60    6.37   9.36  13.20  16.42  18.02   19.53   21.73   23.95   26.59   30.35   34.85   40.53   48.24
  61    6.97  10.21  14.29  17.63  19.22   20.61   22.81   25.23   28.23   32.41   37.20   43.41   51.70
  62    7.62  11.15  15.45  18.87  20.42   22.05   23.94   26.60   30.03   34.69   39.75   46.51   55.34
  63    8.38  12.19  16.67  20.18  21.83   23.66   25.38   28.37   32.26   37.44   42.81   50.16   59.58
  64    9.29  13.33  17.95  21.57  23.40   25.08   27.40   30.80   35.19   40.92   46.72   54.71   64.80

  65   10.41  14.56  19.26  23.06  24.89   26.92   30.22   34.16   39.09   45.38   51.79   60.49   71.36
  66   11.76  15.90  20.61  24.62  26.59   29.88   33.88   38.47   43.98   50.88   58.08   67.55   79.31
  67   13.26  17.34  22.02  26.26  29.28   33.51   38.11   43.47   49.58   57.14   65.23   75.54   88.26
  68   14.84  18.87  23.51  28.02  32.33   37.11   42.60   48.78   55.55   63.75   72.80   83.96   97.68
  69   16.37  20.50  25.11  29.92  35.07   40.72   47.03   54.05   61.51   70.35   80.32   92.31  107.07

  70   17.81  22.24  26.84  32.00  37.96   44.19   51.20   59.08   67.29   76.72   87.53  100.29  116.08
  71   19.17  24.10  28.69  34.27  41.03   47.59   55.20   63.98   72.98   82.97   94.57  108.02  124.83
  72   20.50  26.07  30.66  36.67  44.28   51.01   59.18   68.88   78.73   89.25  101.62  115.75  133.58
  73   21.85  28.10  32.73  39.20  47.63   54.50   63.22   73.85   84.56   95.62  108.77  123.63  142.55
  74   23.26  30.14  34.87  41.82  51.03   58.10   67.39   78.92   90.49  102.16  116.12  131.80  151.93

  75   24.74  32.18  37.09  44.50  54.44   61.85   71.73   84.13   96.53  108.87  123.70  140.36  161.83
  76   26.27  34.23  39.38  47.26  57.90   65.71   76.22   89.45  102.67  115.74  131.49  149.25  172.18
  77   27.86  36.31  41.75  50.11  61.42   69.68   80.83   94.88  108.98  122.76  139.46  158.42  182.91
  78   29.49  38.41  44.21  53.06  64.99   73.76   85.57  100.40  115.23  129.91  147.60  167.87  194.02
  79   31.79  41.27  47.53  56.72  69.60   78.75   9l.21  106.92  122.05  136.99  155.89  178.70  208.82

  80   34.77  45.02  51.57  61.37  75.19   84.68   97.87  114.05  128.94  144.32  165.65  193.20  229.82
  81   37.93  48.85  55.80  66.30  80.85   90.86  104.40  120.50  135.84  153.36  179.09  212.62  255.46
  82   41.16  52.85  60.28  71.29  86.76   96.92  110.30  126.94  144.35  165.80  197.09  236.34  284.98
  83   44.53  57.09  64.82  76.50  92.54  102.39  116.19  134.89  156.06  182.47  219.08  263.66  318.44
  84   48.10  61.39  69.55  81.59  97.77  107.87  123.47  145.84  171.75  202.83  244.40  294.61  355.82

     MALE - AGE LAST BIRTHDAY

ISSUE                          ATT'D
 AGE     14      15      16+    AGE
  55    38.52   44.98   51.02    70
  56    41.70   48.95   55.64    71
  57    45.10   53.22   60.70    72
  58    48.79   57.83   66.35    73
  59    52.81   62.81   72.95    74

  60    57.07   68.09   79.69    75
  61    61.43   73.52   86.33    76
  62    66.05   79.26   93.53    77
  63    71.30   85.68  101.21    78
  64    77.54   93.12  110.23    79

  65    85.14  101.98  120.56    80
  66    94.17  112.31  131.53    81
  67   104.23  123.70  142.72    82
  68   114.75  135.59  154.40    83
  69   125.18  147.38  166.80    84

  70   135.12  158.65  179.36    85
  71   144.65  169.42  192.47    86
  72   154.12  180.12  205.30    87
  73   163.88  191.22  216.90    88
  74   174.27  203.17  228.50    89

  75   185.46  216.20  242.81    90
  76   197.34  230.16  262.51    91
  77   209.80  244.89  288.90    92
  78   222.82  260.40  321.13    93
  79   241.95  283.67  358.24    94

  80   268.94  316.45  400.30    95
  81   300.02  353.60  447.29    96
  82   335.24  395.11  499.19    97
  83   374.60  440.96  556.04    98
  84   418.07  491.17  622.29    99

                     *** CONTINENTAL ASSURANCE COMPANY ***
                        SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                               SUBSTANDARD - PER TABLE                        MALE - AGE LAST  BIRTHDAY

ISSUE                                                   POLICY YEAR                                                   ATT'D
 AGE    1      2       3     4      5      6      7      8      9      10     11     12     13     14     15     16+   AGE
  20   0.30   0.32   0.33   0.34   0.34   0.33   0.32   0.32   0.33   0.33   0.34   0.35   0.37   0.41   0.45   0.49    35
  21   0.29   0.30   0.32   0.32   0.32   0.32   0.32   0.32   0.33   0.34   0.35   0.37   0.40   0.44   0.48   0.53    36
  22   0.28   0.29   0.32   0.32   0.32   0.31   0.32   0.32   0.34   0.35   0.37   0.39   0.43   0.48   0.53   0.58    37
  23   0.27   0.28   0.31   0.31   0.31   0.31   0.32   0.33   0.35   0.37   0.39   0.42   0.47   0.52   0.58   0.64    38
  24   0.26   0.28   0.31   0.31   0.31   0.32   0.33   0.34   0.36   0.39   0.41   0.46   0.51   0.57   0.64   0.71    39

  25   0.26   0.28   0.31   0.31   0.32   0.32   0.34   0.36   0.38   0.41   0.44   0.50   0.56   0.63   0.70   0.79    40
  26   0.27   0.28   0.30   0.31   0.32   0.34   0.36   0.38   0.41   0.44   0.49   0.54   0.61   0.69   0.77   0.88    41
  27   0.27   0.29   0.31   0.32   0.34   0.36   0.38   0.41   0.44   0.48   0.53   0.60   0.67   0.75   0.85   0.98    42
  28   0.28   0.30   0.32   0.34   0.36   0.38   0.41   0.44   0.48   0.53   0.59   0.66   0.74   0.82   0.94   1.09    43
  29   0.29   0.31   0.34   0.36   0.38   0.41   0.43   0.48   0.53   0.59   0.66   0.73   0.82   0.91   1.04   1.22    44

  30   0.29   0.32   0.36   0.38   0.40   0.43   0.47   0.52   0.58   0.65   0.73   0.81   0.90   1.02   1.16   1.35    45
  31   0.30   0.33   0.37   0.40   0.43   0.47   0.51   0.58   0.65   0.73   0.81   0.90   1.02   1.14   1.29   1.48    46
  32   0.31   0.35   0.39   0.43   0.46   0.51   0.56   0.64   0.72   0.80   0.89   1.01   1.13   1.26   1.44   1.63    47
  33   0.32   0.36   0.41   0.46   0.50   0.55   0.62   0.70   0.80   0.89   1.00   1.12   1.24   1.40   1.60   1.80    48
  34   0.33   0.38   0.44   0.49   0.54   0.61   0.68   0.78   0.89   1.00   1.11   1.22   1.34   1.55   1.77   2.02    49

  35   0.34   0.40   0.47   0.54   0.59   0.67   0.76   0.86   0.98   1.11   1.21   1.32   1.50   1.70   1.94   2.24    50
  36   0.35   0.43   0.51   0.59   0.65   0.75   0.84   0.96   1.09   1.20   1.31   1.48   1.68   1.86   2.13   2.43    51
  37   0.37   0.46   0.55   0.64   0.72   0.83   0.94   1.06   1.19   1.31   1.47   1.66   1.83   2.02   2.32   2.63    52
  38   0.39   0.49   0.60   0.71   0.79   0.92   1.03   1.17   1.29   1.45   1.64   1.80   1.96   2.19   2.53   2.84    53
  39   0.41   0.53   0.65   0.78   0.86   1.02   1.14   1.29   1.44   1.62   1.78   1.94   2.12   2.39   2.76   3.10    54

  40   0.44   0.57   0.71   0.84   0.94   1.11   1.25   1.41   1.59   1.76   1.92   2.09   2.32   2.60   3.00   3.42    55
  41   0.46   0.61   0.77   0.92   1.03   1.21   1.35   1.53   1.72   1.90   2.08   2.28   2.53   2.84   3.26   3.77    56
  42   0.49   0.66   0.83   1.00   1.12   1.31   1.47   1.66   1.86   2.06   2.26   2.49   2.76   3.09   3.53   4.14    57
  43   0.52   0.70   0.90   1.08   1.22   1.41   1.59   1.80   2.00   2.22   2.45   2.70   3.00   3.36   3.82   4.51    58
  44   0.56   0.76   0.97   1.16   1.32   1.53   1.73   1.96   2.17   2.40   2.65   2.94   3.26   3.65   4.14   4.84    59

  45   0.59   0.82   1.05   1.26   1.43   1.66   1.89   2.14   2.35   2.61   2.88   3.18   3.54   3.96   4.48   5.15    60
  46   0.62   0.88   1.13   1.35   1.53   1.80   2.08   2.34   2.57   2.85   3.14   3.44   3.83   4.29   4.85   5.48    61
  47   0.65   0.94   1.22   1.45   1.65   1.95   2.28   2.55   2.80   3.10   3.41   3.72   4.14   4.65   5.23   5.85    62
  48   0.69   1.01   1.31   1.56   1.76   2.11   2.49   2.77   3.03   3.37   3.67   4.01   4.47   5.03   5.66   6.25    63
  49   0.72   1.07   1.40   1.66   1.88   2.26   2.69   2.99   3.26   3.63   3.93   4.31   4.82   5.44   6.14   6.82    64

  50   0.75   1.14   1.49   1.77   1.99   2.41   2.88   3.19   3.48   3.88   4.19   4.62   5.19   5.89   6.67   7.52    65
  51   0.78   1.19   1.57   1.87   2.10   2.54   3.05   3.37   3.68   4.13   4.46   4.95   5.58   6.36   7.24   8.24    66
  52   0.81   1.24   1.66   1.97   2.20   2.66   3.21   3.55   3.87   4.37   4.73   5.28   5.98   6.86   7.86   9.01    67
  53   0.85   1.30   1.75   2.09   2.32   2.79   3.38   3.74   4.08   4.61   5.02   5.64   6.42   7.40   8.54   9.80    68
  54   0.89   1.37   1.87   2.23   2.47   2.95   3.56   3.93   4.29   4.87   5.34   6.04   6.91   8.01   9.30  10.59    69

                     *** CONTINENTAL ASSURANCE COMPANY ***
                         SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                SUBSTANDARD - PER TABLE                           MALE - AGE LAST BIRTHDAY

ISSUE                                                    POLICY YEAR                                                     ATT'D
 AGE     1      2      3      4      5      6      7      8      9      10     11     12     13     14     15      16+    AGE
  55    0.96   1.45   2.00   2.42   2.67   3.14   3.75   4.14   4.52   5.15   5.68   6.46   7.45   8.67   10.12   11.48    70
  56    1.03   1.55   2.16   2.64   2.91   3.36   3.95   4.35   4.76   5.42   6.04   6.91   8.03   9.38   11.01   12.52    71
  57    1.11   1.66   2.34   2.89   3.18   3.60   4.16   4.57   5.01   5.70   6.42   7.38   8.66  10.15   11.97   13.66    72
  58    1.20   1.79   2.53   3.15   3.48   3.86   4.38   4.82   5.29   6.01   6.84   7.90   9.34  10.98   13.01   14.93    73
  59    1.31   1.94   2.74   3.42   3.77   4.13   4.63   5.09   5.62   6.39   7.32   8.49  10.08  11.88   14.13   16.41    74

  60    1.43   2.11   2.97   3.69   4.05   4.39   4.89   5.39   5.98   6.83   7.84   9.12  10.85  12.84   15.32   17.93    75
  61    1.57   2.30   3.21   3.97   4.32   4.64   5.13   5.68   6.35   7.29   8.37   9.77  11.63  13.82   16.54   19.42    76
  62    1.71   2.51   3.48   4.25   4.59   4.96   5.39   5.99   6.76   7.81   8.94  10.46  12.45  14.86   17.83   21.04    77
  63    1.89   2.74   3.75   4.54   4.91   5.32   5.71   6.38   7.26   8.42   9.63  11.29  13.41  16.04   19.28   22.77    78
  64    2.09   3.00   4.04   4.85   5.27   5.64   6.16   6.93   7.92   9.21  10.51  12.31  14.58  17.45   20.95   24.80    79

  65    2.34   3.28   4.33   5.19   5.60   6.06   6.80   7.69   8.79  10.21  11.65  13.61  16.06  19.16   22.94   27.13    80
  66    2.65   3.58   4.64   5.54   5.98   6.72   7.62   8.66   9.89  11.45  13.07  15.20  17.84  21.19   25.27   29.59    81
  67    2.98   3.90   4.95   5.91   6.59   7.54   8.58   9.78  11.16  12.86  14.68  17.00  19.86  23.45   27.83   32.11    82
  68    3.34   4.25   5.29   6.30   7.27   8.35   9.59  10.98  12.50  14.34  16.38  18.89  21.98  25.82   30.51   34.74    83
  69    3.68   4.61   5.65   6.73   7.89   9.16  10.58  12.16  13.84  15.83  18.07  20.77  24.09  28.17   33.16   37.53    84

  70    4.01   5.00   6.04   7.20   8.54   9.94  11.52  13.29  15.14  17.26  19.70  22.57  26.12  30.40   35.70   40.36    85
  71    4.31   5.42   6.46   7.71   9.23  10.71  12.42  14.40  16.42  18.67  21.28  24.31  28.09  32.55   38.12   43.31    86
  72    4.61   5.87   6.90   8.25   9.96  11.48  13.32  15.50  17.72  20.08  22.86  26.04  30.06  34.68   49.53   46.19    87
  73    4.92   6.32   7.36   8.82  10.72  12.26  14.22  16.62  19.03  21.52  24.47  27.82  32.07  36.87   43.02   48.80    88
  74    5.23   6.78   7.85   9.41  11.48  13.07  15.16  17.76  20.36  22.98  26.13  29.66  34.18  39.21   45.71   51.41    89

  75    5.57   7.24   8.34  10.01  12.25  13.92  16.14  18.93  21.72  24.49  27.83  31.58  36.41  41.73   48.65   54.63    90
  76    5.91   7.70   8.86  10.63  13.03  14.78  17.15  20.13  23.10  26.04  29.59  33.58  38.74  44.40   51.79   59.06    91
  77    6.27   8.17   9.39  11.28  13.82  15.68  18.19  21.35  24.50  27.62  31.38  35.64  41.15  47.20   55.10   65.00    92
  78    6.64   8.64   9.95  11.94  14.62  16.60  19.25  22.59  25.93  29.23  33.21  37.77  43.65  50.14   58.59   72.25    93
  79    7.15   9.29  10.69  12.76  15.66  17.72  20.52  24.06  27.46  30.82  35.07  40.21  46.99  54.44   63.83   80.60    94

  80    7.82  10.13  11.60  13.81  16.92  19.05  22.02  25.66  29.0l  32.47  37.27  43.47  51.71  60.51   71.20   90.07    95
  81    8.53  10.99  12.55  14.92  18.19  20.44  23.49  27.11  30.56  34.51  40.30  47.84  57.48  67.50   79.56  100.64    96
  82    9.26  11.89  13.56  16.04  19.52  21.81  24.82  28.56  32.48  37.31  44.35  53.18  64.12  75.43   88.90  112.32    97
  83   10.02  12.85  14.58  17.21  20.82  23.04  26.14  30.35  35.11  41.06  49.29  59.32  71.65  84.23   99.22  125.11    98
  84   10.82  13.81  15.65  18.36  22.00  24.27  27.78  32.81  38.64  45.64  54.99  66.29  80.06  94.06  110.51  140.02    99

                     *** CONTINENTAL  ASSURANCE C0MPANY ***
                       NON-SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                         STANDARD                                       MALE - AGE LAST BIRTHDAY

ISSUE                                                       POLICY YEAR                                                        ATT'D
 AGE    1       2     3      4      5      6      7      8       9       10      11      12      13      14      15      16+    AGE
  20   0.85   0.89   0.93   0.95   0.95   0.93   0.91   0.91    0.92    0.94    0.95    0.97    0.99    1.02    1.06    1.12     35
  21   0.30   0.84   0.89   0.91   0.90   0.89   0.88   0.89    0.91    0.93    0.95    0.97    1.01    1.06    1.12    1.19     36
  22   0.77   0.80   0.87   0.87   0.86   0.86   0.86   0.88    0.92    0.94    0.97    1.00    1.05    1.12    1.19    1.29     37
  23   0.74   0.77   0.84   0.85   0.84   0.85   0.85   0.88    0.93    0.97    1.00    1.05    1.11    1.19    1.29    1.42     38
  24   0.71   0.75   0.82   0.83   0.82   0.84   0.86   0.90    0.96    1.00    1.05    1.11    1.18    1.28    1.41    1.56     39

  25   0.70   0.74   0.81   0.82   0.82   0.85   0.87   0.93    1.00    1.05    1.11    1.18    1.28    1.41    1.55    1.70     40
  26   0.69   0.73   0.81   0.82   0.84   0.87   0.90   0.97    1.04    1.10    1.18    1.28    1.41    1.55    1.69    1.85     41
  27   0.69   0.74   0.82   0.84   0.86   0.90   0.95   1.02    1.10    1.18    1.27    1.41    1.54    1.67    1.84    2.02     42
  28   0.70   0.75   0.83   0.86   0.90   0.94   1.00   1.09    1.18    1.27    1.40    1.54    1.66    1.81    2.00    2.21     43
  29   0.70   0.76   0.84   0.88   0.94   0.98   1.07   1.16    1.27    1.40    1.54    1.65    1.80    1.97    2.19    2.41     44

  30   0.70   0.77   0.86   0.91   0.97   1.04   1.13   1.24    1.38    1.53    1.65    1.79    1.96    2.17    2.40    2.63     45
  31   0.70   0.77   0.88   0.94   1.01   1.09   1.20   1.34    1.49    1.64    1.78    1.95    2.16    2.39    2.62    2.87     46
  32   0.71   0.78   0.90   0.97   1.06   1.16   1.27   1.44    1.62    1.77    1.94    2.16    2.39    2.61    2.86    3.15     47
  33   0.72   0.79   0.92   1.01   1.11   1.24   1.37   1.55    1.76    1.93    2.15    2.38    2.60    2.84    3.14    3.47     48
  34   0.73   0.81   0.96   1.07   1.18   1.33   1.48   1.68    1.92    2.14    2.38    2.59    2.84    3.12    3.45    3.86     49

  35   0.74   0.85   1.01   1.14   1.27   1.45   1.61   1.84    2.11    2.37    2.58    2.83    3.11    3.43    3.79    4.28     50
  36   0.76   0.90   1.08   1.23   1.37   1.59   1.77   2.02    2.31    2.57    2.81    3.09    3.41    3.76    4.18    4.71     51
  37   0.79   0.95   1.15   1.34   1.49   1.74   1.96   2.22    2.52    2.79    3.07    3.38    3.71    4.11    4.59    5.18     52
  38   0.82   1.01   1.24   1.46   1.63   1.91   2.15   2.43    2.75    3.04    3.35    3.68    4.03    4.52    5.07    5.73     53
  39   0.85   1.08   1.33   1.59   1.77   2.09   2.36   2.66    3.00    3.33    3.65    3.99    4.42    4.99    5.62    6.37     54

  40   0.89   1.16   1.44   1.72   1.92   2.28   2.56   2.89    3.25    3.63    3.96    4.36    4.88    5.52    6.27    7.15     55
  41   0.94   1.24   1.56   1.87   2.09   2.45   2.77   3.13    3.49    3.90    4.29    4.77    5.38    6.12    6.99    8.08     56
  42   1.00   1.33   1.68   2.02   2.27   2.64   2.98   3.37    3.75    4.17    4.64    5.22    5.92    6.77    7.78    9.13     57
  43   1.06   1.43   1.82   2.18   2.46   2.85   3.22   3.65    4.04    4.48    5.04    5.72    6.54    7.51    8.66   10.26     58
  44   1.12   1.54   1.98   2.37   2.68   3.09   3.51   3.98    4.38    4.86    5.52    6.30    7.24    8.34    9.65   11.41     59

  45   1.20   1.67   2.16   2.58   2.92   3.38   3.87   4.33    4.78    5.35    6.09    6.98    8.06    9.30   10.75   12.58     60
  46   1.28   1.82   2.35   2.81   3.18   3.72   4.24   4.72    5.28    5.98    6.74    7.77    8.97   10.37   11.98   13.82     61
  47   1.37   1.99   2.57   3.05   3.48   4.10   4.63   5.21    5.92    6.57    7.47    8.63    9.98   11.54   13.30   15.24     62
  48   1.47   2.17   2.80   3.32   3.78   4.49   5.21   5.83    6.51    7.16    8.26    9.56   11.05   12.80   14.72   16.86     63
  49   1.57   2.34   3.04   3.61   4.11   4.90   5.82   6.46    7.05    7.85    9.07   10.53   12.18   14.11   16.23   18.65     64

  50   1.67   2.52   3.29   3.91   4.45   5.30   6.33   7.02    7.65    8.54    9.90   11.51   13.32   15.44   17.80   20.54     65
  51   1.76   2.68   3.54   4.22   4.78   5.69   6.83   7.56    8.24    9.24   10.73   12.50   14.49   16.79   19.43   22.49     66
  52   1.85   2.83   3.80   4.53   5.12   6.07   7.34   8.11    8.84    9.97   11.60   13.53   15.71   18.19   21.13   24.54     67
  53   1.97   3.01   4.09   4.89   5.52   6.49   7.87   8.70    9.49   10.74   12.52   14.62   17.00   19.69   22.97   26.64     68
  54   2.12   3.24   4.44   5.32   5.99   7.01   8.46   9.34   10.20   11.58   13.52   15.81   18.42   21.36   24.99   28.77     69

                     *** CONTINENTAL ASSURANCE COMPANY ***
                       NON-SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                        STANDARD                                        MALE - AGE LAST BIRTHDAY

ISSUE                                                     POLICY YEAR                                                          ATT'D
 AGE     1      2      3      4      5      6      7      8      9       10      11      12      13      14      15      16+    AGE
  55    2.32   3.52   4.87   5.83   6.57   7.63   9.11  10.05   10.99   12.49   14.60   17.08   19.93   23.17   27.17   31.19    70
  56    2.55   3.85   5.37   6.41   7.24   8.36   9.81  10.80   11.83   13.44   15.73   18.40   21.50   25.08   29.44   34.02    71
  57    2.81   4.22   5.93   7.04   7.99   9.16  10.56  11.60   12.72   14.46   16.91   19.79   23.16   27.11   31.86   37.11    72
  58    3.11   4.63   6.54   7.75   8.80  10.02  11.36  12.47   13.71   15.58   18.23   21.33   25.02   29.39   34.59   40.46    73
  59    3.46   5.11   7.20   8.52   9.65  10.91  12.22  13.42   14.82   16.86   19.73   23.11   27.18   32.04   37.77   44.17    74

  60    3.85   5.65   7.92   9.38  10.54  11.77  13.09  14.42   16.03   18.30   21.39   25.11   29.66   35.09   41.48   48.57    75
  61    4.26   6.25   8.70  10.33  11.46  12.58  14.11  15.59   17.25   19.81   23.16   27.26   32.40   38.50   45.66   53.73    76
  62    4.72   6.90   9.53  11.36  12.24  13.77  15.38  16.64   18.57   21.46   25.07   29.61   35.41   42.24   50.26   59.43    77
  63    5.24   7.62  10.39  12.06  13.45  15.14  16.24  17.71   20.14   23.38   27.30   32.29   38.78   46.37   55.32   65.67    78
  64    5.84   8.38  11.27  13.14  14.79  15.98  17.21  19.36   22.12   25.72   29.98   35.45   42.59   50.94   60.86   72.30    79

  65    6.56   9.18  12.15  14.56  15.70  16.99  19.05  21.55   24.65   28.62   33.27   39.21   46.94   56.04   66.94   78.96    80
  66    7.42  10.04  13.01  15.57  16.83  18.87  21.38  24.29   27.76   32.12   37.20   43.62   51.85   61.67   73.60   85.54    81
  67    8.37  10.94  13.89  16.60  18.54  21.14  24.03  27.42   31.28   36.04   41.61   48.51   57.22   67.77   80.76   92.66    82
  68    9.35  11.98  14.82  17.67  20.39  23.39  26.84  30.74   35.00   40.17   46.26   53.66   62.90   74.19   88.29  100.51    83
  69   10.31  12.92  15.81  18.84  22.08  25.64  29.61  34.03   38.74   44.30   50.92   58.87   68.71   80.77   96.04  109.08    84

  70   11.2l  14.01  16.90  20.15  23.89  27.82  32.23  37.20   42.36   48.30   55.47   64.01   74.60   87.45  103.96  118.49    85
  71   12.07  15.18  18.07  21.57  25.83  29.96  34.76  40.28   45.95   52.23   59.97   69.14   80.61   94.29  112.09  128.71    86
  72   12.91  16.41  19.31  23.09  27.87  32.11  37.26  43.37   49.58   56.19   64.52   74.36   86.80  101.32  120.47  139.71    87
  73   13.76  17.69  20.60  24.68  29.98  34.31  39.80  46.49   53.25   60.20   69.15   79.68   93.14  108.55  129.09  150.28    88
  74   14.64  18.97  21.95  26.33  32.12  36.57  42.43  49.69   56.98   64.31   73.88   85.13   99.61  115.95  137.92  158.91    89

  75   15.57  20.26  23.35  28.02  34.28  38.93  45.17  52.97   60.78   68.54   78.74   90.73  106.19  123.54  146.95  166.61    90
  76   16.54  21.55  24.79  29.76  36.45  41.36  47.99  56.32   64.65   72.87   83.72   96.45  112.90  131.31  156.20  173.59    91
  77   17.54  22.86  26.29  31.55  38.67  43.87  50.89  59.73   68.56   77.29   88.79  102.29  119.75  139.27  165.66  181.60    92
  78   18.57  24.19  27.83  33.41  40.92  46.44  53.87  63.21   72.54   81.79   93.96  108.26  126.73  147.40  175.33  194.20    93
  79   20.03  25.93  29.77  35.82  43.81  49.80  57.77  67.73   77.71   86.90   98.91  113.99  132.56  155.80  187.57  209.55    94

  80   21.87  28.09  32.25  38.85  47.55  54.10  62.75  73.57   83.58   91.89  103.70  118.77  138.67  166.62  202.40  222.10    95
  81   23.70  30.43  34.98  42.16  51.65  58.76  68.11  79.13   88.39   96.34  108.05  124.25  148.30  179.79  214.52  233.61    96
  82   25.67  31.01  37.96  45.80  56.11  63.79  73.26  83.68   92.67  100.38  113.03  132.87  160.02  190.56  225.64  245.78    97
  83   27.84  35.82  41.24  49.75  60.90  68.61  77.47  87.73   96.55  105.81  120.87  143.37  169.61  200.43  237.39  256.82    98
  84   30.22  38.91  44.79  54.00  65.51  72.55  81.22  91.41  10l.0l  112.29  130.43  151.96  178.40  210.88  248.06  278.80    99

                     *** CONTINENTAL  ASSURANCE C0MPANY ***
                       NON-SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                  SUBSTANDARD - PER TABLE                               MALE - AGE LAST BIRTHDAY

ISSUE                                                        POLICY YEAR                                                       ATT'D
 AGE     1       2     3      4      5      6      7      8      9       10      11      12      13      14      15      16+    AGE
  20    0.19   0.20   0.21   0.21   0.21   0.21   0.21   0.20   0.21    0.21    0.21    0.22    0.22    0.23    0.24    0.25     35
  21    0.18   0.19   0.20   0.20   0.20   0.20   0.20   0.20   0.21    0.21    0.21    0.22    0.23    0.24    0.25    0.27     36
  22    0.17   0.18   0.19   0.20   0.19   0.19   0.19   0.20   0.21    0.21    0.22    0.23    0.24    0.25    0.27    0.29     37
  23    0.17   0.17   0.19   0.19   0.19   0.19   0.19   0.20   0.21    0.22    0.23    0.24    0.25    0.27    0.29    0.32     38
  24    0.16   0.17   0.18   0.19   0.18   0.19   0.19   0.20   0.22    0.23    0.24    0.25    0.27    0.29    0.32    0.35     39

  25    0.16   0.17   0.18   0.18   0.18   0.19   0.20   0.21   0.22    0.24    0.25    0.27    0.29    0.32    0.35    0.38     40
  26    0.16   0.16   0.18   0.18   0.19   0.19   0.20   0.22   0.23    0.25    0.27    0.29    0.32    0.35    0.38    0.42     41
  27    0.16   0.17   0.18   0.19   0.19   0.20   0.21   0.23   0.25    0.27    0.29    0.32    0.35    0.38    0.41    0.46     42
  28    0.16   0.17   0.19   0.19   0.20   0.21   0.23   0.24   0.27    0.29    0.32    0.35    0.37    0.41    0.45    0.50     43
  29    0.16   0.17   0.19   0.20   0.21   0.22   0.24   0.26   0.29    0.32    0.35    0.37    0.40    0.44    0.49    0.54     44

  30    0.16   0.17   0.19   0.20   0.22   0.23   0.25   0.28   0.31    0.34    0.37    0.40    0.44    0.49    0.54    0.59     45
  31    0.16   0.17   0.20   0.21   0.23   0.25   0.27   0.30   0.34    0.37    0.40    0.44    0.49    0.54    0.59    0.65     46
  32    0.16   0.18   0.20   0.22   0.24   0.26   0.29   0.32   0.36    0.40    0.44    0.49    0.54    0.59    0.64    0.71     47
  33    0.16   0.18   0.21   0.23   0.25   0.28   0.31   0.35   0.40    0.43    0.48    0.54    0.59    0.64    0.71    0.78     48
  34    0.16   0.18   0.22   0.24   0.27   0.30   0.33   0.38   0.43    0.48    0.53    0.58    0.64    0.70    0.78    0.87     49

  35    0.17   0.19   0.23   0.26   0.28   0.33   0.36   0.41   0.47    0.53    0.58    0.64    0.70    0.77    0.85    0.96     50
  36    0.17   0.20   0.24   0.28   0.31   0.36   0.40   0.45   0.52    0.58    0.63    0.69    0.77    0.85    0.94    1.06     51
  37    0.18   0.21   0.26   0.30   0.34   0.39   0.44   0.50   0.57    0.63    0.69    0.76    0.83    0.92    1.03    1.17     52
  38    0.18   0.23   0.28   0.33   0.37   0.43   0.48   0.55   0.62    0.68    0.75    0.83    0.91    1.02    1.14    1.29     53
  39    0.19   0.24   0.30   0.36   0.40   0.47   0.53   0.60   0.67    0.75    0.82    0.90    1.00    1.12    1.27    1.43     54

  40    0.20   0.26   0.32   0.39   0.43   0.51   0.58   0.65   0.73    0.82    0.89    0.98    1.10    1.24    1.41    1.61     55
  41    0.21   0.28   0.35   0.42   0.47   0.55   0.62   0.70   0.79    0.88    0.97    1.07    1.21    1.38    1.57    1.82     56
  42    0.22   0.30   0.38   0.45   0.51   0.59   0.67   0.76   0.84    0.94    1.04    1.17    1.33    1.52    1.75    2.05     57
  43    0.24   0.32   0.41   0.49   0.55   0.64   0.72   0.82   0.91    1.01    1.13    1.29    1.47    1.69    1.95    2.31     58
  44    0.25   0.35   0.45   0.53   0.60   0.70   0.79   0.90   0.99    1.09    1.24    1.42    1.63    1.88    2.17    2.57     59

  45    0.27   0.38   0.49   0.58   0.66   0.76   0.87   0.97   1.08    1.20    1.37    1.57    1.81    2.09    2.42    2.83     60
  46    0.29   0.41   0.53   0.63   0.72   0.84   0.95   1.06   1.19    1.34    1.52    1.75    2.02    2.33    2.69    3.11     61
  47    0.31   0.45   0.58   0.69   0.78   0.92   1.04   1.17   1.33    1.48    1.68    1.94    2.25    2.60    2.99    3.43     62
  48    0.33   0.49   0.63   0.75   0.85   1.01   1.17   1.31   1.46    1.61    1.86    2.15    2.49    2.88    3.31    3.79     63
  49    0.35   0.53   0.68   0.81   0.92   1.10   1.31   1.45   1.59    1.77    2.04    2.37    2.74    3.17    3.65    4.20     64

  50    0.37   0.57   0.74   0.88   1.00   1.19   1.43   1.58   1.72    1.92    2.23    2.59    3.00    3.47    4.01    4.62     65
  51    0.40   0.60   0.80   0.95   1.07   1.28   1.54   1.70   1.85    2.08    2.41    2.81    3.26    3.78    4.37    5.06     66
  52    0.42   0.64   0.85   1.02   1.15   1.37   1.65   1.83   1.99    2.24    2.61    3.04    3.53    4.09    4.75    5.52     67
  53    0.44   0.68   0.92   1.10   1.24   1.46   1.77   1.96   2.13    2.42    2.82    3.29    3.83    4.43    5.17    5.99     68
  54    0.48   0.73   1.00   1.20   1.35   1.58   1.90   2.10   2.30    2.61    3.04    3.56    4.14    4.81    5.62    6.47     69

                     *** CONTINENTAL  ASSURANCE C0MPANY ***
                       NON-SMOKER Y.R.T. RATES PER $1,000

NON-EXPERIENCE RATED                                  SUBSTANDARD - PER  TABLE                           MALE - AGE  LAST  BIRTHDAY

ISSUE                                                      POLICY YEAR                                                        ATT'D
 AGE    1     2      3      4       5       6       7       8       9      10      11      12      13      14     15     16+   AGE
  55   0.52  0.79   1.10   1.31    l.48    1.72    2.05    2.26    2.47   2.81    3.29    3.84    4.48    5.21   6.11   7.02    70
  56   0.57  0.87   1.21   1.44    1.63    1.88    2.21    2.43    2.66   3.02    3.54    4.14    4.84    5.64   6.62   7.65    71
  57   0.63  0.95   1.33   1.58    1.80    2.06    2.38    2.61    2.86   3.25    3.81    4.45    5.21    6.10   7.17   8.35    72
  58   0.70  1.04   1.47   1.74    1.98    2.25    2.56    2.81    3.09   3.50    4.10    4.80    5.63    6.61   7.78   9.10    73
  59   0.78  1.15   1.62   1.92    2.17    2.45    2.75    3.02    3.34   3.79    4.44    5.20    6.12    7.21   8.50   9.94    74

  60   0.87  1.27   1.78   2.11    2.37    2.65    2.95    3.25    3.61   4.12    4.81    5.65    6.67    7.90   9.33  10.93    75
  61   0.96  1.41   1.96   2.32    2.58    2.83    3.17    3.51    3.88   4.46    5.21    6.13    7.29    8.66  10.27  12.09    76
  62   1.06  1.55   2.14   2.56    2.75    3.10    3.46    3.71    4.18   4.83    5.64    6.66    7.97    9.50  11.31  13.37    77
  63   1.18  1.71   2.34   2.71    3.03    3.41    3.65    3.99    4.53   5.26    6.14    7.27    8.72   10.43  12.45  14.78    78
  64   1.31  1.89   2.54   2.96    3.33    3.60    3.87    4.36    4.98   5.79    6.74    7.93    9.58   11.46  13.69  16.27    79

  65   1.48  2.07   2.73   3.27    3.53    3.82    4.29    4.85    5.55   6.44    7.49    8.82   10.56   12.61  15.06  17.77    80
  66   1.67  2.26   2.93   3.50    3.79    4.25    4.81    5.47    6.25   7.23    8.37    9.81   11.67   13.88  16.56  19.25    81
  67   1.88  2.46   3.13   3.73    4.17    4.76    5.41    6.17    7.04   8.11    9.36   10.91   12.88   15.25  18.17  20.85    82
  68   2.10  2.68   3.33   3.98    4.59    5.26    6.04    6.92    7.88   9.04   10.41   12.07   14.15   16.69  19.86  22.61    83
  69   2.32  2.91   3.56   4.24    4.97    5.77    6.66    7.66    8.72   9.97   11.46   13.25   15.46   18.17  21.61  24.54    84

  70   2.52  3.15   3.80   4.53    5.38    6.26    7.25    8.37    9.53  10.87   12.48   14.40   16.78   19.68  23.39  26.66    85
  71   2.72  3.41   4.06   4.85    5.81    6.74    7.82    9.06   10.34  11.75   13.49   15.56   18.14   21.22  25.22  28.96    86
  72   2.90  3.69   4.34   5.20    6.27    7.23    8.38    9.76   11.15  12.64   14.52   16.73   19.53   22.80  27.11  31.43    87
  73   3.10  3.98   4.64   5.55    6.75    7.72    8.96   10.46   11.98  13.55   15.56   17.93   20.96   24.42  29.04  33.81    88
  74   3.29  4.27   4.94   5.92    7.23    8.23    9.55   11.18   12.82  14.47   16.62   19.16   22.41   26.09  31.03  35.75    89

  75   3.50  4.56   5.25   6.30    7.71    8.76   10.16   11.92   13.68  15.42   17.72   20.41   23.89   27.80  33.06  37.49    90
  76   3.72  4.85   5.58   6.70    8.20    9.31   10.80   12.67   14.55  16.40   18.84   21.70   25.40   29.54  35.14  39.06    91
  77   3.95  5.14   5.91   7.10    8.70    9.87   11.45   13.44   15.43  17.39   19.98   23.02   26.94   31.33  37.27  40.86    92
  78   4.18  5.44   6.26   7.52    9.21   10.45   12.12   14.22   16.32  18.40   21.14   24.36   28.51   33.17  39.45  43.69    93
  79   4.51  5.83   6.70   8.06    9.86   11.21   13.00   15.25   17.48  19.55   22.25   25.65   29.83   35.06  42.20  47.15    94

  80   4.92  6.32   7.26   8.74   10.70   12.17   14.12   16.55   18.81  20.67   23.33   26.72   31.20   37.49  45.54  49.97    95
  81   5.33  6.85   7.87   9.49   11.62   13.22   15.32   17.80   19.89  21.68   24.31   27.96   33.37   40.45  48.27  52.56    96
  82   5.78  7.43   8.54  10.31   12.62   14.35   16.48   18.83   20.85  22.58   25.43   29.90   36.01   42.88  50.77  55.30    97
  83   6.26  8.06   9.28  11.19   13.70   15.44   17.43   19.74   21.72  23.63   27.20   32.26   38.16   45.10  53.41  57.79    98
  84   6.80  8.76  10.08  12.15   14.74   16.32   18.28   20.57   22.73  25.27   29.35   34.19   40.14   47.45  55.81  62.73    99

                                  SCHEDULE F

                     CONDITIONAL RECEIPT APPROVAL SCHEDULE

The Ceding Company's Conditional Receipt Notice, shown as F-1 is approved by the Reinsurer.

BY: /s/
   ----------------------------------

DATE:   January 19, 1999
     --------------------------------

--------------------------------------------------------------------------------
              CONDITIONS RELATING TO THIS APPLICATION / NOTICES
--------------------------------------------------------------------------------

The Proposed insured and the Applicant, if other than the Proposed insured represent that all statements and answers contained in this application are complete and true and are offered as consideration for the insurance applied for, it is expressly agreed that:

1. The company is authorized to amend this application by an appropriate notation in the space designated HOME OFFICE ADDITIONS AND CORRECTIONS in order to correct any apparent errors or omissions. However, no change in age at issue, plan of insurance, amount, risk classification, or benefits shall be effective unless agreed to in writing by the Proposed insured and the Applicant * other than the Proposed insured. The acceptance of any policy issued as a result of this application shall constitute an acceptance of such amendments as well as the acceptance of the beneficiary designation, ownership, and method of payment of the proceeds of such policy.

2. The initial premium payment is held by the Company in its general account while your application is being considered. During this time no earnings are credited to an Account for you, if your application is accepted, the premium will be transferred to the Variable Fund Accounts as provided in the policy.

3. The company shall incur no liability under this application prior to delivery of the policy unless and until all conditions expressed hereafter are met:

(a) an amount equal to the first full premium for the method of payment you selected is received by the company, and

(b) all underwriting requirements, including any medical examinations required by the company's rules are complete.

If the Proposed insured is an acceptable risk for insurance exactly as applied for whithout modification of plan, premium rate, or amount of insurance under the company's rules and practices, than the insurance under the policy applied for shall become effective on the latest of: the date the company receives the application, the date of completion of all underwriting requirements, or any date of issue requested in the application. If any of the above conditions are not met, the liability of the company shall be limited to the return of the premium submitted. Prior to delivery of the policy, the company's maximum liability under this application shall not exceed $200,000, including Accidental Death Benefit.

                                       B

[LOGO OF USAA](R)  USAA LIFE INSURANCE COMPANY
                  --------------------------------------------------------------

November 27, 2000

Joseph J. Atamaniuk, MBA, FLMI
Vice President, Reinsurance Sales
Continental Assurance Company
CNA Plaza
Chicago, IL 60685-0001

Dear Joe:

In an effort to continually improve and streamline our self-administration reinsurance process, USAA has developed a standard waiver of premium claim form (see attachment). This form is similar in content, wording, and overall design to the death claim form, which you have reviewed and approved. For your convenience, I have included the death claim form and the signed approval letter, dated 7-25-2000, as attachments too.

If you agree with the design and scope of the waiver of premium form, please sign and date in the spaces indicated below and return the duplicated copy to my attention. Thank you for your assistance on this matter.

USAA Life Insurance Company                     Continental Assurance Company

/s/ Allen R. Pierce                             /s/ Joseph J. Atamaniuk
-------------------------------                 -------------------------------
          Signature                                        Signature

Allen R. Pierce, VP Actuary                     Joseph J. Atamaniuk, AVP
-------------------------------                 -------------------------------
         Name & Title                                    Name & Title

      November 27, 2000                                December 15, 2000
-------------------------------                 -------------------------------
            Date                                             Date

[LOGO OF USAA](R)       USAA LIFE INSURANCE COMPANY
                        USAA LIFE INSURANCE COMPANY OF NEW YORK

                   REINSURANCE WAIVER OF PREMIUM CLAIM FORM
                   ----------------------------------------
--------------------------------------------------------------------------------
                                 I. CLAIM DATA
--------------------------------------------------------------------------------
 REINSURANCE COMPANY: Continental Assurance Company        STATUS
                      -----------------------------
 INSURED: ________________________________________  [ ]  INCONTESTABLE
 DATE OF BIRTH: __________________________________  [ ]  CONTESTABLE
 DATE OF DISABILITY: _____________________________  [ ]  UNDER INVESTIGATION
 CAUSE OF DISABILITY: ____________________________  [ ]  SETTLED
 DATE BENEFITS EXPIRE:____________________________
 CLAIM TYPE:          [ ] ACCIDENT  [ ] SICKNESS

 DIAGNOSIS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               II. NOTIFICATION
--------------------------------------------------------------------------------
 [ ] PRELIMINARY   [ ] PERIODIC   [ ] NOTIFICATION OF CONTEST/   [ ] REQUEST FOR
     NOTICE            REVIEW         COMPROMISE/*LITIGATION         PAYMENT

--------------------------------------------------------------------------------
       POLICIES ISSUED AS A RESULT OF EXCHANGE OR REPLACEMENT OF OTHER
                       USAA LIFE INSURANCE COVERAGE:
 [ ] YES  IF YES, PLEASE PROVIDE         ORIGINAL POLICY DATE:       ORIGINAL $:
          THE FOLLOWING INFORMATION:
 [ ] NO  POLICY #s:             POLICY #s:               POLICY #s:
--------------------------------------------------------------------------------
 *This claim form is notification of USAA's Intention to contest, compromise, or litigate a claim in accordance with the treaty terms. Unless Reinsurer notifies USAA Life, in writing, that it declines to be a party to such action, Reinsurer will pay its share of any settlement up to the maximum that would have been payable under the specific policy plus its share of specific expenses and damages, if any, in connection with the contest, compromise, or litigation. For incontestable claims, we will process all requirements and proceed with claim payment unless notified otherwise as specified in the provision of the Reinsurance Treaty.
--------------------------------------------------------------------------------
 Policy Number   Date of   Face Amount    Date of    Reinstatement   Amount of
                  Issue                 Termination      Date       Reinsurance
--------------  --------  ------------  -----------  -------------  ------------
______________  ________  ____________  ___________  _____________  ____________
______________  ________  ____________  ___________  _____________  ____________
______________  ________  ____________  ___________  _____________  ____________
            Total Issued: ____________ Amount reinsured w/Reinsurer:____________ Less Terminated: ____________ Amount w/other Reinsurers:____________
                                                     USAA Retention:____________
         Amount in Force: ____________                        TOTAL:____________

--------------------------------------------------------------------------------
                  III. FINAL DISPOSITION/REQUEST FOR PAYMENT
--------------------------------------------------------------------------------
 [ ] Claim has been     [ ] Temporary WP benefit            [ ] Permanent WP
     approved               approved to       _____ (date)      benefit approved
 [ ] Claim Denied       [ ] WP benefits ceased - contract
                            provision         _____ (date)
 [ ] Policy Rescinded   [ ] WP continuance approved to       _____ (date)
--------------------------------------------------------------------------------
     Policy Number             Annual Premium Amount         Reinsured Amount
----------------------  -------------------------------  -----------------------
______________________  _______________________________  _______________________
______________________  _______________________________  _______________________
______________________  _______________________________  _______________________
______________________  _______________________________  _______________________
                                              Sub Total: _______________________
                                  Investigation Expense: _______________________
                                          Legal Expense: _______________________
                                        TOTAL REQUESTED: _______________________
--------------------------------------------------------------------------------
 COMMENTS:
--------------------------------------------------------------------------------
  INCONTESTABLE CLAIMS REQUIREMENTS:       CONTESTABLE CLAIMS REQUIREMENTS:
  ----------------------------------       --------------------------------
- Complete this form & attach proof   IF CEDED FACULTATIVELY:
  of disability                       -Attach proof of disability, complete this
                                      form & investigation reports
                                      IF CEDED AUTOMATICALLY:
                                      -Attach proof of disability, complete this
                                      form, investigation reports & underwriting
                                      papers
--------------------------------------------------------------------------------
 Date:                       Ceding Company                 Wire Information:
 Completed By: Cheryl           Name: USAA                 ---------------------
               ------        Address: Attn: Reinsurance     Nations Bank, Dallas
               Moczygemba             -----------------     --------------------
               ----------             Dept., F-2-E          ABA #111000025
 Title:        Reinsurance            ------------          --------------
               -----------            9800 Fredericksburg   Account #7110373357
               Specialist             -------------------   -------------------
               ----------             Rd. San Antonio.      Account Name - USAA
 Phone#:       210-498-9248           ----------------      -------------------
               ------------           TX 78288-0338         LIFE
 Fax#:         210-498-0338           -------------         ----
               ------------
--------------------------------------------------------------------------------

[LOGO OF USAA](R)    USAA LIFE INSURANCE COMPANY
                    ------------------------------------------------------------

July 25, 2000

Joseph J. Atamaniuk, MBA, FLMI
Vice President, Reinsurance Sales
Continental Assurance Company (CNA)
CNA Plaza
Chicago, IL 60685-0001

RE: All existing treaties

Dear Joe:

Enclosed is the proposed standard claim form presented at the USAA Financial Conference, Reinsurance Breakout Session on May 8, 2000. Please take the time to carefully review the form, as changes have been made to the form discussed at the conference. Effective immediately, we intend that this form will be used for USAA Life to provide notice to CNA of the contest, compromise, or litigation of a claim, as required by the terms of the existing agreements. Unless USAA Life receives written notice from CNA in response that CNA does not consent to the contest, compromise, or litigation, USAA Life will assume that CNA consents to the contest, compromise, or litigation, and will reimburse USAA Life for CNA's portion of the associated liability and expenses in accordance with the terms of the existing agreements, including CNA's proportionate share of any compromise or settlement.

If you agree with the above, please sign and date in the spaces indicated below and return the duplicated copy to us.

USAA Life Insurance Company                     Continental Assurance Company

/s/ Allen R. Pierce                             /s/ Joseph J. Atamaniuk
-------------------------------                 -------------------------------
          Signature                                        Signature

Allen R. Pierce, VP Actuary                     Joseph J. Atamaniuk, AVP
-------------------------------                 -------------------------------
         Name & Title                                     Name & Title

          7/27/2000                                    September 8, 2000
-------------------------------                 -------------------------------
            Date                                             Date

[LOGO OF USAA](R)       USAA LIFE INSURANCE COMPANY
                        USAA LIFE INSURANCE COMPANY OF NEW YORK

                        REINSURANCE DEATH CLAIM FORM
                        ----------------------------
--------------------------------------------------------------------------------
                                 I. CLAIM DATA
--------------------------------------------------------------------------------
 REINSURANCE COMPANY: Continental Assurance                STATUS
                      ---------------------
 INSURED: ________________________________________  [ ]  INCONTESTABLE
 DATE OF BIRTH: __________________________________  [ ]  CONTESTABLE
 DATE OF DEATH: __________________________________  [ ]  UNDER INVESTIGATION
 CAUSE OF DEATH: _________________________________  [ ]  SETTLED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               II. NOTIFICATION
--------------------------------------------------------------------------------
       POLICIES ISSUED AS A RESULT OF CONVERSION, EXCHANGE OR REPLACEMENT
                    OF OTHER USAA LIFE INSURANCE COVERAGE:
 [ ] YES  IF YES, PLEASE PROVIDE          ORIGINAL POLICY DATE:      ORIGINAL $:
          THE FOLLOWING INFORMATION:
 [ ] NO  POLICY #s:               POLICY #s:              POLICY #s:
--------------------------------------------------------------------------------
 *This claim form is notification of USAA's intention to contest, compromise, or litigate a claim in accordance with the treaty terms. Unless Reinsurer notifies USAA Life, in writing, that it declines to be a party to such action, Reinsurer will pay its share of any settlement up to the maximum that would have been payable under the specific policy plus its share of specific expenses and damages, if any, in connection with the contest, compromise, or litigation. For incontestable claims, we will process all requirements and proceed with claim payment unless notified otherwise.
--------------------------------------------------------------------------------
                Date of                 Date of    Reinstatement    Amount of
 Policy Number   Issue   Face Amount  Termination      Date        Reinsurance
--------------  -------  -----------  -----------  -------------  --------------
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
             Total Issued: _________ Amount reinsured w/Reinsurer: ____________ Less Terminated: _________ Amount w/other Reinsurers: ____________
                                                    USAA Retention: ____________
          Amount in Force: _________                         TOTAL: ____________

--------------------------------------------------------------------------------
                  III. FINAL DISPOSITION/REQUEST FOR PAYMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Policy Number         Reinsured Amount            Interest         Total
------------------  -------------------------  -----------------  --------------
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
                                                       Sub Total: ______________
                                           Investigation Expense: ______________
  INTEREST PAID AT _____% FOR_____DAYS.            Legal Expense: ______________
                                                 TOTAL REQUESTED: ______________

--------------------------------------------------------------------------------
   INCONTESTABLE CLAIMS REQUIREMENTS:       CONTESTABLE CLAIMS REQUIREMENTS:
   ----------------------------------       --------------------------------
 - Complete this form & attach proof
   of death                             -Attach proof of death, complete this
                                        form & investigation reports

                                        -Attach proof of death, complete this
                                        form, investigation reports &
                                        underwriting papers
--------------------------------------------------------------------------------
 Date:  _________     Completed By: Cheryl       Title:  Reinsurance Specialist
  Ceding                            ------               ----------------------
  Company Name: USAA            Moczygemba  Phone#: 210-498-9248  Fax#: 210-498
       Address: ----            ----------         ------------         -------
                                                                          -0338
                Attn: Reinsurance                                         -----
                -----------------        Wire Information: Nations Bank, Dallas
                Dept., F-2-E                               --------------------
                ------------                                ABA #111000025
                9800 Fredericksburg Rd.                     --------------
                -----------------------                     Account #7110373357
                San Antonio,                                -------------------
                ------------                                Account Name- USAA
                TX 78288-0338                               ------------------
                -------------                               LIFE
                                                            ----
--------------------------------------------------------------------------------